UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN
PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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DELTA AIR LINES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2021

Notice of Annual Meeting and Proxy Statement

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE:	ACCESS THE ANNUAL MEETING:	RECORD DATE:
Thursday, June 17, 2021 7:30 a.m. Eastern Daylight Time	The annual meeting will be held virtually. Shareholders may participate by logging in at www.virtualshareholdermeeting.com/DAL2021.	April 30, 2021

AGENDA
At the Annual Meeting, shareholders will be asked to vote on the following proposals:	Board Recommends Vote:
ITEM 1	Election of 12 directors named in the Proxy Statement	FOR each nominee
ITEM 2	Advisory vote on executive compensation	FOR
ITEM 3	Ratification of Ernst & Young LLP as independent auditors for 2021	FOR
ITEM 4	Shareholder proposal regarding right to act by written consent, if properly presented	AGAINST
ITEM 5	Shareholder proposal on a climate lobbying report, if properly presented	AGAINST

In addition, we will transact any other business properly presented at the meeting, including any adjournment or postponement by or at the direction of the Board of Directors.

A list of shareholders entitled to vote at the meeting will be available for examination during normal business hours for ten days before the meeting at Delta’s Investor Relations Department, 1030 Delta Boulevard, Atlanta, Georgia 30354. The shareholder list will also be available at the meeting.

If you plan to attend the meeting virtually, please see the instructions on page 76 of the attached proxy statement.

We encourage shareholders to sign up to receive future proxy materials electronically, including the Notice Regarding the Availability of Proxy Materials. To sign up, visit http://enroll.icsdelivery.com/dal.

BY INTERNET IN ADVANCE	BY TELEPHONE	BY MAIL	AT THE MEETING

Go to www.proxyvote.com and follow the instructions	Call 1-800-690-6903	Sign, date and return your proxy card in the enclosed postage-paid envelope	Attend the annual meeting virtually. See page 76 for instructions on how to attend.

The Notice of Internet Availability of Proxy Materials is being mailed, and the attached proxy statement is being made available, to our shareholders on or about May 7, 2021.

Please read our attached proxy statement carefully and submit your vote as soon as possible. Your vote is important. You can ensure that your shares are voted at the meeting by using our Internet or telephone voting system, or by completing, signing and returning a proxy card.

Atlanta, Georgia
May 7, 2021

2021 PROXY STATEMENT	1

LETTER FROM THE NON-EXECUTIVE CHAIRMAN OF THE BOARD

In his letter, Ed will describe to you the tremendous work of the entire Delta family during the course of the COVID-19 pandemic. On behalf of the Board, it has been a privilege to oversee, encourage and support the management team in its strong and thoughtful response to the impact of the pandemic on Delta.

As is described in more detail in the proxy statement, the Board has been extremely engaged throughout the crisis on your behalf, discussing with management as frequently as twice a week in the early days of the pandemic last year and continuing with bi-weekly updates through the first half of this year. We formally met as a board 13 times in 2020, monitoring the impact of the pandemic and the company’s focus on taking care of its employees and customers, protecting its liquidity and preparing for recovery.

The committees of the Board held numerous special meetings and received updates in addition to regular meetings. In addition to the routine areas of oversight, the committees took on expanded duties or had increased activity during the year.

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The Audit Committee actively monitored the company’s reporting in the challenging remote working environment.

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The Corporate Governance committee received updates on the company’s commitment to carbon neutrality and the ongoing development of the environmental sustainability strategy.

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The Finance Committee received numerous updates and provided oversight on the company’s financial condition, liquidity and financing transactions.

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The Personnel & Compensation Committee closely monitored and evaluated the impact of the pandemic on 2020 compensation and engaged with management on efforts to improve diversity, equity and inclusion.

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The Safety & Security Committee expanded its role in response to the pandemic to oversee the company’s protection of the health of the company’s employees and customers.

The foundation of good governance practices reflected in all of our activity in 2020 has served us well and will continue to do so as recovery accelerates. The combination of the depth of leadership experience among our Board members and specific experience in areas such as cybersecurity, energy, risk management and global security has long been crucial to our collective oversight of the management team.

Even so, we continue to evaluate our own performance and composition regularly. We remain mindful of the need for the Board to possess a wide range of skills, qualifications, experiences and background. In particular, while five of the members of the Board are diverse from a racial, ethnic or gender standpoint, the events of last summer remind us that we can and should continue to improve and enhance diversity in the boardroom.

As we look forward to the second half of this year and the challenges that remain ahead for Delta, the Board welcomes your engagement. We encourage you to share suggestions and concerns with us. In particular, we encourage you to review this proxy statement, and vote in the upcoming meeting.

As always, we deeply appreciate your support as shareholders and customers.

Sincerely,

2021 PROXY STATEMENT	2

LETTER FROM THE CEO

2020 was truly a year for the history books. We began the year at our company’s highest point, outlining our vision for the future of travel at a CES keynote; paying a record $1.6 billion in profit sharing to our people; and announcing a 10-year investment toward becoming a carbon neutral airline.

Within weeks of those events, a national emergency was declared over the COVID-19 pandemic, and our business fell to the lowest of lows. Travel demand vanished overnight, our revenues evaporated and our future, at least in the short term, looked uncertain.

As they have so often in the past, the people of Delta led the way as we navigated the darkest days of the pandemic and moved toward recovery. Thanks to their hard work and dedication, during 2020 Delta:

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Implemented an unprecedented safety and health program that included extensive cleaning, employee testing, and mask requirements for our planes several months before the federal mask mandate, protecting our employees and customers.

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Avoided involuntary furloughs of our U.S. employees thanks to the sacrifices of our people, who took early retirements and departure packages at unprecedented rates, volunteered to take unpaid leaves of absence and worked reduced hours for much of the year.

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Raised more than $25 billion in capital to bolster our liquidity – a critical action that, when coupled with much-needed government support to protect airline employee jobs, ensures that Delta is well-positioned as demand returns.

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Outperformed our competitors on passenger revenue generation despite having fewer seats for sale, as the only U.S. airline to block the middle seat through the end of 2020 and into 2021.

Our culture demands that we always put people first, with the safety of our employees, customers and communities the first priority in every decision. With positive customer feedback at record levels during the pandemic, we believe our approach is building loyalty that will reward Delta for years to come.

As the pace of vaccinations accelerates, our customers are reclaiming their lives. Air travel will be central as people reconnect with loved ones and business colleagues, replacing their screens with real human touchpoints as they venture out of their homes and communities to experience the world again.

We see the second half of 2021 as the continuation of a meaningful recovery that will grow over the next few years, with Delta leading the way as economies reopen and flourish.

Our efforts to transform the air travel experience remain underway – in fact, we’ve sped up the timeline by accelerating our fleet renewal plans and airport construction projects in Los Angeles, New York and elsewhere.

And our commitment to environmental sustainability and addressing climate change remains in full force through a plan that seeks to balance near-term and long-term solutions and encompasses carbon reduction and removal, stakeholder engagement and coalition building. We plan to spend more than $30 million this year on verified offsets to mitigate 13 million metric tons of carbon dioxide emissions from our airline business from March 1, 2020 through the end of 2020.

We also were motivated in 2020 to take a hard look at diversity, equity and inclusion at Delta. While we have a lot to be proud of, we know that we can do better. That’s why we’ve committed to a slate of actions to create more opportunities for our Black employees and help make Delta a truly just, equitable and anti-racist company.

From any standpoint, 2020 was the hardest year in Delta’s history. But it was also among our proudest moments. It was a year that revealed our character and reminded us that our people are our most powerful asset. Thanks to the experiences and lessons of 2020, the Delta that we’re rebuilding today will be stronger and more successful for many years to come.

Thank you for your support throughout the past year. We look forward to speaking with you at our annual meeting in June.

Sincerely,

2021 PROXY STATEMENT	3

TABLE OF CONTENTS

PROXY STATEMENT SUMMARY	5
THE DELTA DIFFERENCE	5
MATTERS TO BE PRESENTED AT THE ANNUAL MEETING	6
EXECUTIVE COMPENSATION PROGRAM	7
SHAREHOLDER ENGAGEMENT	8
ENVIRONMENTAL, SOCIAL AND GOVERNANCE (ESG) HIGHLIGHTS	9
Our Commitment to the Environment	9
Our Commitment to Our People and Our Communities	11
Our Commitment to Leading Governance	13
GOVERNANCE - BOARD MATTERS	14
BOARD LEADERSHIP STRUCTURE	14
BOARD COMMITTEES AND GOVERNANCE DOCUMENTS	14
BOARD REFRESHMENT PROCESS	17
BOARD AND COMMITTEE EVALUATION PROCESS	18
RISK MANAGEMENT	18
Board Oversight	18
Management’s Role	19
COMMUNICATIONS WITH DIRECTORS	20
SHARE OWNERSHIP	21
DIRECTORS AND EXECUTIVE OFFICERS	21
BENEFICIAL OWNERS OF MORE THAN 5% OF VOTING STOCK	22
EXECUTIVE COMPENSATION	23
Note from the Chairman of the Personnel & Compensation Committee	23
COMPENSATION DISCUSSION AND ANALYSIS	24
Say on Pay Voting Results	28
Supplemental Compensation Table for 2020	39
COMPENSATION COMMITTEE REPORT	39
EXECUTIVE COMPENSATION TABLES	40
Summary Compensation Table	40
Grants of Plan-Based Awards Table	43
Outstanding Equity Awards at Fiscal Year-End Table	45
Option Exercises and Stock Vested Table	48
POST-EMPLOYMENT COMPENSATION	48
EXECUTIVE OFFICERS OF DELTA	54
CEO PAY RATIO	55
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	55
DIRECTOR COMPENSATION	56
DIRECTOR COMPENSATION TABLE	57
STOCK OWNERSHIP GUIDELINES	57
PROPOSAL 1 — ELECTION OF DIRECTORS	58
2021 NOMINEES FOR DIRECTOR	58
SKILLS AND EXPERIENCES OF INDEPENDENT DIRECTORS	59
PROPOSAL 2 — ADVISORY VOTE ON EXECUTIVE COMPENSATION	65
PROPOSAL 3 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS	66
FEES OF INDEPENDENT AUDITORS	67
PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES	67
AUDIT COMMITTEE REPORT	68
SHAREHOLDER PROPOSALS	69
PROPOSAL 4 — SHAREHOLDER PROPOSAL – RIGHT TO ACT BY WRITTEN CONSENT	69
PROPOSAL 5 — SHAREHOLDER PROPOSAL - CLIMATE LOBBYING REPORT	71
VOTING INFORMATION	73
INTERNET AVAILABILITY OF PROXY MATERIALS	73
SHAREHOLDERS ENTITLED TO VOTE	73
QUORUM FOR THE ANNUAL MEETING	73
HOW TO VOTE	73
REVOKING A PROXY OR VOTING INSTRUCTIONS	75
LIMITATION ON BROKERS’ AUTHORITY TO VOTE SHARES	75
VOTES NECESSARY TO ACT ON PROPOSALS	75
RECOMMENDATIONS OF THE BOARD	75
OTHER INFORMATION	76
PRESENTATION OF OTHER BUSINESS AT THE MEETING	76
ATTENDING THE MEETING VIRTUALLY	76
HOUSEHOLDING	76
COST OF SOLICITATION	77
DELINQUENT SECTION 16(A) REPORTS	77
SUBMISSION OF SHAREHOLDER PROPOSALS	77
FORWARD-LOOKING STATEMENTS	78
SUPPLEMENTAL INFORMATION ABOUT NON-GAAP FINANCIAL MEASURES	79

2021 PROXY STATEMENT	4

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PROXY STATEMENT SUMMARY

The Delta Difference

As a global airline based in the U.S., Delta connects customers across our expansive global network. In 2019, we connected over 200 million customers to more than 300 destinations in over 50 countries. Following the onset of the COVID-19 pandemic in 2020, Delta responded quickly to protect our people, our customers and our financial position, driven by the unwavering dedication and commitment of the Delta people. The pandemic required significant adjustments to our network and operations due to travel restrictions and the decline in demand. We nonetheless served approximately 70 million customers during 2020, many of them prior to the onset of the pandemic.

Our achievements over the last decade produced a strong financial foundation, record customer satisfaction scores, diversified revenue streams and a scale advantage through the transformation of our global network – living up to our brand promise of connecting the diverse people and communities of the world better than any other airline. Our proven track record positioned Delta to navigate the crisis and emerge as a stronger, more resilient airline.

POWERFUL CONSUMER BRAND	UNMATCHED COMPETITIVE ADVANTAGES	PROVEN TRACK RECORD OF EXECUTION

Delta is an exceptional, trusted consumer brand that consistently delivers a superior travel experience.

Over the last decade, we have set the global standard for reliability, service and customer experience. Customer satisfaction scores have increased substantially during this time, with our domestic net promoter score in 2020 reaching nearly 67%. Our unwavering dedication to cleanliness and health and safety practices, including the hiring of the industry’s first Chief Health Officer in early 2021, position us to continue earning our customers’ trust and preference.

In 2020, Delta was named one of Fortune’s Most Admired Companies and its Most Admired Airline for the ninth time in the past ten years. We ranked #1 in The Business Travel News Annual Airline survey for the 10th consecutive year and were recognized by Glassdoor as one of the Best Places to Work for the fifth consecutive year - ranking 7th on the list of 100 companies.

Delta’s most important competitive advantage is our professionals worldwide, who consistently deliver industry-leading results with unmatched empathy and a spirit of innovation. During 2020, the dedication and determination of our people to protect our customers, our communities and our company’s future continued to set us apart, enabling Delta to provide essential travel and avoid involuntary furloughs of our U.S. employees.

We believe that our global network has the best domestic connecting hub complex – including the world’s most efficient hub in Atlanta - enhanced by strong international alliances and joint ventures that span the globe.

Our trusted, global brand and strong relationship with American Express® combine to produce customer loyalty and a diversified, high-margin revenue stream. The value of this relationship was demonstrated in 2020 through our $9 billion SkyMiles® debt financing, which is secured by, among other things, our SkyMiles program cash flows.

Over the last decade we have fundamentally transformed our business, creating a customer-focused operation with industry-leading products, reliability and service and a strong financial foundation.

Delta’s revenues increased by over $6 billion from 2015 to 2019 as we invested in diversified revenue streams, which have been more resilient during the pandemic than passenger revenues. Over the same period, we generated cumulative operating cash flow of more than $35 billion, free cash flow of more than $18 billion and annually produced $5 billion or more in pre-tax income, positioning us as the world’s most profitable airline. Delta paid more than $1 billion annually in profit sharing to our people between 2015 and 2020.

The balance sheet strength built over the last decade allowed us to manage through the crisis with minimal shareholder dilution. We have already begun restoring our balance sheet after raising more than $25 billion to bolster our liquidity during 2020. By the middle of 2021, we expect to have reduced our financial obligations nearly $10 billion since last fall through debt repayments and accelerated pension funding.

2021 PROXY STATEMENT	5

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Matters to be Presented at the Annual Meeting

ITEM 1	Election of Directors

At the Annual Meeting, shareholders will be asked to vote on the election of the 12 directors shown below. The Board’s recommendation is to vote FOR each nominee. See pages 58-64 for more information.

	EDWARD H. BASTIAN CEO of Delta		FRANCIS S. BLAKE Non-Executive Chairman of the Board of Delta; former Chairman and CEO of The Home Depot		ASHTON B. CARTER Director of the Belfer Center for Science and International Affairs at Harvard Kennedy School
Age: 63		Age: 71	INDEPENDENT	Age: 66	INDEPENDENT
Director since	2010	Director since	2014	Director since	2017
Other Public Boards: 1		Other Public Boards: 2	COMMITTEES: Corporate Governance★, Finance and Personnel & Compensation	Other Public Boards: 1	COMMITTEES: Audit and Safety & Security

	DAVID G. DEWALT Chairman of NightDragon Acquisition Corp; Founder and Managing Director of NightDragon Security; former Executive Chairman and CEO of FireEye		WILLIAM H. EASTER III Former Chairman, President and CEO of DCP Midstream		CHRISTOPHER A. HAZLETON Captain, Airbus 321, Delta
Age: 57	INDEPENDENT	Age: 71	INDEPENDENT	Age: 53
Director since	2011	Director since	2012	Director since	2019
Other Public Boards: 2	COMMITTEES: Audit, Corporate Governance and Safety & Security★	Other Public Boards: 2	COMMITTEES: Audit★, Corporate Governance and Safety & Security	Other Public Boards: 0	COMMITTEES: Safety & Security

	MICHAEL P. HUERTA Former Administrator of the Federal Aviation Administration		JEANNE P. JACKSON Former President, Senior Strategic Advisor to the CEO of NIKE		GEORGE N. MATTSON Co-Chairman of NextGen Acquisition Corp I and II; former Partner of Goldman Sachs
Age: 64	INDEPENDENT	Age: 69	INDEPENDENT	Age: 55	INDEPENDENT
Director since	2018	Director since	2017	Director since	2012
Other Public Boards: 0	COMMITTEES: Audit and Safety & Security	Other Public Boards: 1	COMMITTEES: Finance and Personnel & Compensation	Other Public Boards: 3	COMMITTEES: Corporate Governance, Finance★ and Personnel & Compensation

	SERGIO A.L. RIAL CEO of Banco Santander Brazil		DAVID S. TAYLOR Chairman, President and CEO of The Procter & Gamble Company		KATHY N. WALLER Former Executive Vice President, CFO and President, Enabling Services, of The Coca-Cola Company
Age: 60	INDEPENDENT	Age: 63	INDEPENDENT	Age: 62	INDEPENDENT
Director since	2014	Director since	2019	Director since	2015
Other Public Boards: 2 (parent-sub)	COMMITTEES: Corporate Governance, Finance and Personnel & Compensation★	Other Public Boards: 1	COMMITTEES: Finance and Personnel & Compensation	Other Public Boards: 3	COMMITTEES: Audit, Corporate Governance and Personnel & Compensation

★ Committee Chair

2021 PROXY STATEMENT	6

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Shareholders will also be asked to vote on the following proposals:
ITEM 2	Advisory vote on executive compensation	FOR	65
ITEM 3	Ratification of Ernst & Young LLP as independent auditors for 2021	FOR	66
ITEM 4	Shareholder proposal regarding right to act by written consent, if properly presented	AGAINST	69
ITEM 5	Shareholder proposal on a climate lobbying report, if properly presented	AGAINST	71

Executive Compensation Program

Our executive compensation program is based on the philosophy that we can best achieve our short-term and long-term business goals, which we refer to as our Flight Plan, by closely linking pay to performance and aligning the interests of all Delta employees, including executive officers, with those of our customers and shareholders. Consistent with past years, the Personnel & Compensation Committee set rigorous performance measures and goals under our annual and long-term incentive programs in February 2020, prior to the declaration of the COVID-19 pandemic by the World Health Organization. Following the onset of the pandemic, the Committee monitored the impact of COVID-19 on these measures and goals.

Our leadership team has shown exceptional performance in managing the company in the face of the unprecedented challenges resulting from the pandemic. Notwithstanding these significant accomplishments, due to the impact of the pandemic on our business and our focus on compensation that is both performance-based and employee-aligned, the following actions were taken with respect to 2020 executive compensation:

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Reduced base salaries of our officers from April 1 through December 31, 2020

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Eliminated annual incentive plan payouts despite attainment of certain performance measures under the plan because no payouts were made to our frontline employees under the company’s broad-based employee profit sharing program (Profit Sharing Program)

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Did not alter the performance measures or goals for outstanding long-term incentive awards

For additional information on these and other decisions regarding 2020 executive compensation, see the “Compensation Discussion and Analysis” section beginning on page 24 of this proxy statement.

2021 PROXY STATEMENT	7

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Shareholder Engagement

We value our relationships with our shareholders, and we have a long-standing practice of active engagement with them. These engagement efforts allow us to better understand our shareholders’ priorities, perspectives and concerns, and position us to effectively address issues that are important to our shareholders. During 2020, despite the COVID-19 pandemic, we met virtually, or initiated contact, with shareholders representing approximately 70% of our outstanding shares, including actively managed funds, index funds, public pension funds, and socially responsible investment funds. We also have dedicated resources to engage with our shareholders, including individual shareholders, through monitoring of communications received by our investor relations and sustainability departments, which collectively responded to more than 100 inquiries during 2020. The table below summarizes key aspects of these engagement efforts during 2020.

2021 PROXY STATEMENT	8

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Environmental, Social and Governance (ESG) Highlights

We are committed to being a good steward of the environment, taking care of our people and being a positive force in our communities. This commitment is based on our culture of putting people first in all we do - whether it’s our employees, the customers who trust us with their travel each year, or the millions who make up the communities where we live, work and serve.

Our Commitment to the Environment

As a responsible business, we remain mindful of the impact of our global decisions. Nowhere is this clearer than in our vision and approach to reducing carbon emissions and managing our environmental impact.

ENVIRONMENTAL SUSTAINABILITY PROGRAM OVERSIGHT

The oversight of our environmental sustainability program is guided by the following:

Regular Board-level oversight, through the Corporate Governance Committee, of environmental sustainability opportunities and risks, and efforts and progress with respect to these matters
Continuing cross-divisional management and executive-level oversight of environmental sustainability initiatives and guidance on priorities
Engagement of a cross-divisional group that develops risk mitigation strategies, including climate change issues, and updates its assessment of such risks as operational conditions change

ACTIONS TOWARD VISION OF ZERO-IMPACT AVIATION

The aviation industry accounts for roughly 2 percent of global carbon emissions. Our carbon footprint is our largest environmental impact, with 98 percent of carbon emissions from our air transportation business coming from jet fuel. In February 2020, we committed $1 billion over a 10-year period for the purpose of advancing our goal of carbon neutrality. Despite the COVID-19 pandemic, we have made progress toward - and reiterated our focus on - achieving this ambitious goal. In March 2021, we announced our long-term vision of zero-impact aviation, which we define as air travel that does not damage the environment directly or indirectly via greenhouse gas emissions, noise, waste generation or other environmental impacts. Our environmental sustainability plan, which is guiding our efforts to achieve carbon neutrality, is focused on three areas: carbon reduction and removal, stakeholder engagement and coalition building, each of which is described in further detail below.

Carbon Reduction and Removal

Fleet Replacement

Replacing older mainline aircraft with new aircraft that are typically 25% more efficient on a per available seat mile basis than the aircraft they replace. In 2020, Delta retired more than 200 aircraft, and our fleet efficiency per available seat mile improved compared to 2019.

Sustainable Aviation Fuel

Seeking to replace 10 percent of our jet fuel refined from fossil fuel with sustainable aviation fuel (SAF) by the end of 2030. We have entered into agreements to purchase a future supply of 70 million gallons of SAF per year by 2025, representing a projected 1.7 percent of our total annual fuel consumption based on 2019 flying levels.

Other Developing Technologies

Evaluating opportunities related to potentially transformative technologies that would permit carbon capture and innovation in propulsion, post-combustion emission controls, electric power delivery and fuel cells. While many of these technologies are in early development stages, we are evaluating paths to accelerate and support their advancement.

Carbon Offsets

Investing in verified carbon offset projects in the near term that lead to carbon avoidance, reduction and removal. Consistent with our February 2020 commitment, we are addressing the 13 million metric tons of carbon dioxide emissions that were generated from our airline business from March 1, 2020 through December 31, 2020 through offset projects such as those to ensure maintenance and protection of forests.

2021 PROXY STATEMENT	9

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Stakeholder Engagement

Partnering with corporate customers to address emissions, including entry into agreements with corporate customers to purchase SAF facilitated by Delta

Actively collaborating with the FAA and the airline industry to modernize the air traffic control (ATC) system through forums such as the NextGen Advisory Committee (NAC) in an effort to reduce delays, decrease fuel consumption, and cut carbon emissions by shortening flights and providing more direct routes

Engaging with industry, government and ICAO on CORSIA and other climate and environmental policy to advance environmental sustainability of the aviation industry

Coalition Building

Participating in MIT’s Industry Liaison Program to better understand and quantify aviation’s environmental impacts and inform a long-term plan to support industry innovation
Partnering with suppliers and other industry participants to drive down the cost and increase the consumption and production of SAF and carbon capture technology

TRANSPARENCY AND REPORTING

We plan to report our environmental sustainability practices through an annual ESG report that is mapped to the SASB and TCFD frameworks and indicators, which is intended to build on the key themes addressed in the corporate responsibility reports we have issued in prior years. During 2020, we also prepared and reviewed reports related to numerous customer, industry and rating agency ESG disclosures, including Sustainalytics and MSCI, while engaging with shareholders and other organizations on ESG trends and opportunities.

Dow Jones North American Sustainability Index (10th year in a row)	FTSE4 Good, European (Sustainability) Index (6th consecutive year)

Management band from CDP B Score CDP evaluates how companies measure and manage their risks and opportunities on climate change	The Climate Registry Continued verification of our greenhouse gas emissions footprint

More information about our environmental sustainability practices can be found in our 2020 ESG report, which will be available at www.delta.com/sustainability. This website and the materials available on or through it are not incorporated by reference into this proxy statement.

2021 PROXY STATEMENT	10

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Our Commitment to Our People and Our Communities

We believe that Delta people are our strongest competitive advantage, and they have created a culture that is the foundation of our success. We have long understood that taking care of our people also leads to satisfied customers and other stakeholders. The dedication and determination of Delta people in response to the unprecedented challenges we faced due to the COVID-19 pandemic enabled us to avoid involuntary furloughs of U.S. employees, with over 50,000 employees volunteering to take unpaid leaves of absence, approximately 18,000 employees participating in early retirement and voluntary separation programs and, from April 1 through December 31, 2020, most employees working reduced hours. Throughout the pandemic, the Delta people have driven record net promoter scores and enhanced trust in our brand, which remained the most valuable in the airline industry during 2020.

SAFETY AND HEALTH

The safety and health of our employees and customers is paramount. Our dedication to safety, security and public health is spearheaded by our executive leadership team and overseen by the Safety and Security Committee. We have led the airline industry for many years in employee safety and seek to achieve world-class personal safety performance.

Following the onset of the pandemic, we created pay protection programs for employees with symptoms, diagnosed, exposed or at high risk for severe illness from COVID-19 and established a notification process for potential COVID-19 exposure. We also assembled a COVID-19 task force to develop a series of safety measures in an effort to protect our employees and customers, including offering on-site rapid COVID-19 testing in most locations and making at-home testing available for all U.S.-based employees, and offering a return-to-work safety training program. In early 2021, we began offering vaccination resources to our employees at various U.S. locations and hired our first Chief Health Officer to lead Delta’s efforts to reimagine our approach to health and well-being as well as our ongoing drive to reduce workplace injuries and accommodate the physical and mental health needs of our people over the entire span of their time at Delta.

Beyond employee safety and health, we proactively reduce risks by identifying, assessing, mitigating and/or eliminating hazards that may cause incidents, accidents or injuries to customers. We have intensified our focus on ensuring the safety and health of our customers since March 2020, including through the creation of our Global Cleanliness organization and implementation of the Delta CareStandardSM to ensure a consistently safe and sanitized experience across our facilities and aircraft.

Safety & Security Committee charter revised in 2020 to acknowledge the committee’s role in overseeing public health matters

DIVERSITY, EQUITY AND INCLUSION

As a global airline, we are in the business of bringing people together, and we believe our business should reflect the diversity of our customer base. To achieve this goal, we seek diverse talent internally and externally in an effort to achieve broader diverse representation throughout our organization.

The Personnel & Compensation Committee provides ongoing oversight with respect to policies and strategies relating to talent development and human capital management, including diversity, equity and inclusion. Our Diversity, Equity & Inclusion Council is the senior cross-divisional group that represents the operation, corporate and commercial organizations of our business and is charged with ensuring our diversity, equity and inclusion priorities are relevant and embedded throughout the company, in partnership with our Diversity, Equity & Inclusion Office. The council meets regularly to evaluate corporate and divisional metrics, programs and proposals that align with our diversity, equity and inclusion strategy.

During 2020, we strengthened our commitment to be an anti-racist, anti-discrimination organization. Key elements of our strategy to realize this goal include the following:

Reimagining our talent strategy, such as by requiring hiring candidate slates and interview panels to reflect diversity, removing qualification barriers for roles that do not require college degrees and allowing equal consideration for relevant experience and certifications

Closing diversity gaps in senior leadership positions by increasing the representation of minority and female officers, including doubling the number of Black officers and director-level employees by 2025

Promoting inclusion through education, training and development opportunities and by leveraging insights from our business resource groups
Driving accountability for equitable outcomes by reviewing and revising our systems, practices and policies and measuring inclusive behaviors, practices and representation

2021 PROXY STATEMENT	11

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COMMUNITY IMPACT

As we connect people with communities, experiences and each other, we are dedicated to doing our part to build a better world. Giving back to the communities where we live, work and serve is part of our culture, and we have maintained this commitment throughout the COVID-19 pandemic. The graphic below illustrates the numerous ways in which Delta people gave back in 2020.

Our focus on advancing diversity, equity and inclusion extends into the communities around us. During 2020, we announced our efforts to create more opportunities for underrepresented groups and to support Black business partners in the following ways:

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Establishing new partnerships with organizations driving systemic change, primarily in the areas of social injustice, economic empowerment and wealth development

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Continuing our partnership with Operation HOPE by supporting business literacy and coaching those in underrepresented communities

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Diversifying our supply chain and doubling our spending with Black-owned businesses by 2025, while seeking diverse business partners for Delta’s COVID-19 recovery strategy

›

Requiring each bidding and request-for-proposal process for new business relationships to include participation from minority-owned businesses

2021 PROXY STATEMENT	12

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Our Commitment to Leading Governance

Delta has a history of a strong, independent Board, composed of seasoned members who are diverse with respect to background, skills, experiences, gender, race and ethnicity. The Board is committed to sound corporate governance in line with evolving best practices.

INDEPENDENCE

2
10

All independent
except CEO and ALPA Nominee

BOARD TENURE

6
1
5
<5 years
5-10 years
>10 years

Average tenure
5.9 years

DIVERSITY

7
5
17%
female directors
33%
racially or ethnically
diverse directors
1 Hispanic director
1 Latino director
2 African American
directors

5 of 12 directors are diverse with
respect to race, ethnicity and/or gender

SKILLS AND EXPERIENCES INDEPENDENT DIRECTORS COLLECTIVELY POSSESS

Senior Leadership
10
Airline/Transportation Industry
2
Marketing/Brand Management/Data Analytics
3
Finance/Accounting
7
Risk Management
5
Technology/Cybersecurity/Digital
4
Energy
2
Global Business
7
Government Affairs/Security
5
Board Membership
9
Diversity
5

CORPORATE GOVERNANCE HIGHLIGHTS

Independent oversight
›

10 of 12 director nominees are independent (all except the CEO and ALPA nominee)

›

Independent non-executive chairman with clearly defined and robust responsibilities

›

Active Board oversight of strategy, risk management, environmental sustainability and human capital management

Board refreshment
›

Regular Board refreshment and mix of tenure and diversity of directors (4 independent directors joined in the last 4 years, 2 of whom are diverse)

›

Robust annual self-evaluations of Board and Board committees

›

Retirement age of 72 for outside directors

Shareholder rights and accountability
›

Annual election of all directors

›

Proxy access right for shareholders

›

Majority vote and director resignation policy for directors in uncontested elections

›

Shareholders constituting more than 20% of our outstanding common stock can call a special meeting

›

One class of outstanding shares with each share entitled to one vote

›

No shareholder rights plan (poison pill) or supermajority voting

Other leading governance practices
›

Regular comprehensive succession planning for management

›

Anti-hedging and anti-pledging policy for all employees and Board

›

Prohibition on ownership of specific airline competitors’ stock by Board and officers

›

Robust stock ownership and retention guidelines for Board and executive officers

›

No employment agreements or supplemental executive retirement plans for officers

›

Robust political activities disclosures available through our website

2021 PROXY STATEMENT	13

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GOVERNANCE - BOARD MATTERS

During 2020, the Board of Directors met 13 times. Each director who served on the Board during 2020 attended at least 75% of the meetings of the Board of Directors and the committees on which he or she served that were held during his or her tenure on the Board or relevant committee. It is the Board’s policy that directors are encouraged to attend the annual meeting. All of Delta’s directors attended the annual meeting in 2020. During the year, the Board routinely held executive sessions without the Chief Executive Officer. Mr. Blake presided at these sessions as non-executive Chairman of the Board.

In addition to formal meetings, the Board members participated in 17 update calls with management during 2020 and have continued to participate in frequent calls during the first half of 2021.

Board Leadership Structure

Because we believe operating pursuant to sound governance practices benefits the long-term interests of our shareholders, for many years we have chosen to elect an independent, non-executive Chairman of the Board separate from our Chief Executive Officer.

We believe the non-executive Chairman of the Board plays an important governance leadership role that enhances long-term shareholder value. The Chairman’s responsibilities include:

›

chairing meetings of non-management directors (executive sessions)

›

presiding at the annual meeting of shareholders

›

briefing the Chief Executive Officer on issues raised in executive sessions

›

in collaboration with the Corporate Governance Committee, committee chairs, the Chief Executive Officer and the Chief Legal Officer, scheduling Board meetings, setting Board agendas and strategic discussions and providing a review of pre-meeting materials delivered to directors

›

overseeing annual Board, committee and Chief Executive Officer performance evaluations and succession planning

›

managing the Board and committee oversight of risks

›

recommending appropriate governance policies and practices

›

overseeing the avoidance of conflicts of interest

›

recommending Board committee and committee chair assignments

›

facilitating director discussions inside and outside the boardroom, managing the relationship between the Chief Executive Officer and the Board, consulting with the Chief Executive Officer and serving as a counterweight as appropriate

›

overseeing the process for selecting new Board members

›

calling meetings of the Board and shareholders

›

chairing the Corporate Governance Committee

›

carrying out other duties requested by the Chief Executive Officer and the Board

Board Committees and Governance Documents

The Board of Directors has established the Audit, Corporate Governance, Finance, Personnel & Compensation and Safety & Security committees to assist it in discharging its responsibilities. The number of meetings held by each of these committees in 2020 and the committee’s primary responsibilities are listed on the next page. A detailed list of the responsibilities of each committee can be found in the committee charters, which are available in the corporate governance section of our website at ir.delta.com/governance/. Our Certificate of Incorporation, Bylaws, Corporate Governance Principles, codes of ethics and business conduct and director independence standards are also available in the corporate governance section of our website at ir.delta.com/governance/. This website and the materials available through it are not incorporated by reference into this proxy statement.

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All members of the Audit, Corporate Governance, Finance and Personnel & Compensation Committees are non-employee directors who are independent, as defined in the New York Stock Exchange (NYSE) listing standards and Delta’s director independence standards. Prior to his retirement from the Board in 2020, Dan Carp was also independent. In addition, the members of the Audit Committee and the members of the Personnel & Compensation Committee satisfy the additional independence requirements set forth in rules under the Securities Exchange Act of 1934 (the 1934 Act).

AUDIT COMMITTEE

Members	Primary Responsibilities
William H. Easter III* (Chair) Ashton B. Carter David G. DeWalt* Michael P. Huerta Kathy N. Waller* Meetings in 2020: 10
›

oversees our financial reporting and disclosure processes, including the appointment of our independent auditors, the review of the audit and work of our internal audit department and the adequacy and effectiveness of our internal controls over financial reporting

›

oversees compliance with procedures and processes pertaining to corporate ethics and standards of conduct

›

reviews enterprise risk management processes and discusses major risk exposures with management

›

reviews cybersecurity risks and the security and operations of our information technology systems

›

reviews and, if appropriate, approves or ratifies possible conflicts of interest involving members of the Board or executive officers and related party transactions that would be subject to disclosure under Item 404 of Regulation S-K

*Audit Committee Financial Experts	The Audit Committee Report can be found on page 68.

CORPORATE GOVERNANCE COMMITTEE

Members	Primary Responsibilities
Francis S. Blake (Chair) David G. DeWalt William H. Easter III George N. Mattson Sergio A. L. Rial Kathy N. Waller Meetings in 2020: 5
›

leads the Board’s governance practices and procedures, including the search for and recruiting of new outside directors and consideration of nominees for the Board

›

oversees our governance standards, processes for evaluation of the Board and its committees, and compensation of non-employee directors

›

oversees our environmental sustainability opportunities and risks, and efforts and progress with respect to these matters

›

periodically reviews reports on our corporate and PAC political contributions and charitable contributions made by Delta or the Delta Foundation

FINANCE COMMITTEE

Members	Primary Responsibilities
George N. Mattson (Chair) Francis S. Blake Jeanne P. Jackson Sergio A. L. Rial David S. Taylor Meetings in 2020: 14
›

reviews and makes recommendations about the financial structure of the company, financial planning, investments (including strategic investments in our overseas commercial airline partners), acquisitions and divestitures, operating plans, capital structure and hedging activities

›

reviews and approves or recommends to the Board commitments, capital expenditures and financing transactions

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PERSONNEL & COMPENSATION COMMITTEE

Members	Primary Responsibilities
Sergio A. L. Rial (Chair) Francis S. Blake Jeanne P. Jackson George N. Mattson David S. Taylor Kathy N. Waller Meetings in 2020: 12
›

oversees our general compensation philosophy and practices and the annual review of our Chief Executive Officer and reviews and approves compensation programs for our executive officers

›

reviews management succession plans and the company leader and talent planning process

›

makes recommendations to the Board regarding election of officers

›

oversees policies and strategies relating to talent development and human capital management, including diversity, equity and inclusion

The Personnel & Compensation Committee Report can be found on page 39.

SAFETY & SECURITY COMMITTEE

Members	Primary Responsibilities
David G. DeWalt (Chair) Ashton B. Carter William H. Easter III Christopher A. Hazleton Michael P. Huerta Meetings in 2019: 6
›

oversees and consults with management on our customer, employee and aircraft operating safety, security and customer and employee health

›

reviews current and proposed safety and security-related programs, policies and compliance matters

›

reviews issues that may have a material effect on our flight safety operations, security and public health matters

›

establishes and approves annual safety and security goals

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Board Refreshment Process

The Corporate Governance Committee recommends to the Board of Directors nominees for election to the Board. Delta believes each current nominee for the Board of Directors has the following attributes:

›

integrity, honesty and adherence to high ethical standards

›

extensive business acumen and sound judgment

›

a track record of service as a leader in business or governmental settings

›

commitment to diversity, equity and inclusion

The Committee seeks nominees who have the skills and experience to assist management in the operation of Delta’s business and to provide input on Delta’s strategy, among other matters. In accordance with Delta’s Corporate Governance Principles, the Committee and the Board assess potential nominees (including incumbent directors). In its succession planning role, the Committee regularly considers potential candidates for the Board in light of the company’s new and evolving risks, strategies and operations as follows:

1 Identification

The Corporate Governance Committee considers potential new candidates that may be proposed by current directors, management, professional search firms, shareholders or other persons. The Committee retains third-party search firms from time to time to assist in identifying and preliminarily screening potential Board members who have experience that would complement and enhance the current Board.

2 Assessment process

The Committee evaluates potential director candidates in a thorough process in considering whether the candidates satisfy the criteria required and the current needs and composition of the Board. This process may include reviewing qualifications and experience, interviews with candidates, engaging a third party firm to assist with screening and gathering of additional information and making inquiries with persons knowledgeable about candidates.

3 Criteria

- The Committee and the Board assess candidates based on factors such as the individual's character, judgment, diversity (including with respect to background, skills, experience, age, gender, race and ethnicity), experience, skills and acumen, international background and other matters that are relevant to the Board's needs and objectives at the particular time.
- The Committee and the Board also consider the independence, financial literacy, and the ability to devote significant time to Board activities and to the enhancement of candidates' knowledge of Delta's business.
- While the Board does not have a specific policy with respect to diversity, the Board and Committee recognize that the members of the Board should represent the diversity of Delta's customers, employees and management. The Committee balances the desire for continuity on the Board with the benefits of fresh perspectives and additional experiences to align with the changing business.

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Board and Committee Evaluation Process

For many years our Board of Directors and each of its committees have annually engaged in comprehensive self-evaluations.

The Board believes this annual evaluation process supports its effectiveness and continuous improvement.

Risk Management

Board Oversight

The Board of Directors has ultimate responsibility to oversee Delta’s enterprise risk management program (ERM). Coordinated by the head of Delta’s Corporate Audit & Enterprise Risk Management department, the ERM program instills a heightened awareness of risk, management throughout Delta, identifies and categorizes risks and monitors the progress of enterprise risk mitigation plans. The role of ERM is to provide a risk management framework with cross functional alignment to enable risk informed decision-making through identification and categorization of risks and monitoring the progress of enterprise risk mitigation plans.

The Board discusses risk throughout the year, particularly when reviewing operating and strategic plans and when considering specific actions for approval. Depending on the nature of the risk, the responsibility for oversight of selected risks may be delegated to appropriate committees of the Board, with material findings reported to and discussed with the full Board.

The Board’s oversight of risk management is managed through delegation to each of the Board’s committees.

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Management’s Role

Delta’s ERM process is a journey of continuous improvement and iteration to meet the evolving needs of our business. Leaders of the business divisions, working closely with the ERM leader, have responsibility for risk identification, development of business risk mitigation plans, and monitoring and reporting progress of their implementation. Delta’s leadership structure, combined with the roles of the Board, its committees, and the Delta Risk Council (DRC), provide appropriate leadership for effective risk oversight.

Delta Risk Council

The senior management level, cross-divisional DRC meets quarterly and includes the Chief Financial Officer, Chief Information Officer, Chief Legal Officer, Senior Vice President - Corporate Safety and Security, Controller, Chief Information Security Officer, Chief Compliance Officer and the head of the Corporate Audit & Enterprise Risk Management department, among others. As appropriate, various officers and employees attend meetings of the DRC and follow up on issues addressed within the DRC.

The DRC oversees all areas of the company’s business risk, including financial reporting, information security and safety and security risks, including the following: monitoring risk tolerance levels; defining organizational responsibilities for risk management; identifying significant risks to Delta; and risk mitigation and management strategies based on Delta’s risk tolerance levels as well as monitoring the business to determine that risk mitigation activities are in place and operating.

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Communications with Directors

Shareholders and other interested parties may communicate with our non-management directors by sending an e-mail to nonmgmt.directors@delta.com. We have established a link to this address on our Investor Relations website. Communications with directors may also be mailed to Delta’s Corporate Secretary at Law Department, Delta Air Lines, Inc., Department 981, P.O. Box 20574, Atlanta, Georgia, 30320. Communications will be sent directly to the Chairman of the Board, as representative of the non-management directors, other than communications pertaining to customer service, human resources, accounting, auditing, internal control and financial reporting matters. Communications regarding customer service and human resources matters will be forwarded for handling by the appropriate Delta department. Communications regarding accounting, auditing, internal control and financial reporting matters will be brought to the attention of the Audit Committee chair.

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SHARE OWNERSHIP

Directors and Executive Officers

The following table sets forth the number of shares of Delta common stock beneficially owned as of April 15, 2021, by each director and director nominee, each person named in the Summary Compensation Table in this proxy statement, including two former executive officers of Delta who left Delta during 2020, and all directors and current executive officers as a group. Unless otherwise indicated by footnote, the owner exercises sole voting and investment power over the shares listed.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	(1)
Directors:
Edward H. Bastian	1,572,797	(2)
Francis S. Blake	63,245
Ashton B. Carter	15,690
David G. DeWalt	60,410
William H. Easter III	53,860	(3)
Christopher A. Hazelton	300
Michael P. Huerta	15,515
Jeanne P. Jackson	44,300	(4)
George N. Mattson	111,350	(5)
Sergio A.L. Rial	20,348
David S. Taylor	16,650
Kathy N. Waller	23,040
Named Executive Officers:
Glen W. Hauenstein	693,144	(2)
Peter W. Carter	325,545	(2)
Rahul D. Samant	161,944	(2)
William C. Carroll	60,825	(2)
Garrett L. Chase	51,468	(2)
Paul A. Jacobson	323,836	(2)(6)
W. Gil West	419,634	(2)
Directors and Current Executive Officers as a Group (21 Persons)	4,022,386	(2)
(1)

Each of the individuals listed in the table and the directors and current executive officers as a group beneficially owned less than 1% of the shares of common stock outstanding on April 15, 2021.

(2)

Includes the following number of shares of common stock which a director or a named executive officer has the right to acquire upon the exercise of stock options that were exercisable as of April 15, 2021, or that will become exercisable within 60 days after that date:

Name	Number of Shares
Edward H. Bastian	1,104,730
Glen W. Hauenstein	421,484
Peter W. Carter	134,654
Rahul D. Samant	90,277
William C. Carroll	30,784
Garrett L. Chase	28,937
Paul A. Jacobson	205,164
W. Gil West	379,714
Directors & Current Executive Officers as a Group	2,093,946
(3)

Includes 48,170 shares held by the Easter Management Trust, over which Mr. Easter has shared investment and voting power.

(4)

Includes 22,000 shares held by a trust for the benefit of Ms. Jackson and her husband and 3,510 shares held by trusts for the benefit of Ms. Jackson’s children. Ms. Jackson has shared investment and voting power over all shares held in these trusts.

(5)

Includes 2,000 shares held by Mr. Mattson’s wife, 6,000 shares held through trusts for the benefit of Mr. Mattson’s children and for which Mr. Mattson’s wife serves as trustee; also includes 2,000 shares held by a trust for the benefit of Mr. Mattson’s adult son, over which Mr. Mattson has shared investment power and which is not required to be reported on a Form 4.

(6)

Includes 12,500 shares held by a family foundation, of which Mr. Jacobson and his wife are the trustees. Mr. Jacobson has shared investment and voting power with respect to these shares.

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Beneficial Owners of More than 5% of Voting Stock

The following table provides information about the following entities known to Delta to be the beneficial owner of more than five percent of Delta’s outstanding common stock as of April 15, 2021.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
The Vanguard Group	65,199,619(1)	10.2%
100 Vanguard Blvd Malvern, PA 19355
BlackRock, Inc.	35,684,640(2)	5.6%
55 East 52nd Street New York, NY 10055
(1)

Based on an amendment to Schedule 13G filed on February 10, 2021, in which The Vanguard Group reported that, as of December 31, 2020, it had shared voting power over 737,578 of these shares, sole dispositive power over 63,210,922 of these shares and shared dispositive power over 1,988,697 of these shares.

(2)

Based on an amendment to Schedule 13G filed on January 29, 2021, in which BlackRock, Inc. reported that, as of December 31, 2020, it had sole voting power over 32,058,002 of these shares and sole dispositive power over 35,684,640 shares.

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EXECUTIVE COMPENSATION

Note from the Chairman of the Personnel & Compensation Committee

At this time last year my predecessor addressed the impact of COVID-19 on Delta’s business, as well as actions the Board and Delta management took on executive compensation in the early stages of the pandemic. We initially hoped these actions would be short-term, but they continued throughout 2020. Thanks to their sacrifices and aided by relief the U.S. government provided through the CARES Act, we avoided involuntary furloughs of our U.S. employees. Today I share with you decisions made since April 2020 involving executive compensation.

As our pay for performance philosophy demands, Delta’s executive compensation program appropriately rewards exceptional performance, but with a large majority of pay at risk and subject to market-based valuations. After many years of record financial, operational and customer service results, the COVID-19 pandemic devastated the airline industry, making the performance measures and goals we approved in early February 2020, as well as those under our 2018 and 2019 long-term plans, effectively obsolete.

In the process of determining how best to handle the up Eliminate space ending of our annual and long-term incentive plans, the Committee focused on two guiding principles developed with the executive leadership team. First, to continue the alignment of pay for performance between frontline employees and management – especially given no profit sharing for 2020. Second, to keep a meaningful portion of total compensation at risk for our senior management. Consistent with these principles, senior management took voluntary reductions in pay (with Ed Bastian taking no salary and all other officers taking a 50% reduction from April on) and recommended elimination of payouts under the annual incentive plan. These principles also led the Committee to make no changes to the annual and 2020 long term incentive plans. As a result, by December, a significant portion of the intended value of the 2020 long-term incentive awards had evaporated. For example, the value of our CEO’s 2020 compensation at year-end decreased by 68 percent when compared to his 2019 summary compensation table pay and decreased by over 57 percent when compared to its value in early February 2020.

Over this same period, senior management’s unwavering belief in and care for our people led to their redoubling of efforts to retain the best talent in industry, preserve Delta’s culture and ensure the organization’s successful recovery. In alignment with Delta’s compensation philosophy, they also focused on the financial impact the COVID-19 pandemic had on the earned compensation of all employee groups by conducting a comprehensive pay review and ensuring the financial sacrifices experienced by all employees were equally shared on a percentage basis.

Throughout 2020, the actions by both the Committee and senior management remained principle-based and aligned with Delta’s compensation philosophy. Yet, the Committee also knew the decision to maintain the status quo for 2020 would require us to develop a program for 2021 to reward the hard work and maintain the loyalty of our executives, recognize the overall reduction of their outstanding incentive compensation opportunities and comply with the compensation limitations of the CARES Act.

It was an eventful time to begin my tenure as Chairman, but I am confident the Committee is providing the necessary support and oversight for management as it leads Delta through its recovery and into its bright future.

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Compensation Discussion and Analysis

This section of the proxy statement describes the compensation of our named executive officers for 2020. It also discusses how our executive compensation program reflects our compensation philosophy and objectives, including the importance of linking pay to performance.

2020 Named Executive Officers

Name	Position
EDWARD H. BASTIAN	Chief Executive Officer
GLEN W. HAUENSTEIN	President
PETER W. CARTER	Executive Vice President & Chief Legal Officer and Corporate Secretary
RAHUL D. SAMANT	Executive Vice President & Chief Information Officer
WILLIAM C. CARROLL	Senior Vice President & Interim Co-Chief Financial Officer
GARRETT L. CHASE	Senior Vice President & Interim Co-Chief Financial Officer

Effective November 15, 2020, Paul A. Jacobson resigned as Chief Financial Officer and Mr. Carroll and Mr. Chase became Interim Co-Chief Financial Officers as of November 16, 2020. Effective October 2, 2020, W. Gil West retired as Senior Executive Vice President & Chief Operating Officer.

EXECUTIVE SUMMARY

Delta began 2020 with high expectations: gearing to exceed the record-breaking $1.6 billion payout made to our employees under the Profit Sharing Program for 2019, launching our commitment to becoming the world’s first carbon neutral airline and unveiling technological innovations to transform the air travel experience at CES 2020. Instead, the company faced the greatest challenges in its history with the COVID-19 pandemic, the resulting global economic crisis and the global call for racial equity and social justice, which has greatly affected our employees, customers, communities and shareholders. In the face of these challenges, the company quickly pivoted from our initial 2020 Flight Plan and focused on three key priorities:

›

Protecting the health and safety of our employees and our customers

›

Securing our liquidity position

›

Defining Delta’s recovery path

The actions we took to meet these priorities are described in detail in the “Letter from the CEO,” “Letter from the Non-Executive Chairman of the Board” and the “Proxy Statement Summary” sections of this proxy statement.

Our Employee Commitment

Shared Sacrifice

As Delta and the rest of the world navigated a new normal in 2020, one thing remained unchanged: our belief that Delta’s most important competitive advantage is our people. We were humbled by the dedication and determination of our people in response to the challenges Delta faced as a result of the COVID-19 pandemic. We will forever be grateful for the sacrifices our employees made to sustain the airline during these extraordinary times. By our people taking the following actions, we avoided involuntary furloughs of our U.S.-based employees:

›

Beginning April 1 and continuing for the remainder of 2020, a majority of hourly ground-based and merit employees’ scheduled work hours were reduced by 25 percent.

›

Over 50,000 employees volunteered to take unpaid leaves of absence ranging from 30 days to one year in duration.

›

Nearly 20 percent of our workforce (approximately 18,000 employees) participated in Delta’s enhanced early retirement and voluntary departure programs.

We have long known that our people and our culture are the foundations for the company’s success and the sacrifices they have made during this time are a true testament to the Delta difference. In return, we have supported our employees through this crisis in a variety of ways, as described below. We were also able to return all of our people to full schedules in 2021, despite running an operation that is still significantly reduced.

All Delta people were affected in numerous respects by the worst year in our history, including financially. As we analyzed the impact of the COVID-19 pandemic on our operation, we were also mindful of the impact on earned compensation for all employee groups and employment levels. In early 2021, we conducted a comprehensive pay review to ensure that the earned compensation of all our people in 2020 was comparable on a percentage basis so that the financial sacrifices experienced by our employees were shared equally.

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Diversity, Equity and Inclusion

Amid the global reckoning over racial inequality and injustice, we looked inward and strengthened our commitment to be an anti-racist and anti-discrimination organization that reflects the diversity of the communities we serve throughout the world. While Delta’s diversity, equity and inclusion efforts are not new, we accelerated these efforts in 2020 and committed to closing diversity gaps by increasing the representation of women and under-represented groups in senior leadership positions and doubling the number of Black officers and director-level employees by 2025. See “Our Commitment to Our People and Our Communities” on page 11 for more information about Delta’s diversity, equity and inclusion efforts.

The Personnel & Compensation Committee oversees the company’s progress in meeting these goals and includes diversity updates as a standing meeting agenda item. In addition to the Committee’s oversight responsibilities, members of the Board of Directors have actively engaged with employees to share their perspectives on this important topic. In October 2020, Committee member Kathy Waller and fellow Board member, Bill Easter participated in a virtual “Let’s Talk About It” session with Delta employees to share their views on the importance of prioritizing diversity, equity and inclusion as part of a successful business strategy and the role corporations play in driving societal change.

Talent Planning and Development

Talent planning and development are important at all levels within Delta—from the executive ranks to our frontline employees. The Personnel & Compensation Committee made this effort a high priority in 2020 and it will continue to be the highest priority in 2021. The Board of Directors is regularly updated on key talent indicators for our leaders, including recruiting and development programs. The Board members interact with potential future leaders through formal presentations and, prior to the pandemic, informal events.

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Executive Compensation in 2020

The Personnel & Compensation Committee traditionally performs its annual executive compensation review in February. Consistent with past years, it approved the annual and long-term incentive compensation plan design, including setting rigorous performance measures and goals, in early February 2020 prior to the onset of the COVID-19 pandemic. The Personnel & Compensation Committee monitored the impact of COVID-19 throughout the year, holding frequent meetings with company management and its compensation consultant. In addition to other actions taken by the Committee in 2020 as described in this Compensation Discussion and Analysis, the following executive compensation actions were taken in response to COVID-19:

›

Reduced Base Salaries. The Personnel & Compensation Committee supported Mr. Bastian’s request to forgo 100% of his base salary for nine months beginning April 1, 2020. In addition, all company officers, including the other named executive officers, took a 50% decrease in their base salaries for the same period.

›

No Annual Incentive Plan Payout. Because there would be no payouts under the Profit Sharing Program to our frontline employees for 2020, the Personnel & Compensation Committee and company management believed that no payments should be made to any management employee under our 2020 annual incentive plan. Therefore, at company management’s recommendation, the Committee exercised its discretion and eliminated payouts under the annual incentive plan, notwithstanding the attainment of certain performance measures.

›

No Changes to Outstanding Long-Term Incentive Awards. The effects of the pandemic impacted the performance measures included in our outstanding long-term incentive awards. Results for the performance award component of the 2018 long-term incentive program (LTIP) were certified at 100% of target but were trending at over 160% in early 2020 prior to the impact of COVID-19. Results for the 2019 and 2020 LTIPs are currently trending near or below target. The Personnel & Compensation Committee and company management discussed the merits of adjusting or resetting the performance measures or goals for the outstanding LTIPs to recognize that such plans were developed through the lens of Delta’s record financial performance over the three years prior to 2020 and did not reflect the current state of the airline. While acknowledging that the named executive officers would likely never realize the full value of their outstanding long-term incentive opportunities, the Committee ultimately determined not to modify any outstanding awards.

The CARES Act and Executive Compensation in 2021

In April 2020, Delta entered into an agreement with the U.S. Department of the Treasury to receive emergency support through the payroll support program under the Coronavirus Aid, Relief, and Economic Security Act (CARES Act), which totaled $5.6 billion. In January and April 2021, Delta and the Treasury Department entered into additional payroll support program agreements under the Consolidated Appropriation Act, 2021 and the American Rescue Plan Act of 2021 (with the initial agreement, referred to as the PSP Agreements). Collectively, these additional agreements are expected to provide approximately $6.4 billion in payroll support payments. All of the payroll support funds must be used exclusively for the payment of employee wages, salaries and benefits and are conditioned Delta agreeing, among other things, to refrain from conducting involuntary employee layoffs or furloughs from the date of the agreement through dates specified in each agreement, the last of which is September 30, 2021 or the date on which Delta has expended all of the payroll support, whichever is later. In addition, Delta became subject to other restrictions, including certain limitations on executive compensation (CARES Act compensation limitations).

Under the CARES Act compensation limitations, the total compensation (as defined in the PSP Agreements) of our management employees whose total compensation exceeded $425,000 in 2019 is limited during any 12 consecutive month period beginning March 24, 2020 through April 1, 2023 (the end date under the third payroll support program) to the total compensation the employee received in 2019. Additionally, for those individuals whose total compensation exceeded $3 million in 2019, the total compensation is limited to (1) $3 million plus (2) 50% of the excess over $3 million. As explained earlier, the Personnel & Compensation Committee determined our named executive officers’ 2020 compensation in February 2020, before the CARES Act compensation limitations went into effect. Accordingly, the target award opportunities provided under the 2020 LTIP are not eligible for inclusion in the CARES Act compensation calculation and are not subject to the CARES Act compensation limitations.

Company management has designed processes to ensure compliance with the CARES Act compensation limitations. As of the date of this proxy statement, the total compensation provided to our named executive officers (and all other employees to which these limitations apply) for the 12-month period ending March 23, 2021, is within these limitations.

We are continuing with our current short-term and long-term incentive compensation plans for 2021. In February 2021, the Personnel & Compensation Committee approved annual target compensation levels for our named executive officers that are consistent with 2020 levels and within the CARES Act compensation limitations. The Committee believes that it has never been more important to motivate and retain our entire management team while they lead the company’s recovery efforts. Yet, it agreed, as in prior years and consistent with our pay for performance philosophy, that the substantial portion of the named executive officers’ 2021 compensation remain at risk—dependent on Delta’s achievement of its performance goals and stock price performance.

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Administration of the Executive Compensation Program

PERSONNEL & COMPENSATION COMMITTEE

The Personnel & Compensation Committee oversees and approves Delta’s executive compensation program to reinforce our culture by ensuring a strong connection between pay and performance as well as alignment between our executives, employees and shareholders. This includes:

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Establishing Delta’s executive compensation philosophy and objectives in consultation with an independent compensation consultant and company management

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Overseeing the development and implementation of our executive compensation program

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Reviewing and approving the compensation structure and performance measures for our Chief Executive Officer and other executive officers

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Evaluating the performance of the Chief Executive Officer in meeting corporate goals and objectives

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Reviewing and advising the Board of Directors on management succession planning

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Overseeing Delta’s policies and strategies relating to talent development and human capital management, including diversity, equity and inclusion

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Making recommendations to the Board of Directors on the appointment of officers

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Reviewing tally sheets, competitive market data for our peer group and individual contributions to establish target compensation for our executive officers

INDEPENDENT COMPENSATION CONSULTANT

In 2020, after considering the factors provided under the NYSE listing standards and Item 407(e)(3)(iii) of SEC Regulation S-K, the Personnel & Compensation Committee engaged Frederic W. Cook & Co., Inc. (FW Cook) as its independent executive compensation consultant. In this role, FW Cook provides advice to the Personnel & Compensation Committee and the Corporate Goverance Committee regarding Delta’s executive and director compensation programs. This includes:

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Providing advice regarding Delta’s executive compensation program based on the company’s business strategy, compensation philosophy, prevailing market practices and relevant regulatory mandates

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Providing annual recommendations directly to the Personnel & Compensation Committee on Chief Executive Officer compensation

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Advising the Corporate Governance Committee on the compensation for the non-executive Chairman of the Board and non-employee directors

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Providing advice on the Company’s compensation peer group

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Updating and advising the Personnel & Compensation Committee on key executive compensation trends in the industry and general market

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Attending, at the request of the Personnel & Compensation Committee, executive session discussions without the presence of company management

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Periodically working directly with company management on behalf of and under the control and supervision of the Personnel & Compensation Committee

The Personnel & Compensation Committee considered FW Cook’s advice when determining executive compensation plan design and award levels in 2020.

DELTA MANAGEMENT

Delta’s management team provides input to the Personnel & Compensation Committee on Delta’s executive compensation program structure and, under the supervision of the Personnel & Compensation Committee, is responsible for the ongoing administration of the program. This includes:

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Developing Flight Plan goals and providing input on business strategy and performance

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Providing updates to the Personnel & Compensation Committee on key executive compensation trends in the industry and general market

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Evaluating the financial and legal implications of executive compensation proposals and confirming proposed payouts to executive officers under our incentive compensation plans are calculated correctly and comply with plan terms

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The Chief Executive Officer making recommendations for the compensation of executive officers other than himself, including determining compensation levels for the Interim Co-Chief Financial Officers

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Executive Compensation Philosophy and Objectives

Our executive compensation philosophy is to achieve Delta’s short-term and long-term business goals, which we refer to as our Flight Plan, by closely linking pay to performance and by aligning the interests of all Delta people with the interests of our customers and shareholders. Based on this philosophy, the Personnel & Compensation Committee develops the executive compensation program to promote a pay for performance culture that:

Pay for Performance

Pay for performance is the foundation of our compensation philosophy for all employees, driving a strong sense of team work and continual improvement of business results. Our executive compensation program places a substantial portion of total compensation at risk. In 2020, 94% of total target compensation for the Chief Executive Officer and 90% of total target compensation for the other named executive officers (excluding the Interim Co-Chief Financial Officers) was contingent on Delta achieving ambitious financial, operational and customer service goals or varied with stock price performance. Furthermore, the majority of their total compensation is paid in Delta stock, which, together with our stock ownership and retention guidelines, aligns the interests of management to the interest of shareholders.

The Personnel & Compensation Committee sets stretch performance goals under our annual and long-term incentive plans to drive Delta’s business strategy and to deliver value to our shareholders.

Our incentive plans closely align the interests of management with those of frontline employees in two respects. First, many of the same financial, operational and customer service performance measures are used in both our executive and broad-based employee compensation programs. Second, we have long structured both our annual and long-term incentive plans to ensure that executives do not receive their full incentive payouts unless our people also receive payment under the Profit Sharing Program for the year.

*

Excluding the Interim Co-Chief Financial Officers

Say on Pay Voting Results

At our 2020 annual meeting, we asked shareholders for a non-binding “say on pay” advisory vote to approve the 2019 compensation of the named executive officers. The holders of over 92% of the shares present and entitled to vote at the 2020 annual meeting voted for approval of the compensation of the named executive officers. The Personnel & Compensation Committee took these results into account by continuing to emphasize our pay for performance philosophy utilizing challenging performance measures that provide incentives to deliver value to our shareholders.

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Corporate Governance and Compensation Practices

Our executive compensation program reflects corporate governance policies and compensation practices that are transparent and consistent with best practices. The following chart highlights the policies and practices we consider instrumental in driving company performance while mitigating risk, as well as the practices we avoid:

What We Do:
Subject officers’ incentive compensation to compensation clawback provisions
Apply stock ownership and retention guidelines to executive officers and directors
Follow objective, standardized criteria for the timing of equity award grants
Include “double trigger” change in control provisions in our incentive awards
Prohibit hedging and pledging of company stock by our employees
Require a one-year minimum vesting period for performance-based awards under our equity compensation plan
Fully disclose our incentive plan performance measures
Engage with institutional investors regarding our executive compensation program
What We Don’t Do:
No employment contracts
No excise tax reimbursement for payments made in connection with a change in control
No repricing, cash buyouts or share recycling of stock options and stock appreciation rights under our equity compensation plan
No loss on sale for residence relocation protection for named executive officers
No supplemental executive retirement or deferred compensation plans
No company-provided: › personal club memberships › executive life insurance › home security › financial planning

Comparative Market Data and Peer Group

We believe peer group data should be used as a point of reference, not as the sole factor in our executive officers’ compensation. In general, the Personnel & Compensation Committee’s objective is for target total direct compensation opportunities to be competitive with the peer group, with individual variation based on the individual’s performance, experience and role within Delta.

Our peer group is composed of three major U.S. airlines and eighteen other companies in the hotel/leisure, transportation/ distribution, machinery/aerospace/defense and retail industries. We selected these industries because we believe it is important that our peer group have business characteristics that are similar to Delta’s, including revenue size, market capitalization, number of employees, operating margin and global presence. In order to retain and attract the talent we need, Delta must compete with these types of companies, and if the peer group was limited to the airline industry, we would have to include companies that are a fraction of the size and scope of Delta. The Personnel & Compensation Committee, in consultation with the compensation consultant and company management, reviews and considers changes to the composition of our peer group annually. There were no changes to the peer group in 2020. The companies in our peer group are:

Airlines:	American Airlines Group Inc.	Southwest Airlines Co.	United Airlines Holdings, Inc.
Hotel/Leisure:	Carnival Corporation	Marriott International, Inc.
Transportation/ Distribution:	The Coca-Cola Company FedEx Corporation Norfolk Southern Corporation	PepsiCo, Inc. Sysco Corporation	Union Pacific Corporation United Parcel Service, Inc.
Machinery/ Aerospace/Defense:	The Boeing Company Honeywell International Inc.	L3Harris Technologies Textron Inc.	Raytheon Technologies
Retail:	Best Buy Co., Inc. The Home Depot, Inc.	Lowe’s Corporation	Target Corporation

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Peer Group(1)	Revenue ($)(2)	Market Capitalization ($)(3)	International Operations as Percentage of Revenue (%)(4)
75th Percentile	71,461	141,626	36
Median	39,268	78,610	20
25th Percentile	14,521	27,094	8
DELTA AIR LINES	17,095	25,539	22
Source: Standard & Poor’s Capital IQ
(1)

L3 Harris Technologies is excluded due to L3 Technologies merger with Harris Corporation.

(2)

Last 12 months from most recent quarter ended on or before December 31, 2020. In millions.

(3)

As of December 31, 2020. In millions.

(4)

As of the most recent fiscal year-end.

Elements of Compensation

Compensation elements for our executive officers include:

Type	Component	Objective
Fixed Compensation	Base Salary	› Provides a fixed amount of compensation for performing day-to-day functions based on level of responsibility, experience and individual performance
Performance-Based Compensation	Annual Incentive Plan	› Rewards short-term financial and operational performance on a relative and absolute basis using pre-established performance criteria that support the Flight Plan
Long-Term Incentive Program
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Motivates management employees by linking incentives to our multi-year financial and customer service-related goals and rewarding long-term value creation measured by our stock price, free cash flow and return on capital

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Aligns with interests of shareholders, facilitates executive officer stock ownership and encourages retention of our management employees

Benefits	Health, Welfare and Retirement Benefit Plans	› Helps attract and retain highly qualified executives

Delta does not have a specific compensation target for each element of compensation. As shown in the compensation mix charts on page 28, at-risk compensation is the largest portion of the total compensation opportunity for the Chief Executive Officer and the other named executive officers. The Personnel & Compensation Committee believes this is the appropriate approach for aligning the interests of the named executive officers and shareholders.

The Personnel & Compensation Committee, and where relevant, the Chief Executive Officer, considers a number of factors, including competitive market data, internal equity, role and responsibilities, business and industry conditions, management succession planning and individual experience and performance in determining executive compensation. When making specific compensation decisions, the Personnel & Compensation Committee also reviews compensation “tally sheets” prepared by the compensation consultant. The tally sheets detail the total compensation and benefits for each executive officer, including the compensation and benefits the officer would receive under hypothetical termination of employment scenarios.

PERFORMANCE MEASURE SELECTION

Consistent with our executive compensation philosophy, the Personnel & Compensation Committee selects performance measures to support our Flight Plan and to closely align the interests of the named executive officers with the interests of our key stakeholders. Recognizing that the performance measures used under our annual and long-term incentive plans may need to change over time to reflect evolving priorities, the Personnel & Compensation Committee, together with company management and the compensation consultant, evaluates the performance measures used in our incentive plans each year to ensure they remain consistent with Delta’s long-term strategic plan and our annual Flight Plan goals.

To achieve our mission that no one better connects the world, the company’s pre-pandemic 2020 Flight Plan focused on four core pillars: our people, our customers, our partners and communities and our owners. With Delta’s culture as the foundation, our 2020 Flight Plan goals included being the airline of choice for customers, running the industry’s best operation, expanding Delta’s global network, delivering industry-leading financial results and investing for the future. The mix of absolute and relative performance measures included in our 2020 annual and long-term incentive plans are distinct and demonstrate how the Personnel & Compensation Committee incorporates the elements of our Flight Plan to drive performance.

We made changes to our annual and long-term incentive performance measures in 2017 to support a focus on positive revenue growth and global alliances. Given the positive momentum in these areas over the three years prior to 2020 and their

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continued focus for future years, the Personnel & Compensation Committee determined to retain the same performance measures under the annual incentive plan for 2020. The Committee, however, made two adjustments to the performance measures under the long-term incentive program.

To recognize Delta’s long-term commitment to deliver a combination of strong profit growth and capital efficiency, the Personnel & Compensation Committee introduced cumulative free cash flow as the long-term incentive program’s fourth performance measure, replacing relative total shareholder return. While no longer a core performance measure, relative total shareholder return was retained under the program as a modifier.

In setting the annual and long-term performance goals for each performance measure, the Personnel & Compensation Committee reviews our business plans and considers other factors, including our past variance to targeted performance, our historical performance, economic and industry conditions and the performance of other airlines. In certain cases, this analysis may cause the Committee to set lower targets than in previous years. We set challenging, but achievable goals, including those that are realizable only as a result of exceptional performance, for the company and the named executive officers to drive the achievement of our short- and long-term objectives.

Annual Incentive Plan

2020 Flight Plan Objectives	Performance Measure	Description
Deliver Industry-Leading Financial Results *** Our Culture is the Foundation	Absolute Financial — Pre-Tax Income
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Based on business plan targets approved each year by the Board of Directors as part of Delta’s annual operating plan

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Also serves as the measure used under the Profit Sharing Program, thereby aligning the interests of Delta management with our people

Run the Industry’s Best Operation *** Our Culture is the Foundation *** Be the Airline of Choice for Customers	Operational Performance — Delta and Delta Connection
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Based on the broad-based Shared Rewards Program’s on-time arrival, baggage handling, flight completion and net promoter score goals, as well as on-time arrival and flight completion goals for our Delta Connection carriers

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Satisfaction of these measures are determined based on achievement of either internal goals or first place performance relative to airline peers (other than net promoter scores)

Deliver Industry-Leading Financial Results *** Expand Delta’s Global Reach	Relative Financial — Annual Pre-Tax Income Margin
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Compares our pre-tax income margin relative to our airline peers. The Personnel & Compensation Committee has determined that using pre-tax margin better evaluates the results of our equity investments in global airlines

Long-Term Incentive Program

2020 Flight Plan Objectives	Performance Measure/Modifier	Description
Deliver Industry-Leading Financial Results	Total Revenue per Available Seat Mile (TRASM)
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A unit revenue measure that includes revenue from our ancillary businesses and other revenue sources as well as passenger revenue

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Encourages focus on developing distinctive approaches to achieving top-line revenue growth while emphasizing disciplined capacity growth and revenue management

Be the Airline of Choice for Customers	Customer Service Performance	› Based on Delta’s domestic and international net promoter scores, this measure further emphasizes the importance of earning and maintaining customer preference and loyalty
Invest for the Future	Return on Invested Capital	› Determined on an after-tax basis and calculated using gross (rather than net) debt, which discourages the holding of excess cash
Deliver Industry-Leading Financial Results	Cumulative Free Cash Flow	› Encourages focus on long-term revenue and margin growth and is a measure of our business resilience
Deliver Industry-Leading Financial Results	Relative Total Shareholder Return Modifier	› Compares our long-term total shareholder return relative to all other S&P 500 member companies

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BASE SALARY

The base salaries of our Chief Executive Officer and our other named executive officers remain below the median of the peer group for their respective positions. None of our named executive officers received a salary increase in 2020.

As part of Delta’s efforts to preserve cash in recognition of the challenges facing Delta as a result of the COVID-19 pandemic, Mr. Bastian volunteered to forgo 100% of his base salary for nine months beginning April 1, 2020. In addition, the other named executive officers agreed to forgo 50% of their base salaries for the same period.

ANNUAL INCENTIVE

The 2020 Management Incentive Plan (2020 MIP) links pay and performance by providing management employees with a compensation opportunity based on Delta’s achievement of certain Flight Plan goals in 2020. The 2020 MIP also aligns the interests of Delta management and employees by using metrics that are consistent with the goals that drive payouts under Delta’s Profit Sharing and Shared Rewards Programs.

Typically, payments under the 2020 MIP are provided in cash, however, to provide further alignment between our executive officers and our people, the executive officers’ 2020 MIP awards are subject to the following conditions if there is no Profit Sharing Program payout to employees for the year:

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The actual MIP award, if any, will be capped at the target award opportunity, even if Delta’s performance for operational and relative financial goals exceeds the target level.

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Any awards earned by executive officers will be made in restricted stock that will not vest until there is a payment under the Profit Sharing Program or under certain termination of employment scenarios.

The following chart shows the performance measures for the named executive officers under the 2020 MIP.

(1)

This column reflects the percentage of the target award achieved after application of the performance measure weightings applicable to the named executive officers other than the Interim Co-Chief Financial Officers whose Relative Financial performance measure weighting is 15% (rather than 25%). The remaining 10% is allocated to them through a leadership effectiveness performance measure.

(2)

“Pre-tax income” as defined in Delta’s broad-based Profit Sharing Program, means Delta’s annual consolidated pre-tax income calculated in accordance with GAAP and as reported in Delta’s SEC filings, but excluding (a) asset write downs related to long-term assets; (b) gains or losses with respect to special, unusual, or nonrecurring items; and (c) expense accrued with respect to any employee profit sharing plan, program or similar arrangement.

(3)

For purposes of the 2020 MIP, the Industry Group consists of Alaska Airlines, American Airlines, JetBlue Airways, Southwest Airlines and United Airlines.

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The target award opportunities under the 2020 MIP are expressed as a percentage of each participant’s base salary earned during the year. The Committee determined the target award opportunities taking into consideration the peer group comparison, the Chief Executive Officer’s recommendations for executive officers other than himself and input from the compensation consultant. The 2019 target award opportunities were maintained for the named executive officers other than for Mr. Carter and Mr. Samant. Their 2020 MIP target opportunities were increased to 150% of base salary (from 125%) to recognize their increased responsibilities and focus on implementing the company’s strategic initiatives. The target cash compensation opportunities (base salary and MIP) for our named executive officers remain generally below the peer group median.

The Personnel & Compensation Committee was regularly updated on the company’s performance under the 2020 MIP throughout the year. It determined, after review and consultation with company management and the compensation consultant, that despite the negative impact of COVID-19 on the 2020 MIP, no changes or adjustments would be made to the performance measures approved in February 2020.

Due to the extraordinary efforts of our frontline employees, the only 2020 MIP performance measure that exceeded threshold level was operational performance. However, because there was no payout under the Profit Sharing Program for 2020, at company management’s recommendation, the Personnel & Compensation Committee exercised its discretion and eliminated any potential payouts for all 2020 MIP participants, including the named executive officers.

Named Executive Officer	Base Salary*	Target Award (as % of base salary)	Target Award	Percentage of Target Award Earned	Total 2020 MIP Award
Mr. Bastian	$237,500	200%	$475,000	0%	$0
Mr. Hauenstein	$437,500	175%	$765,625	0%	$0
Mr. Carter	$343,750	150%	$515,625	0%	$0
Mr. Samant	$343,750	150%	$515,625	0%	$0
Mr. Carroll	$296,875	80%	$237,500	0%	$0
Mr. Chase	$281,250	80%	$225,000	0%	$0

*

Reflects base salary reductions from April 1 through December 31, 2020

LONG-TERM INCENTIVES

2020 Long-Term Incentive Program

The 2020 Long-Term Incentive Program (2020 LTIP) links pay and performance by providing management employees with a compensation opportunity that aligns the interests of management and shareholders, with a large portion contingent upon Delta’s financial, customer service and stock price performance over a three-year period. The performance measures and goals are the same for the Chief Executive Officer, the other named executive officers and all other participants in this program.

The 2020 LTIP target awards are the largest component of each executive officer’s compensation opportunity. The Personnel & Compensation Committee determined the target award opportunities so each participant’s total direct compensation opportunity is competitive with the peer group. The 2019 target award levels for the named executive officers were maintained, except for Mr. Carter, Mr. Samant and Mr. Chase. Mr. Carter’s and Mr. Samant’s target award opportunities under the 2020 LTIP were increased in conjunction with the changes made to their target awards under the 2020 MIP to recognize their increased responsibilities and focus on implementing the company’s strategic initiatives. The increase in Mr. Chase’s target award opportunity was to reward his leadership in developing the company’s strategic partnerships.

The award allocations shown below were selected to balance the incentive opportunity between Delta’s financial performance relative to other airlines, internal company performance and stock price performance. This mix and the other terms of the 2020 LTIP are intended to balance the performance and retention incentives with the volatility of airline stocks.

*

Excluding the Interim Co-Chief Financial Officers

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Performance Awards

Performance awards are dollar-denominated long-term incentive opportunities payable in Delta stock to executive officers at or above the executive vice president level on the payment date and in cash to all other participants. The chart below shows the range of potential payments of the performance awards based on the 2020 LTIP’s four performance measures over the three-year period ending December 31, 2022, with payouts potentially increased or decreased based on the company’s relative total shareholder return performance. Any payouts under this award (which, after taking into account any increase under the modifier, cannot exceed 200 percent of target) will occur in 2023.

(1)

For purposes of the 2020 LTIP, the Industry Group consists of: Alaska Airlines, American Airlines, JetBlue Airways, Southwest Airlines and United Airlines.

Restricted Stock

The 2020 LTIP provides that restricted stock will vest in three equal installments on February 1, 2021, February 1, 2022, and February 1, 2023, subject to forfeiture in certain circumstances. Restricted stock is eligible for dividends, but dividends will not become payable until the restrictions on the underlying stock lapse. Further, because Delta is restricted from paying dividends under the CARES Act, any dividends that have accrued with respect to any outstanding restricted stock awards, including under the 2020 LTIP, will not be paid until these CARES Act restrictions lapse. The value of an individual’s restricted stock award will depend on the price of Delta stock when the award vests.

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Performance Stock Options

Stock options are inherently performance-based, as they provide realized value only if the stock price appreciates. Nevertheless, the Personnel & Compensation Committee included a performance hurdle based on employees receiving a payout under the Profit Sharing Program to further align our named executive officers’ interests with the interests of our people. The 2020 LTIP generally provides that the performance stock options will become exercisable on the vesting dates described in the chart below, subject to the achievement of the following performance measures:

Performance Measure		Vesting Dates
Employees receive a payout under the Profit Sharing Program for 2020	1⁄3 of performance stock option award	February 1, 2021
	1⁄3 of performance stock option award	February 1, 2022
	1⁄3 of performance stock option award	February 1, 2023
If there is no Profit Sharing Program payout for 2020, but employees receive a payout under the Profit Sharing Program for 2021	2⁄3 of performance stock option award	February 1, 2022
	1/3 of performance stock option award	February 1, 2023
Employees receive no Profit Sharing Program payout for either 2020 or 2021	The entire performance stock option award will be forfeited (even if employees receive a payout under the Profit Sharing Program for 2022).

Because our people did not receive a payout under the Profit Sharing Program for 2020, none of the named executive officers’ performance stock options under the 2020 LTIP have vested.

For additional information about the vesting and possible forfeiture of the 2020 LTIP awards, see “Post-Employment Compensation—Potential Post-Employment Benefits upon Termination or Change in Control—Long-Term Incentive Programs” on page 49.

The 2018 Long-Term Incentive Program Payouts

In 2018, the Personnel & Compensation Committee granted the named executive officers performance awards under the 2018 Long-Term Incentive Program (2018 LTIP). We reported these award opportunities in our 2019 proxy statement.

The performance awards were denominated in cash but paid in shares of Delta stock to the named executive officers, other than Mr. Carroll and Mr. Chase, whose performance awards were paid in cash. The payout of these award opportunities is based on the total revenue per available seat mile (TRASM) relative to the performance of an industry peer group, Delta’s customer service performance, return on invested capital and total shareholder return relative to all other S&P 500 companies over the three-year performance period ended December 31, 2020.

Summarized in the chart below are the performance results certified by the Personnel & Compensation Committee for the performance awards under the 2018 LTIP and the resulting percentage of target award opportunity earned:

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Performance Measure	Performance Measure Weighting	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)	Actual	Percentage of Target Award Earned[(1)]
Total Revenue per Available Seat Mile (TRASM) performance relative to the Industry Group's TRASM performance	25%	109.5%	111.0%	112.5%	Actual: 113.0%	50.00%
Customer Service Performance (Net Promoter Score)	25%					
Domestic	12.5%	+0 percentage points	+1.5 percentage points	+2.5 percentage points or higher	Actual: +10.3	25.00%
Trans-Atlantic	6.25%	+0.0 percentage points	+1.0 percentage points	+2.0 percentage points or higher	Actual: +8.5	12.50%
Trans-Pacific	3.125%	+0.0 percentage points	+2.0 percentage points	+3.5 percentage points or higher	Actual: +11.7	6.25%
Latin America	3.125%	+0.0 percentage points	+1.5 percentage points	+2.5 percentage points or higher	Actual: +10.1	6.25%
Return on Invested Capital	25%	11.0%	13.0%	15.0% or higher	Actual: 3.8%	0%
Relative Total Shareholder Return	25%	25th percentile	50th percentile	75 percentile or higher	Actual: 15th percentile	0%
Total Percentage of Target Award Earned						100.0%

(1)

This column reflects the percentage of the target award earned after application of the performance measure weightings.

BENEFITS

Our named executive officers participate in the same ongoing retirement plans as our frontline employees, including a defined contribution plan and, for certain officers, a frozen defined benefit pension plan. We do not provide any supplemental executive retirement plans or deferred compensation plans. The named executive officers also receive the same health and welfare benefits provided to all Delta employees, except for basic life insurance coverage, which all other employees receive and our officers do not. In addition, Delta requires officers to regularly complete a comprehensive physical examination. Delta pays the cost of this examination. Every domestic full-time Delta employee is eligible for a free physical under the company’s health plans. Other than eligibility for flight benefits (for the executive officer, immediate family members and other designees and, in certain circumstances, the executive officer’s surviving spouse), Delta provides no perquisites to any of our officers. Delta provides certain flight benefits to all employees and eligible retirees and survivors. These benefits are a low-cost, highly valued tool for attracting and retaining talent and are consistent with industry practice. In February 2020, the Personnel & Compensation Committee approved an increase to certain flight benefit allowances for Mr. Bastian and Mr. Hauenstein, whose allowances had not been adjusted since 2008. See the Summary Compensation Table and the related footnotes beginning on page 40 for information regarding benefits received in 2020 by the named executive officers.

RETENTION PAYMENT

In recognition of the highly sought-after and transferable talents of our Chief Information Officer, and within the CARES Act compensation limitations, the Personnel & Compensation Committee approved a cash retention payment to Mr. Samant in the amount of $300,000. Under the terms of this payment, which he received in a lump sum in October 2020, Mr. Samant agreed to remain with the company until at least October 2022. In the event that he is terminated by the company for cause or resigns his employment without good reason (as those terms are defined in “Post-Employment Compensation — Potential Post-Employment Benefits upon Termination or Change in Control — Triggering Events” on page 51) prior to October 2022, he will be required to repay the company a prorated portion of the payment.

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Risk Assessment

The Personnel & Compensation Committee requested FW Cook conduct a risk assessment of Delta’s executive compensation program. Based on this review, FW Cook determined that the executive compensation program does not encourage unnecessary risk-taking, and the Personnel & Compensation Committee and company management agree with this assessment. The Personnel & Compensation Committee notes the executive compensation program includes: (1) a compensation clawback policy for officers; (2) stock ownership and retention guidelines for executive officers; (3) incentive compensation capped at specified levels; (4) an emphasis on longer-term compensation; (5) use of multiple performance measures, both annual and long-term; and (6) an anti-hedging and anti-pledging policy for all employees. These features are designed to align the interests of executives with preserving and enhancing shareholder value.

Executive Compensation Policies

The Personnel & Compensation Committee monitors the continuing dialogue among corporate governance experts, securities regulators and related parties regarding best practices for executive compensation. Delta’s executive compensation policies, described below, are consistent with our executive compensation philosophy, align with shareholder interests and foster responsible behavior.

CLAWBACK POLICY

The compensation clawback policy holds officers accountable in the event of wrongful conduct. Under this policy, if the Personnel & Compensation Committee determines an officer has engaged in fraud or misconduct that requires a restatement of Delta’s financial statements, the Personnel & Compensation Committee may recover all incentive compensation awarded to or earned by the officer for fiscal periods materially affected by the restatement. For this purpose, incentive compensation includes annual and long-term incentive awards and all forms of equity compensation.

STOCK OWNERSHIP GUIDELINES

Under Delta’s stock ownership guidelines, executive officers are required to own shares of Delta stock as indicated in the following table:

	Shares Equal to a Multiple of Base Salary	OR	Shares
Chief Executive Officer	8x		400,000
President/Senior Executive Vice President	6x		200,000
Executive Vice Presidents	4x		150,000
Interim Co-Chief Financial Officers	4x		75,000

Executive officers must achieve the applicable ownership level within five years of the date they become subject to the guidelines. Each executive officer must hold at least 50% of all net shares received through restricted stock vesting or realized through stock option exercises until the applicable stock ownership guideline is achieved. For this purpose, “net shares” means all shares retained after applicable withholding of any shares for tax purposes. Stock ownership does not include shares an executive officer has the right to acquire through the exercise of stock options. The stock ownership of our executive officers is measured based on the three-month average of the closing price of Delta stock on the NYSE. As of December 31, 2020, all of our named executive officers exceeded their required stock ownership level, except Mr. Samant and the Interim Co-Chief Financial Officers, who first became subject to these guidelines in January 2018 and November 2020, respectively.

EQUITY AWARD GRANT POLICY

Delta’s equity award grant policy provides objective, standardized criteria for the timing, practices and procedures used in granting equity awards. Under this policy, the Personnel & Compensation Committee will consider approval of annual equity awards for management employees in the first quarter of the calendar year. Once approved, the grant date of these awards will be the later of (1) the date the Personnel & Compensation Committee approves the awards and (2) the third business day following the date on which Delta publicly announces its financial results for the most recently completed fiscal year. Equity awards for new hires, promotions or other off-cycle grants may be approved as appropriate and, once approved, these awards will be made on the later of (1) the date on which the grant is approved and (2) the third business day following the date on which Delta publicly announces its quarterly or annual financial results if this date is in the same month as the grant.

ANTI-HEDGING AND ANTI-PLEDGING POLICY

Under Delta’s insider trading policy, employees and Board members are prohibited from engaging in transactions in Delta securities involving publicly traded options, short sales and hedging transactions because they may create the appearance of unlawful insider trading and, in certain circumstances, present a conflict of interest. In addition, employees and Board members are prohibited from holding Delta securities in a margin account or otherwise pledging Delta securities as collateral for a loan.

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Compensation for Mr. Bastian

The Personnel & Compensation Committee evaluates Mr. Bastian’s performance and makes compensation decisions based on his delivery of the Flight Plan and his progress toward meeting Delta’s long-term business strategies. As previously explained, the annual review of Mr. Bastian’s compensation for 2020 was conducted in February before the onset of the COVID-19 pandemic and following a year in which Mr. Bastian led Delta to record financial results, industry-leading operational reliability and continued improvements in customer satisfaction.

Despite the company’s successful 2019, recognizing that it increased Mr. Bastian’s base salary and his long-term incentive target award opportunities in 2018 and 2019, the Personnel & Compensation Committee made no changes to Mr. Bastian’s compensation in 2020. In accordance with our executive compensation philosophy and to continue the alignment of the interests of Mr. Bastian and our shareholders, the vast majority of Mr. Bastian’s compensation opportunity continues to be at risk and dependent on company and stock price performance. The reality of this risk was demonstrated in 2020, when, by the end of year, the value of the Mr. Bastian’s 2020 LTIP award decreased significantly from its grant date fair value, as shown on the “Supplemental Compensation Table for 2020” on page 39. In addition, Mr. Bastian did not receive his base salary for nine months beginning April 1, 2020.

As the following graphs illustrate, a substantial percentage of Mr. Bastian’s compensation is at-risk and concentrated in equity-based awards.

See the Summary Compensation Table and the related footnotes beginning on page 40 for additional information about Mr. Bastian’s compensation.

Post-Employment Compensation

Our executive officers do not have employment contracts, supplemental executive retirement plans, deferred compensation plans or change in control agreements. They are eligible to receive certain benefits in the event of specified terminations of employment, including as a consequence of a change in control. The Personnel & Compensation Committee believes these provisions strengthen the alignment of the executives’ compensation with future company performance. The severance benefits and the forfeiture provisions under our long-term incentive programs for the named executive officers are described in “Post-Employment Compensation — Potential Post-Employment Benefits upon Termination or Change in Control” beginning on page 49.

Tax and Accounting Impact and Policy

The financial and tax consequences to Delta of the executive compensation program are important considerations for the Personnel & Compensation Committee when analyzing the overall design and mix of compensation. The Personnel & Compensation Committee seeks to balance an effective compensation program with an appropriate impact on reported earnings and other financial measures.

Internal Revenue Code Section 162(m) limits deductions for certain compensation to any covered executive to $1 million per year, including performance-based compensation (except in the case of certain arrangements in place as of November 2, 2017). Prior to 2018, this limitation did not apply to compensation that met the tax code requirements for qualifying performance-based compensation. The elimination of the performance-based exception has not altered the Personnel & Compensation Committee’s commitment in this area because pay for performance is a foundational principle of our executive compensation philosophy.

Equity awards granted under our executive compensation program are expensed in accordance with Statement of Financial Accounting Standards Codification Topic 718, Stock Compensation.

2021 PROXY STATEMENT	38

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Supplemental Compensation Table for 2020

This Supplemental Compensation Table has been included to illustrate how the impact of COVID-19 on Delta’s business affected the value of the 2020 LTIP awards granted to our named executive officers on February 5, 2020, prior to the onset of the pandemic. As previously discussed, the Personnel & Compensation Committee declined to adjust the 2020 LTIP awards despite the likelihood that the officers may never receive their intended value. This supplemental information shows the significant decrease in the value of those awards as of December 31, 2020 for our named executive officers (excluding the Interim Co-Chief Financial Officers) and when compared, as applicable, to their total compensation for 2019.

For ease of reference, the columns that differ from the 2020 amounts in the Summary Compensation Table are highlighted. This supplemental table is not, however, intended to be a substitute for the information provided in the Summary Compensation Table on page 40, which has been prepared in accordance with applicable SEC rules.

Name	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)(3)	Option Awards ($)(1)(4)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value ($)	All Other Compensation ($)	Total ($)	Decrease in Value vs. 2019 (%)(5)
Edward H. Bastian Chief Executive Officer	237,500	-	4,941,711	-	-	17,726	378,487	5,575,424	-67.8
Glen W. Hauenstein President	437,500	-	2,688,644	-	-	-	267,253	3,373,397	-66.2
Peter W. Carter Executive Vice President & Chief Legal Officer	343,750	-	1,372,291	-	-	-	174,086	1,890,127	-62.5
Rahul D. Samant Executive Vice President & Chief Information Officer	343,750	300,000	1,327,959	-	-	-	146,583	2,118,291	N/A

(1)

The Stock Awards column represents the combined value of the performance award and restricted stock components of the 2020 LTIP. The Option Awards column represents the value of the performance stock option component of the 2020 LTIP.

(2)

The value of the 2020 LTIP performance awards is computed based on the probable outcome of the applicable performance conditions. As of December 31, 2020, the probable outcome of the (i) cumulative free cash flow and return on invested capital performance measures is below the threshold level; (ii) the relative TRASM and customer service performance measures is at the target level; and (iii) the relative TSR modifier would result in no adjustment. Accordingly, the value of the performance awards are calculated based on a total probable outcome of threshold level performance (50%). For purposes of the Summary Compensation Table, the value of the performance awards is based on the probable outcome of the performance conditions on the February 5, 2020 grant date, which, at that time, was based on target level performance (100%).

(3)

The value of the 2020 LTIP restricted stock awards is based on the $40.21 closing price of Delta common stock on December 31, 2020. For purposes of the Summary Compensation Table, the value of the restricted stock is based on the $58.89 closing price of Delta common stock on the February 5, 2020 grant date.

(4)

The value of the 2020 LTIP performance stock options is based on their intrinsic value as of December 31, 2020, which is zero (the options are underwater based on their $58.89 exercise price and the $40.21 stock price on December 31, 2020). Further, because the performance condition (payment under the Profit Sharing Program for 2020 or 2021) was not met in 2020, these awards did not vest and will be forfeited in their entirety if there is no payment under the Profit Sharing Program for 2021. For purposes of the Summary Compensation Table, the value of the performance stock options is determined under an option pricing model on the February 5, 2020 grant date, assuming the performance condition would be achieved.

(5)

This column represents the percentage decrease of each named executive officer’s total compensation as shown in this supplemental table compared to his total 2019 compensation disclosed in the Summary Compensation Table, excluding Mr. Samant who was not a named executive officer in 2019.

Compensation Committee Report

The Personnel & Compensation Committee has reviewed and discussed with Delta management the Compensation Discussion and Analysis and, based on such review and discussion, the Personnel & Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

THE PERSONNEL & COMPENSATION COMMITTEE

Sergio A. L. Rial, Chair
Francis S. Blake
Jeanne P. Jackson
George N. Mattson
David S. Taylor
Kathy N. Waller

2021 PROXY STATEMENT	39

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Executive Compensation Tables

The table below contains information about the compensation of the following named executive officers during 2020: (1) Mr. Bastian, Delta’s principal executive officer; (2) Mr. Carroll and Mr. Chase, Delta’s principal financial officers effective November 16, 2020; (3) Mr. Hauenstein, Mr. Carter and Mr. Samant, who were Delta’s three other most highly compensated executive officers on December 31, 2020; (4) Mr. Jacobson, who served as Delta’s principal financial officer until November 14, 2020; and (5) Mr. West, who would have been among Delta’s three other most highly compensated executive officers on December 31, 2020, if he had been an executive officer on that date.

The Personnel & Compensation Committee approved the named executive officers’ long-term incentive compensation opportunities in February 2020, prior to the outset of the COVID-19 pandemic. As required by applicable regulations, the amounts shown in the “Stock Awards” and “Options Awards” columns below for 2020 are based on the value of those awards on February 5, 2020, the award’s grant date. See the “Supplemental Compensation Table for 2020” section of this proxy statement on page 39, which illustrates the significant decrease in the value of the 2020 long-term incentive compensation opportunities as of December 31, 2020.

Summary Compensation Table

Name	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)(3)	Option Awards ($)(1)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)	Total ($)(8)(11)
Edward H. Bastian Chief Executive Officer	2020	237,500	-	8,375,245	4,125,054	-	17,726	378,487	13,134,012
	2019	945,833	-	8,375,463	4,125,096	3,516,987	33,393	328,606	17,325,379
	2018	891,667	-	7,705,118	3,795,014	2,277,090	-	313,559	14,982,448
Glen W. Hauenstein President	2020	437,500	-	4,522,809	2,227,547	-	-	267,253	7,455,109
	2019	700,000	-	4,522,932	2,227,509	2,227,520	-	239,872	9,967,833
	2018	693,750	-	4,020,040	1,980,072	1,549,686	-	220,252	8,463,800
Peter W. Carter Executive Vice President & Chief Legal Officer	2020	343,750	-	2,325,177	775,037	-	-	174,086	3,618,050
	2019	550,000	-	2,350,193	700,056	1,278,200	-	159,010	5,037,459
	2018	545,833	-	1,912,657	637,529	869,722	-	151,433	4,117,174
Rahul D. Samant(9) Executive Vice President & Chief Information Officer	2020	343,750	300,000	2,250,077	750,061	-	-	146,583	3,790,470

William C. Carroll(10) Senior Vice President & Interim Co-Chief Financial Officer	2020	296,875	-	850,475	150,079	-	-	114,539	1,411,968

Garrett L. Chase(10) Senior Vice President & Interim Co-Chief Financial Officer	2020	281,250	-	850,475	150,079	-	-	87,942	1,369,746

Paul A. Jacobson Former Executive Vice President & Chief Financial Officer	2020	309,375	-	3,000,495	1,000,044	-	27,560	301,455	4,638,928
	2019	550,000	-	3,000,236	1,000,033	1,533,840	29,327	169,716	6,283,152
	2018	547,917	-	3,000,035	1,000,048	1,043,666	-	158,317	5,749,983
W. Gil West Former Senior Executive Vice President & Chief Operating Officer	2020	351,326	-	4,522,809	2,227,547	-	-	393,774	7,495,455
	2019	700,000	-	4,522,932	2,227,509	2,227,520	-	208,756	9,936,717
	2018	693,750	-	4,020,040	1,980,072	1,549,686	-	198,813	8,442,361

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(1)

The amounts in the “Stock Awards” and “Option Awards” columns do not represent amounts the named executive officers received or are entitled to receive. Rather, the reported amounts represent the aggregate fair value of awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Stock Compensation (FASB ASC Topic 718), on the applicable grant date or, if earlier, the service inception date. The reported amounts do not reflect the risk the stock awards may be forfeited in certain circumstances; for awards subject to performance conditions, the risk there is no payout; or in the case of performance stock options, that there is no vesting because the performance conditions are not met. The fair value of restricted stock awards is based on the closing price of Delta common stock on the grant date.

The reported amounts for 2020, 2019 and 2018 in the “Stock Awards” column reflect award opportunities under Delta’s long-term incentive programs. For additional information, see footnotes 2 and 3 below.

(2)

The 2020 Long-Term Incentive Program (2020 LTIP) provides our executive officers with a long-term incentive opportunity consisting of performance awards, performance stock options and restricted stock. The performance awards under the 2020 LTIP are denominated in dollars. The payouts, if any, earned by a named executive officer who is an executive vice president or more senior officer on the payment date will be made in stock (and in cash for all other participants) based on the achievement of pre-established performance measures over a three-year performance period. The restricted stock granted under the 2020 LTIP will vest in three equal installments on February 1, 2021, 2022 and 2023, subject to forfeiture in certain circumstances. See “Compensation Discussion and Analysis — Elements of Compensation — Long-Term Incentives” on page 33 for details about the 2020 LTIP.

The reported amounts for 2020 in the “Stock Awards” column include the fair value of the performance awards and restricted stock under the 2020 LTIP, computed in accordance with FASB ASC Topic 718 on February 5, 2020, the date the 2020 LTIP awards became effective.

See footnote 4 below for additional information regarding the performance stock options.

(3)

For awards in the “Stock Awards” column that are subject to performance conditions, the fair value is computed in accordance with FASB ASC Topic 718 based on the probable outcome of the performance condition as of the applicable grant date or, if earlier, the service inception date. For these purposes, the fair value of the performance awards under the 2020 LTIP is computed based on performance at the target level.

If the performance awards were assumed to pay out at the maximum level, the aggregate fair value of such awards, which does not include the restricted stock or performance stock option component of the 2020 LTIP, for the named executive officers would be as follows:

Name	2020 ($)
Edward H. Bastian	8,500,000
Glen W. Hauenstein	4,590,000
Peter W. Carter	2,356,000
Rahul D. Samant	2,280,000
William C. Carroll	860,000
Garrett L. Chase	860,000
Paul A. Jacobson	3,040,000
W. Gil West	4,590,000

(4)

The stock options granted under the 2020 LTIP are subject to performance conditions. We determined the grant date fair value of stock options based on achievement of the target level under an option pricing model using the following assumptions: (i) a 1.47% risk-free interest rate, (ii) a 27% expected volatility of common stock, (iii) a 2.7% expected dividend yield and (iv) a 5.2 year expected life.

(5)

Because our employees did not receive a payout under the Profit Sharing Program for 2020, at company management’s recommendation, the Personnel & Compensation Committee exercised its discretion to eliminate payouts under the 2020 Management Incentive Plan (MIP). See “Compensation Discussion and Analysis — Elements of Compensation — Annual Incentive” on page 32 for details about the 2020 MIP.

(6)

The reported amounts for 2020 reflect the aggregate change in the actuarial present value for Mr. Bastian’s and Mr. Jacobson’s accumulated benefits under the frozen Delta Retirement Plan measured from December 31, 2019 to December 31, 2020. The other named executive officers are not participants in this plan. See “Post-Employment Compensation — Defined Benefit Pension Benefits” on page 48 for a description of this plan, including its eligibility requirements.

(7)

The reported amounts of all other compensation for 2020 include the following items:

Name	Contributions to Qualified Defined Contribution Plan ($)(a)	Payment due to IRS limits to Qualified Plan ($)(b)	Reimbursement of Taxes ($)(c)	Perquisites and Other Benefits ($)(d)	Post-Employment Payments ($)(e)
Edward H. Bastian	25,650	312,254	19,084	21,499	-
Glen W. Hauenstein	25,650	218,702	7,476	15,426	-
Peter W. Carter	25,650	120,326	10,433	17,678	-
Rahul D. Samant	25,650	119,454	1,479		-
William C. Carroll	25,650	63,969	8,174	16,746	-
Garrett L. Chase	25,650	59,253	3,040		-
Paul A. Jacobson	25,650	150,924	6,161		118,720
W. Gil West	25,650	223,756	2,044		142,325
(a)

Represents Delta’s contributions to the Delta 401(k) Retirement Plan, a broad-based tax qualified defined contribution plan, based on the same fixed and matching contribution formula applicable to all participants in this plan.

(b)

Represents amounts paid directly to the named executive officer that Delta would have contributed to the officer’s account under the Delta 401(k) Retirement Plan absent limits applicable to such plans under the Internal Revenue Code. These payments are based on the same fixed and matching contribution formula applicable to all participants in this plan and are available to any plan participant affected by such limits.

(c)

Represents tax reimbursements for flight benefits as described below.

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(d)

The amounts consist of an annual physical examination for officers and flight benefits as described below. Mr. Samant, Mr. Chase, Mr. Jacobson and Mr. West did not receive perquisites or other personal benefits with a total incremental cost of $10,000 or more, the threshold for reporting under SEC rules. From time to time, the named executive officers attend events sponsored by Delta at no incremental cost to Delta.

As is common in the airline industry, Delta provides complimentary travel and certain Delta Sky Club® privileges for named executive officers; the officer’s spouse, domestic partner or designated companion; the officer’s children and parents; and, to a limited extent, other persons designated by the officer. Complimentary travel for such other persons is limited to an aggregate imputed value of $35,000 per year for the Chief Executive Officer, President and Senior Executive Vice President, $15,000 per year for Executive Vice Presidents and $12,500 per year for Senior Vice Presidents. Delta reimburses the officer for associated taxes on complimentary travel with an imputed tax value of up to $40,000 per year for the Chief Executive Officer, President and Senior Executive Vice President, $20,000 per year for Executive Vice Presidents and $17,500 per year for Senior Vice Presidents. Unused portions of the annual allowances described in the previous two sentences accumulate and may be carried into succeeding years during employment. Complimentary travel is provided to the surviving spouse or domestic partner of eligible officers after the eligible officer’s death. Delta will not reimburse surviving spouses or domestic partners for associated taxes on complimentary travel under the survivor travel benefit. Delta’s incremental cost of providing flight benefits includes incremental fuel expense and the incremental cost on a flight segment basis for customer service expenses such as meals, onboard expenses, baggage handling, insurance, airport security and aircraft cleaning. Until January 2020, certain named executive officers were eligible to purchase private jet flights from a Delta subsidiary by paying the incremental cost of the flights. In addition, certain named executive officers have flight benefits on another airline at no incremental cost to the officers or Delta.

(e)

Represents amounts paid to Mr. Jacobson and Mr. West under Delta’s standard vacation and paid time off policy for all terminated and retired employees. In connection with (i) Mr. Jacobson’s resignation from Delta on November 15, 2020, he was entitled to the payment of his earned but unused vacation and paid time off days and (ii) Mr. West’s retirement from Delta on October 2, 2020, he was entitled to the payment of his accrued but unused vacation and paid time off days.

(8)

As required by SEC rules, the amount in the “Total” column for each named executive officer represents the sum of the amounts in all the other columns. As discussed in footnote (1) above, the amounts in the “Stock Awards” and “Option Awards” columns do not represent amounts the named executive officers received or are entitled to receive. Rather, these amounts represent the aggregate fair value of awards computed in accordance with FASB ASC Topic 718 on the applicable grant date or, if earlier, the service inception date. The amounts do not reflect the risk the awards may be forfeited in certain circumstances, for awards subject to performance conditions, the risk there is no payout or in the case of performance stock options, there is no vesting, because the performance conditions are not met.

(9)

Mr. Samant was not a named executive officer in 2018 or 2019. His cash compensation includes a retention payment made to him in October 2020, which will be repayable by him on a prorated basis if his employment is terminated by Delta with cause or by him without good reason before October 1, 2022 (as such terms are defined in “Post-Employment Compensation — Potential Post-Employment Benefits upon Termination or Change in Control” on page 49).

(10)

Mr. Carroll and Mr. Chase became Interim Co-Chief Financial Officers on November 16, 2020, and were not named executive officers in 2018 or 2019.

(11)

Beginning in March 2020, each of the named executive officers became subject to certain CARES Act compensation limitations. The amounts shown in the “Stock Awards” and “Option Awards” columns were granted in February 2020. Accordingly, these amounts are not eligible for inclusion in the CARES Act compensation calculation and are not subject to the CARES Act compensation limitations. As of the date of this proxy statement, the total compensation provided to each of the named executive officers (and all other employees to which these limitations apply) for the 12-month period ending March 2021 is within the CARES Act compensation limitations. See “Compensation Discussion and Analysis — Executive Summary — The CARES Act and Executive Compensation in 2021” on page 26 for details about these compensation limitations.

2021 PROXY STATEMENT	42

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Grants of Plan-Based Awards Table

The following table provides information about annual and long-term award opportunities granted to the named executive officers during 2020 under the 2020 MIP and the 2020 LTIP. These award opportunities are described in the “Compensation Discussion and Analysis” section of this proxy statement under “Elements of Compensation — Annual Incentive” and “Elements of Compensation — Long-Term Incentives” beginning on page 33.

Name/Type of Award	Grant Date(1)	Date of Personnel & Compensation Committee or Board Action	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units (#)(4)	All Other Option Awards: Number of Securities Underlying Options (#)(5)	Exercise or Base Price of Option Awards ($/Sh)(6)
			Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)				Grant Date Fair Value of Stock and Option Awards ($)(7)
Edward H. Bastian
2020 MIP	1/1/2020	12/4/2019	950,000	1,900,000	3,800,000
2020 LTIP - Performance Award	2/5/2020	2/5/2020				2,125,000	4,250,000	8,500,000
2020 LTIP - Restricted Stock	2/5/2020	2/5/2020							70,050			4,125,245
2020 LTIP - Performance Stock Options	2/5/2020	2/5/2020								369,960	58.89	4,125,054
Glen W. Hauenstein
2020 MIP	1/1/2020	12/4/2019	612,500	1,225,000	2,450,000
2020 LTIP - Performance Award	2/5/2020	2/5/2020				1,147,500	2,295,000	4,590,000
2020 LTIP - Restricted Stock	2/5/2020	2/5/2020							37,830			2,227,809
2020 LTIP - Performance Stock Options	2/5/2020	2/5/2020								199,780	58.89	2,227,547
Peter W. Carter
2020 MIP	1/1/2020	12/4/2019	412,500	825,000	1,650,000
2020 LTIP - Performance Award	2/5/2020	2/5/2020				589,000	1,178,000	2,356,000
2020 LTIP - Restricted Stock	2/5/2020	2/5/2020							19,480			1,147,177
2020 LTIP - Performance Stock Options	2/5/2020	2/5/2020								69,510	58.89	775,037
Rahul D. Samant
2020 MIP	1/1/2020	12/4/2019	412,500	825,000	1,650,000
2020 LTIP - Performance Award	2/5/2020	2/5/2020				570,000	1,140,000	2,280,000
2020 LTIP - Restricted Stock	2/5/2020	2/5/2020							18,850			1,110,077
2020 LTIP - Performance Stock Options	2/5/2020	2/5/2020								67,270	58.89	750,061
William C. Carroll
2020 MIP	1/1/2020	12/4/2019	190,000	380,000	760,000
2020 LTIP - Performance Award	2/5/2020	2/5/2020				215,000	430,000	860,000
2020 LTIP - Restricted Stock	2/5/2020	2/5/2020							7,140			420,475
2020 LTIP - Performance Stock Options	2/5/2020	2/5/2020								13,460	58.89	150,079
Garrett L. Chase
2020 MIP	1/1/2020	12/4/2019	180,000	360,000	720,000
2020 LTIP - Performance Award	2/5/2020	2/5/2020				215,000	430,000	860,000
2020 LTIP - Restricted Stock	2/5/2020	2/5/2020							7,140			420,475
2020 LTIP - Performance Stock Options	2/5/2020	2/5/2020								13,460	58.89	150,079
Paul A. Jacobson
2020 MIP	1/1/2020	12/4/2019	412,500	825,000	1,650,000
2020 LTIP - Performance Award	2/5/2020	2/5/2020				760,000	1,520,000	3,040,000
2020 LTIP - Restricted Stock	2/5/2020	2/5/2020							25,140			1,480,495
2020 LTIP - Performance Stock Options	2/5/2020	2/5/2020								89,690	58.89	1,000,044
W. Gil West
2020 MIP	1/1/2020	12/4/2019	612,500	1,225,000	2,450,000
2020 LTIP - Performance Award	2/5/2020	2/5/2020				1,147,500	2,295,000	4,590,000

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Name/Type of Award	Grant Date(1)	Date of Personnel & Compensation Committee or Board Action	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units (#)(4)	All Other Option Awards: Number of Securities Underlying Options (#)(5)	Exercise or Base Price of Option Awards ($/Sh)(6)
			Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)				Grant Date Fair Value of Stock and Option Awards ($)(7)
2020 LTIP - Restricted Stock	2/5/2020	2/5/2020							37,830			2,227,809
2020 LTIP - Performance Stock Options	2/5/2020	2/5/2020								199,780	58.89	2,227,547
(1)

For purposes of this column, the grant date for the 2020 MIP is the date the performance period began. The grant date for the 2020 LTIP is the grant date or, if earlier, the service inception date determined under FASB ASC Topic 718.

(2)

These columns show the annual award opportunities under the 2020 MIP. There were no payments made under this plan to any employees eligible to participate in the 2020 MIP, including the named executive officers. Because our employees did not receive a payout under the Profit Sharing Program for 2020, at company management’s recommendation, the Personnel & Compensation Committee exercised its discretion to eliminate payouts under the 2020 MIP. For additional information about the 2020 MIP, see the “Compensation Discussion and Analysis” section of this proxy statement under “Elements of Compensation — Annual Incentive” on page 32.

(3)

These columns show the long-term award opportunities under the performance award component of the 2020 LTIP. For additional information about the 2020 LTIP, see footnotes 2 and 3 to the Summary Compensation Table and the “Compensation Discussion and Analysis” section of this proxy statement under “Elements of Compensation — Long-Term Incentives” beginning on page 33.

(4)

This column shows the restricted stock component of the 2020 LTIP.

(5)

This column shows the performance stock option component of the 2020 LTIP. For additional information about the performance stock option component of the 2020 LTIP, see footnote 4 to the Summary Compensation Table.

(6)

The exercise price is equal to the closing price of Delta common stock on the NYSE on the date of grant.

(7)

The amounts in this column do not represent amounts the named executive officers received or are entitled to receive. Rather, the reported amounts represent the fair value of the awards computed in accordance with FASB ASC Topic 718 on the applicable grant date or, if earlier, the service inception date. For awards subject to performance conditions, the value shown is based on the probable outcome of the performance condition as of the applicable grant date or, if earlier, the service inception date. The amounts do not reflect the risk that the awards may be forfeited in certain circumstances or, in the case of performance awards, that there is no payout, or in the case of performance stock options, that there is no vesting, if the required performance measures are not met.

2021 PROXY STATEMENT	44

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Outstanding Equity Awards at Fiscal Year-End Table

The following table provides information regarding the outstanding equity awards on December 31, 2020 for each of the named executive officers.

Name	Grant Date (1)	Option Awards					Stock Awards
		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)(2)	Option Exercise Price ($)(3)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Edward H. Bastian
2018 LTIP - Restricted Stock	2/8/2018	-	-	-	-	-	24,693	992,906	-	-
2019 LTIP - Restricted Stock	2/6/2019	-	-	-	-	-	54,440	2,189,032	-	-
2020 LTIP - Restricted Stock	2/5/2020	-	-	-	-	-	70,050	2,816,711	-	-
2014 LTIP - Performance Stock Options	2/6/2014	71,840	-	-	30.89	2/5/2024	-	-	-	-
2015 LTIP - Performance Stock Options	2/5/2015	91,710	-	-	46.14	2/4/2025	-	-	-	-
2016 LTIP - Performance Stock Options	2/2/2016	173,230	-	-	43.61	2/1/2026	-	-	-	-
2017 LTIP Performance Stock Options	2/9/2017	206,510	-	-	49.33	2/8/2027	-	-	-	-
2018 LTIP Performance Stock Options	2/8/2018	204,694	102,346	-	51.23	2/7/2028	-	-	-	-
2019 LTIP Performance Stock Options	2/6/2019	127,200	254,400	-	50.52	2/5/2029	-	-	-	-
2020 LTIP Performance Stock Options	2/5/2020	-	-	369,960	58.89	2/4/2030	-	-	-	-
Glen W. Hauenstein
2018 LTIP - Restricted Stock	2/8/2018	-	-	-	-	-	12,883	518,025	-	-
2019 LTIP - Restricted Stock	2/6/2019	-	-	-	-	-	29,400	1,182,174	-	-
2020 LTIP - Restricted Stock	2/5/2020	-	-	-	-	-	37,830	1,521,144	-	-
2017 LTIP Performance Stock Options	2/9/2017	123,910	-	-	49.33	2/8/2027	-	-	-	-
2018 LTIP Performance Stock Options	2/8/2018	106,800	53,400	-	51.23	2/7/2028	-	-	-	-
2019 LTIP Performance Stock Options	2/6/2019	68,687	137,373	-	50.52	2/5/2029	-	-	-	-
2020 LTIP Performance Stock Options	2/5/2020	-	-	199,780	58.89	2/4/2030	-	-	-	-
Peter W. Carter
2018 LTIP - Restricted Stock	2/8/2018	-	-	-	-	-	6,140	246,889	-	-
2019 LTIP - Restricted Stock	2/6/2019	-	-	-	-	-	13,673	549,791	-	-
2019 - Restricted Stock	12/4/2019	-	-	-	-	-	2,973	119,544	-	-
2020 LTIP - Restricted Stock	2/5/2020	-	-	-	-	-	19,480	783,291	-	-
2017 LTIP Performance Stock Options	2/9/2017	39,900	-	-	49.33	2/8/2027	-	-	-	-
2018 LTIP Performance Stock Options	2/8/2018	34,387	17,193	-	51.23	2/7/2028	-	-	-	-

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Name	Grant Date (1)	Option Awards					Stock Awards
		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)(2)	Option Exercise Price ($)(3)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
2019 LTIP Performance Stock Options	2/6/2019	21,587	43,173	-	50.52	2/5/2029	-	-	-	-
2020 LTIP Performance Stock Options	2/5/2020	-	-	69,510	58.89	2/4/2030	-	-	-	-
Rahul D. Samant
2018 LTIP - Restricted Stock	2/8/2018	-	-	-	-	-	4,816	193,651	-	-
2019 LTIP - Restricted Stock	2/6/2019	-	-	-	-	-	12,206	490,803	-	-
2020 LTIP - Restricted Stock	2/5/2020	-	-	-	-	-	18,850	757,959	-	-
2017 LTIP Performance Stock Options	2/9/2017	11,270	-	-	49.33	2/8/2027	-	-	-	-
2018 LTIP Performance Stock Options	2/8/2018	26,974	13,486	-	51.23	2/7/2028	-	-	-	-
2019 LTIP Performance Stock Options	2/6/2019	19,274	38,546	-	50.52	2/5/2029	-	-	-	-
2020 LTIP Performance Stock Options	2/5/2020	-	-	67,270	58.89	2/4/2030	-	-	-	-
William C. Carroll
2018 LTIP - Restricted Stock	2/8/2018	-	-	-	-	-	2,733	109,894	-	-
2019 LTIP - Restricted Stock	2/6/2019	-	-	-	-	-	5,546	223,005	-	-
2020 LTIP - Restricted Stock	2/5/2020	-	-	-	-	-	7,140	287,099	-	-
2017 LTIP Performance Stock Options	2/9/2017	9,390	-	-	49.33	2/8/2027	-	-	-	-
2018 LTIP Performance Stock Options	2/8/2018	8,094	4,046	-	51.23	2/7/2028	-	-	-	-
2019 LTIP Performance Stock Options	2/6/2019	4,627	9,253	-	50.52	2/5/2029	-	-	-	-
2020 LTIP Performance Stock Options	2/5/2020	-	-	13,460	58.89	2/4/2030	-	-	-	-
Garrett L. Chase
2018 LTIP - Restricted Stock	2/8/2018	-	-	-	-	-	2,733	109,894	-	-
2019 LTIP - Restricted Stock	2/6/2019	-	-	-	-	-	4,440	178,532	-	-
2020 LTIP - Restricted Stock	2/5/2020	-	-	-	-	-	7,140	287,099	-	-
2017 LTIP Performance Stock Options	2/9/2017	9,390	-	-	49.33	2/8/2027	-	-	-	-
2018 LTIP Performance Stock Options	2/8/2018	8,094	4,046	-	51.23	2/7/2028	-	-	-	-
2019 LTIP Performance Stock Options	2/6/2019	3,704	7,406	-	50.52	2/5/2029	-	-	-	-
2020 LTIP Performance Stock Options	2/5/2020	-	-	13,460	58.89	2/4/2030	-	-	-	-
Paul A. Jacobson
2018 LTIP - Restricted Stock	2/8/2018	-	-	-	-	-	9,630	387,222	-	-
2019 LTIP - Restricted Stock	2/6/2019	-	-	-	-	-	19,533	785,422	-	-
2020 LTIP - Restricted Stock	2/5/2020	-	-	-	-	-	25,140	1,010,879	-	-

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Name	Grant Date (1)	Option Awards					Stock Awards
		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)(2)	Option Exercise Price ($)(3)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
2017 LTIP Performance Stock Options	2/9/2017	62,580	-	-	49.33	2/8/2027	-	-	-	-
2018 LTIP Performance Stock Options	2/8/2018	53,940	26,970	-	51.23	2/7/2028	-	-	-	-
2019 LTIP Performance Stock Options	2/6/2019	30,837	61,673		50.52	2/5/2029	-	-	-	-
2020 LTIP Performance Stock Options	2/5/2020	-	-	89,690	58.89	2/4/2030	-	-	-	-
W. Gil West
2018 LTIP - Restricted Stock	2/8/2018	-	-	-	-	-	12,883	518,025	-	-
2019 LTIP - Restricted Stock	2/6/2019	-	-	-	-	-	29,400	1,182,174	-	-
2020 LTIP - Restricted Stock	2/5/2020	-	-	-	-	-	37,830	1,521,144	-	-
2017 LTIP Performance Stock Options	2/9/2017	82,140	-	-	49.33	2/8/2027	-	-	-	-
2018 LTIP Performance Stock Options	2/8/2018	106,800	53,400	-	51.23	2/7/2028	-	-	-	-
2019 LTIP Performance Stock Options	2/6/2019	68,687	137,373	-	50.52	2/5/2029	-	-	-	-
2020 LTIP Performance Stock Options	2/5/2020	-	-	199,780	58.89	2/4/2030	-	-	-	-
(1)

For purposes of this column, the grant date for the awards is the grant date or, if earlier, the service inception date determined under FASB ASC Topic 718.

(2)

The 2020 LTIP performance stock options vest as follows: (i) if there is a payout under the Profit Sharing Program for 2020, then ratably over three years with 1/3 vesting on each of February 1, 2021, 2022 and 2023; (ii) if there is no payout under the Profit Sharing Program for 2020, but there is a payout for 2021, then 2/3 vest on February 1, 2022 and 1/3 vest on February 1, 2023; and (iii) if there is no payout for 2020 or 2021 under the Profit Sharing Program, then the options will be forfeited. Because our employees did not receive a payout under Profit Sharing Program for 2020, the performance stock options remain unvested.

(3)

The exercise price of the stock options is the closing price of Delta common stock on the NYSE on the applicable grant date.

(4)

These shares of restricted stock vest as follows:

February 8, 2018 LTIP Grant Date. In equal installments on February 1, 2019, 2020 and 2021.

February 6, 2019 LTIP Grant Date. In equal installments on February 1, 2020, 2021 and 2022.

2019 Restricted Stock grant to Mr. Carter. In equal installments on December 4, 2020, 2021 and 2022.

February 5, 2020 LTIP Grant Date. In equal installments on February 1, 2021, 2022 and 2023.

Restricted stock is subject to forfeiture in certain circumstances.

(5)

In accordance with SEC rules, the amounts in this column for the market value of restricted stock are based on the $40.21 closing price of Delta common stock on the NYSE on December 31, 2020.

(6)

This table does not include the performance award component of the 2020 LTIP, 2019 LTIP and the 2018 LTIP because (i) these award opportunities are denominated in dollars and (ii) the payout, if any, earned by the named executive officers that are executive vice presidents or more senior officers on the payment date will be made in stock based on achievement of the pre-established performance measures during the measurement periods for each program. Any payouts to all other participants will be made in cash. For additional information about the performance award component of the 2020 LTIP, see footnote 2 to the Summary Compensation Table and the Grants of Plan-Based Awards Table above.

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Option Exercises and Stock Vested Table

The following table provides information regarding the exercise of stock options and the vesting of stock for the named executive officers in 2020.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Edward H. Bastian	-	-	172,504	8,046,649
Glen W. Hauenstein	-	-	92,246	4,323,315
Peter W. Carter	-	-	45,199	2,110,727
Rahul D. Samant	-	-	33,433	1,558,624
William C. Carroll	-	-	8,347	465,262
Garrett L. Chase	-	-	7,773	433,267
Paul A. Jacobson	-	-	29,400	1,638,756
W. Gil West	-	-	40,709	2,269,120
(1)

The value realized on vesting is based on the closing price of Delta common stock on the NYSE on the applicable vesting date. These amounts represent the vesting of award opportunities granted in 2017, 2018 and 2019.

Post-Employment Compensation

Defined Benefit Pension Benefits

The Delta Retirement Plan (Retirement Plan) is a broad-based, non-contributory qualified defined benefit pension plan for Delta’s ground and flight attendant employees. To participate in the Retirement Plan, an employee must have completed 12 months of service before the plan was frozen on December 31, 2005. As a result, Mr. Bastian and Mr. Jacobson are eligible to participate in the Retirement Plan, but Mr. Hauenstein, Mr. Carter, Mr. Samant, Mr. Carroll, Mr. Chase and Mr. West are not. We do not offer any supplemental executive retirement plans or deferred compensation plans to the named executive officers.

Eligible ground and flight attendant employees hired (or rehired) on or before July 1, 2003, receive Retirement Plan benefits based on a final average earnings (FAE) formula. Effective July 1, 2003, the Retirement Plan transitioned to a cash balance plan and benefits for ground and flight attendant employees hired (or rehired) after that date are generally based solely on the cash balance formula. Retirement Plan participants who were employed on July 1, 2003, receive Retirement Plan benefits based on the higher of the FAE and cash balance formulas.

Under the cash balance formula, 6% of a participant’s pay (base salary and, if any, eligible annual incentive compensation) was credited annually until January 1, 2006, to a hypothetical account, which is credited with an annual interest credit based on a market rate of interest. Interest credits will continue to be credited annually regardless of the plan’s frozen status. At termination of employment, an amount equal to the balance of the participant’s cash balance account is payable to the participant, at his or her election, in the form of an immediate or deferred lump sum or equivalent monthly benefit.

Benefits under the FAE formula are based on a participant’s (1) final average earnings; (2) years of service prior to January 1, 2006; (3) age when benefit payments begin (but not before age 52); and (4) primary Social Security benefit. Final average earnings are the average of the participant’s highest average monthly earnings (base salary and, if any, eligible annual incentive compensation) for the 36 consecutive months in the 120-month period preceding the earlier of termination of employment and January 1, 2006. The monthly retirement benefit at the normal retirement age of 65 equals 60% of the participant’s final average earnings, reduced for years of service less than 30 (determined as of December 31, 2005) and by 50% of the participants’ primary Social Security benefit (also reduced for less than 30 years of service). Benefits determined under the FAE formula are paid in the form of a monthly annuity.

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Pension Benefits Table

The table below shows certain pension benefit information for Mr. Bastian and Mr. Jacobson as of December 31, 2020.

Name	Plan Name	Number of Years of Credited Service (as of December 31, 2020)(1)	Present Value of Accumulated Benefits ($)(2)	Payments During Last Fiscal Year
Mr. Bastian(3)	Delta Retirement Plan	6 years, 10 months	FAE Formula: 318,170 Cash Balance Formula: 71,706	0
Mr. Jacobson(4)	Delta Retirement Plan	8 years, 2 months	FAE Formula: 146,849 Cash Balance Formula: 9,748	0
(1)

As discussed above, the Retirement Plan was frozen effective December 31, 2005, and no additional service credit will accrue after that date. All years of service reflected in this column include service until December 31, 2005.

(2)

Benefits were calculated using interest rate and mortality rate assumptions consistent with those used in our financial statements (see “Assumptions” in Note 11 of the Notes to the Consolidated Financial Statements in Delta’s 2020 Form 10-K). In addition, certain individual data were used in developing these values. Benefits accrued under the FAE formula and the cash balance formula are listed separately. For purposes of the FAE formula benefit, the assumed retirement age is 62. The form of benefit payable under the FAE formula for Mr. Bastian and Mr. Jacobson is a single life annuity.

(3)

Mr. Bastian resigned from Delta as of April 1, 2005, and rejoined Delta in July 2005. His years of credited service include the 6 years, 5 months of service he had completed as of April 1, 2005. As a result, the portion of his benefit calculated under the FAE formula was determined under the rules applicable to vested employees who terminate their service with Delta prior to early retirement age instead of under the rules applicable to retirees at early retirement age. Accordingly, Mr. Bastian’s benefit is smaller than it would have been had he retired at early retirement age. All benefits earned by Mr. Bastian after he rejoined Delta in July 2005 are based solely on the cash balance formula.

(4)

Mr. Jacobson resigned from Delta as of March 18, 2005, and rejoined Delta in August 2005. His years of credited service include the 7 years, 10 months of service he had completed as of March 18, 2005. As a result, the portion of his benefit calculated under the FAE formula was determined under the rules applicable to vested employees who terminate their service with Delta prior to early retirement age instead of under the rules applicable to retirees at early retirement age. Accordingly, Mr. Jacobson’s benefit is smaller than it would have been had he retired at early retirement age. In addition, following his resignation in March 2005, Mr. Jacobson elected to receive the cash balance portion of his benefit in a lump sum payment. All benefits earned by Mr. Jacobson after he rejoined Delta in August 2005 are based solely on the cash balance formula.

Potential Post-Employment Benefits upon Termination or Change in Control

This section describes the potential benefits the named executive officers may receive under certain termination of employment scenarios, including in connection with a change in control, assuming termination of employment on December 31, 2020. This section also describes the benefits received by Mr. Jacobson in connection with his resignation and Mr. West in connection with his retirement.

The definitions of “cause,” “change in control,” “disability,” “good reason” and “retirement,” as such terms are used in the following sections, are summarized below.

SEVERANCE PLAN

Officers and director level employees are generally eligible to participate in Delta’s Officer and Director Severance Plan (Severance Plan), which may be amended at any time by Delta. The following chart summarizes the principal benefits the named executive officers are eligible to receive under the Severance Plan.

Name	Termination Without Cause (no Change in Control)(1)	Resignation for Good Reason (no Change in Control)(1)	Termination without Cause or Resignation for Good Reason in Connection with a Change in Control(1)(2)
Mr. Bastian	› 24 months base salary › 200% target MIP › 24 months healthcare benefit and Flight Benefits(3)continuation › outplacement services	› 24 months base salary › 200% target MIP › 24 months healthcare benefit and Flight Benefits continuation › outplacement services	› 24 months base salary › 200% target MIP › 24 months healthcare benefit and Flight Benefits continuation › outplacement services
Mr. Hauenstein	› 24 months base salary › 200% target MIP › 24 months healthcare benefit and Flight Benefits continuation › outplacement services	› None	› 24 months base salary › 200% target MIP › 24 months healthcare benefit and Flight Benefits continuation › outplacement services
Mr. Carter and Mr. Samant	› 18 months base salary › 150% target MIP › 18 months healthcare benefit and Flight Benefits continuation › outplacement services	› None	› 18 months base salary › 150% target MIP › 18 months healthcare benefit and Flight Benefits continuation › outplacement services

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Name	Termination Without Cause (no Change in Control)(1)	Resignation for Good Reason (no Change in Control)(1)	Termination without Cause or Resignation for Good Reason in Connection with a Change in Control(1)(2)
Mr. Carroll and Mr. Chase	› 15 months base salary › 125% target MIP › 15 months healthcare benefit and Flight Benefits continuation › outplacement services	› None	› 15 months base salary › 125% target MIP › 15 months healthcare benefit and Flight Benefits continuation › outplacement services
(1)

The cash severance amount (base salary plus target MIP) is paid in a lump sum following termination of employment. Outplacement services fees are limited to $5,000.

(2)

These benefits apply if the termination of employment occurs during the two-year period after a change in control.

(3)

See footnote 7(d) to the Summary Compensation Table on page 42 for a description of Flight Benefits.

To receive benefits under the Severance Plan, participants must enter into a general release of claims against Delta and non-competition, non-solicitation, non-disparagement and confidentiality covenants for the benefit of Delta.

The Severance Plan does not provide for any excise tax gross-ups for benefits received in connection with a change in control. If a participant is entitled to benefits under the Severance Plan in connection with a change in control, the amount of such benefits will be reduced to the statutory safe harbor under Section 4999 of the Internal Revenue Code if this results in a greater after-tax benefit than if the participant paid the excise tax.

LONG-TERM INCENTIVE PROGRAMS

The following chart summarizes the treatment of performance awards, restricted stock and performance stock options awarded under Delta’s long-term incentive programs (LTIP) for 2018, 2019 and 2020 and a restricted stock award provided to Mr. Carter under various termination of employment scenarios.

Termination Scenario	LTIP Award Treatment
Termination without Cause or Resignation for Good Reason without a Change in Control and Retirement	Mr. Bastian, Mr. Hauenstein and Mr. Carter

The named executive officer will remain eligible to receive his performance award, restricted stock award and performance stock option award pursuant to the same vesting, performance and general payment provisions as if his employment had continued.(1)(2)

Mr. Samant, Mr. Carroll and Mr. Chase

The named executive officer will receive a prorated performance award and a prorated performance stock option award under the same vesting, performance and general payment provisions as if his employment had continued and the immediate vesting of a pro rata portion of his restricted stock award. Any remaining portions will be forfeited.

Resignation without Good Reason	Mr. Bastian, Mr. Hauenstein and Mr. Carter

The named executive officer will remain eligible to receive his performance award, restricted stock award and performance stock option award pursuant to the same vesting, performance and general payment provisions as if his employment had continued.(1)(2)

	Mr. Samant, Mr. Carroll and Mr. Chase	The named executive officer’s performance award, restricted stock award and performance stock option award will be immediately forfeited.
Termination for Cause	The named executive officer’s performance award, restricted stock award and performance stock option award will be immediately forfeited.
Termination due to Death or Disability	The named executive officer’s performance award, restricted stock award and performance stock option award will immediately vest, with the performance award paid at the target level.
Termination without Cause or Resignation for Good Reason with a Change in Control	The named executive officer’s performance award, restricted stock award and performance stock option award will immediately vest, with the performance award paid at the target level.
(1)

In order for the named executive officer to be eligible for this treatment, his termination of employment must have occurred on or after (i) October 1, 2018 under the 2018 LTIP; (ii) October 1, 2019 under the 2019 LTIP; and (iii) October 1, 2020 under the 2020 LTIP. For terminations of employment prior to such dates, the awards granted to the named executive officer under each of the LTIPs would be subject to the same treatment as described for Mr. Samant, Mr. Carroll and Mr. Chase.

(2)

In consideration for this treatment, these named executive officers entered into award agreements containing enhanced non-competition and non-solicitation covenants for the benefit of Delta. In the event the executive breaches such covenants during the two-year period following employment, he will forfeit any outstanding awards.

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ANNUAL INCENTIVE PLAN

Delta’s 2020 Management Incentive Plan (MIP) generally provides that a participant whose employment with Delta terminates prior to the end of the workday on December 31, 2020 is not eligible for a 2020 MIP payment. If, however, the participant’s employment is terminated (1) due to death or disability; (2) due to retirement; or (3) by Delta without cause or for any other reason that would entitle the participant to benefits under the Severance Plan, the participant is eligible for a pro rata 2020 MIP payment based on (a) the number of days during 2020 the participant was employed in a MIP-qualified position and (b) the terms and conditions of the 2020 MIP that would have applied if his or her employment had continued through December 31, 2020.

TRIGGERING EVENTS

As noted above, eligibility for severance benefits and acceleration of the vesting of equity awards are triggered by certain events. The terms “cause,” “change in control,” “disability,” “good reason” and “retirement,” as they apply to the named executive officers, are summarized below.

›

Cause means, in general, a person’s (1) continued, substantial failure to perform his duties with Delta; (2) misconduct which is economically injurious to Delta; (3) conviction of, or plea of guilty or no contest to, a felony or other crime involving moral turpitude, fraud, theft, embezzlement or dishonesty; or (4) material violation of any material Delta policy or rule regarding conduct. A person has ten business days to cure, if curable, any of the events which could lead to a termination for cause. For executive vice presidents or more senior executives, a termination for cause must be approved by a 2/3 vote of the entire Board of Directors.

›

Change in control means, in general, the occurrence of any of the following events: (1) any person becomes the beneficial owner of more than 35% of Delta common stock; (2) during a period of 12 consecutive months, the Board of Directors at the beginning of the period and their approved successors cease to constitute a majority of the Board; (3) the consummation of a merger or consolidation involving Delta, other than a merger or consolidation which results in the Delta common stock outstanding immediately before the transaction continuing to represent more than 65% of the Delta common stock outstanding immediately after the transaction; or (4) a sale, lease or other transfer of Delta’s assets that have a total gross fair market value greater than 40% of the total gross fair market value of Delta’s assets immediately before the transaction.

›

Disability means long-term or permanent disability as determined under the applicable Delta disability plan.

›

Good reason means, in general, the occurrence of any of the following without a person’s written consent: (1) a material diminution of a person’s authorities, duties or responsibilities, other than an insubstantial and inadvertent act that is promptly remedied by Delta after written notice by the person; (2) the relocation of a person’s office by more than 50 miles; (3) a material reduction in a person’s base salary or target annual bonus opportunities, other than pursuant to a uniform percentage salary or target annual bonus reduction for similarly situated persons; or (4) a material breach by Delta of any material term of a person’s employment. An event constitutes good reason only if a person gives Delta certain written notice of his intent to resign and Delta does not cure the event within a specified period.

›

Retirement means a termination of employment (1) at or after age 52 with ten years of service completed since a person’s most recent hire date or (2) on or after the date he or she has completed at least 25 years of service since his or her most recent hire date regardless of age. In addition, for purposes of the Retiree Flight Benefits described below, Retirement also means (1) a termination of employment by Delta without cause or for any other reason that would entitle the person to benefits under the Severance Plan if the person’s combined age and years of service equal 60 or more and (2) for Mr. Carter and Mr. Carroll only, a termination of employment at or after age 62 with five years of service completed since his most recent hire date.

POST-EMPLOYMENT FLIGHT BENEFITS

A named executive officer who retires from Delta under the definition of retirement described above may continue to receive Flight Benefits (see footnote 7(d) to the Summary Compensation Table on page 42 for a description of Flight Benefits including survivor travel benefits) during retirement, except the unused portion of the two annual allowances will not accumulate into succeeding years (Retiree Flight Benefits).

Notwithstanding the above, a person who is first elected an officer on or after June 8, 2009, will not receive reimbursement for taxes for Retiree Flight Benefits. Delta also does not provide reimbursement for taxes associated with travel by the surviving spouse or domestic partner of any officer.

In exchange for certain non-competition, non-solicitation, non-disparagement and confidentiality covenants for the benefit of Delta and a general release of claims against Delta, an officer who served in that capacity during the period beginning on the date Delta entered into the merger agreement with Northwest Airlines and ending on the date the merger occurred, or who joined Delta from Northwest on the date the merger occurred and who had been a Northwest officer on the date Delta entered into the merger agreement, will receive, on his termination of employment (other than by death or by Delta for cause), a vested right to Retiree Flight Benefits, regardless of the officer’s age and years of service at his termination of employment.

A named executive officer who (1) does not meet the definition of retirement and (2) becomes eligible for benefits under the Severance Plan will receive an allotment of 32 one-way positive-space flight passes after the expiration of the Flight Benefits provided under the Severance Plan. This allotment will continue until the fifth anniversary of the named executive officer’s severance date or, if the officer has less than five years of service with Delta, the number of months the officer was employed with Delta.

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Table Regarding Potential Post-Employment Benefits upon Termination or Change in Control

The following table describes the termination benefits for each named executive officer (other than for Mr. Jacobson and Mr. West whose post-employment benefits are described after the tables), assuming termination of employment on December 31, 2020. Also included is a row that describes the benefits, if any, each named executive officer would have received in connection with a change in control (CIC). Further, because termination is deemed to occur at the end of the workday on December 31, 2020, the named executive officer would have earned his 2020 MIP award and the performance award under the 2018 LTIP, to the extent otherwise payable. Accordingly, these awards are unrelated to the termination of employment.

We have not included in this section any benefit that is available generally to all employees on a non-discriminatory basis such as payment of retirement, disability and death benefits. See “Defined Benefit Pension Benefits” above, for a discussion of the benefits accrued for eligible named executive officers under the Delta Retirement Plan. On December 31, 2020, only Mr. Bastian, Mr. Hauenstein and Mr. Carroll (for purposes of Retiree Flight Benefits only) were eligible to retire under the definition of retirement described above. The other named executive officers are not eligible to retire under these requirements and, therefore, are not eligible for any retirement-related compensation or benefits.

Name	Termination Scenario	Severance Payment ($)(1)	Equity ($)			Other Benefits ($)(5)
			Performance Awards(2)	Performance Stock Options(3)	Restricted Stock(4)
Mr. Bastian	Without Cause	5,700,000	8,500,000	-	5,998,648	813,485
	Resignation for Good Reason	5,700,000	8,500,000	-	5,998,648	813,485
	For Cause	-	-	-	-	-
	Resignation without Good Reason	-	8,500,000	-	5,998,648	782,671
	Retirement	-	8,500,000	-	5,998,648	782,671
	Death	-	8,500,000	-	5,998,648	-
	Disability	-	8,500,000	-	5,998,648	782,671
	CIC – Termination without Cause/Resignation for Good Reason	5,700,000	8,500,000	-	5,998,648	813,485
Mr. Hauenstein	Without Cause	3,850,000	4,590,000	-	3,221,344	576,745
	Resignation for Good Reason	-	4,590,000	-	3,221,344	556,353
	For Cause	-	-	-	-	-
	Resignation without Good Reason	-	4,590,000	-	3,221,344	556,353
	Retirement	-	4,590,000	-	3,221,344	556,353
	Death	-	4,590,000	-	3,221,344	-
	Disability	-	4,590,000	-	3,221,344	556,353
	CIC – Termination without Cause/Resignation for Good Reason	3,850,000	4,590,000	-	3,221,344	576,745
Mr. Carter	Without Cause	2,062,500	2,242,000	-	1,699,516	438,085
	Resignation for Good Reason	-	2,242,000	-	1,699,516	-
	For Cause	-	-	-	-	-
	Resignation without Good Reason	-	2,242,000	-	1,699,516	-
	Death	-	2,242,000	-	1,699,516	-
	Disability	-	2,242,000	-	1,699,516	-
	CIC – Termination without Cause/Resignation for Good Reason	2,062,500	2,242,000	-	1,699,516	438,085
Mr. Samant	Without Cause	2,062,500	1,013,333	-	1,004,845	72,058
	Resignation for Good Reason	-	1,013,333	-	1,004,845	-
	For Cause	-	-	-	-	-
	Resignation without Good Reason	-	-	-	-	-
	Death	-	2,090,000	-	1,442,413	-
	Disability	-	2,090,000	-	1,442,413	-
	CIC – Termination without Cause/Resignation for Good Reason	2,062,500	2,090,000	-	1,442,413	72,058

2021 PROXY STATEMENT	52

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Name	Termination Scenario	Severance Payment ($)(1)	Equity ($)			Other Benefits ($)(5)
			Performance Awards(2)	Performance Stock Options(3)	Restricted Stock(4)
Mr. Carroll	Without Cause	1,068,750	430,000	-	445,764	345,974
	Resignation for Good Reason	-	430,000	-	445,764	310,977
	For Cause	-	-	-	-	-
	Resignation without Good Reason	-	-	-	-	310,977
	Retirement	-	430,000	-	445,764	310,977
	Death	-	860,000	-	619,998	48,736
	Disability	-	860,000	-	619,998	310,977
	CIC – Termination without Cause/Resignation for Good Reason	1,068,750	860,000	-	619,998	345,974
Mr. Chase	Without Cause	1,012,500	372,667	-	408,964	80,615
	Resignation for Good Reason	-	342,667	-	408,964	-
	For Cause	-	-	-	-	-
	Resignation without Good Reason	-	-	-	-	-
	Death	-	774,000	-	573,917	-
	Disability	-	774,000	-	573,917	-
	CIC – Termination without Cause/Resignation for Good Reason	1,012,500	774,000	-	573,917	80,615
(1)

The severance payment, if applicable, represents the following for each named executive officer: (i) Mr. Bastian: 24 months of base salary and 200% of his MIP target award, which is 200% of his base salary; (ii) Mr. Hauenstein: 24 months of base salary and 200% of his MIP target award, which is 175% of his base salary; (iii) Mr. Carter: 18 months of base salary and 150% of his MIP target award, which is 150% of his base salary; (iv) Mr. Samant: 18 months of base salary and 150% of his MIP target award, which is 150% of his base salary; (v) Mr. Carroll: 15 months of base salary and 125% of his MIP target award, which is 80% of his base salary; and (vi) Mr. Chase: 15 months of base salary and 125% of his MIP target award, which is 80% of his base salary.

(2)

The value of the performance awards in the tables is based on payment at the target level.

(3)

We used intrinsic value for the performance stock options assuming that the performance criteria attributable to the stock options under the 2018, 2019 and 2020 LTIPs were met. The exercise price for the unexercisable stock options outstanding on December 31, 2020 was (1) $51.23 for the options granted on February 8, 2018; (2) $50.52 for the options granted on February 6, 2019; and (3) $58.89 for the options granted on February 5, 2020.

(4)

As required by SEC rules, the values in these tables for restricted stock are based on the $40.21 closing price of Delta common stock on the NYSE on December 31, 2020.

(5)

Other benefits include company-paid healthcare coverage, outplacement services and, except for Mr. Chase and Mr. Samant, Retiree Flight Benefits. The Retiree Flight Benefits reflected for each named executive officer were determined by using the following assumptions for each officer: (1) Flight Benefits continue for the life expectancy of the officer or the joint life expectancy of the officer and his spouse, measured using a mortality table that calculates the average life expectancy to be 27.4 years; (2) the level of usage of Retiree Flight Benefits for each year is the same as the officer’s and his spouse’s actual usage of Flight Benefits during 2020; (3) the incremental cost to Delta of Retiree Flight Benefits for each year is the same as the actual incremental cost incurred by Delta for the officer’s Flight Benefits in 2020; and (4) the value of Retiree Flight Benefits includes a tax gross up equal to 60% of the lesser of (i) the officer’s actual usage of Flight Benefits in 2020 and (ii) except for Mr. Carter and Mr. Carroll, the annual tax reimbursement allowance (as described in footnote 7(d) to the Summary Compensation Table) (surviving spouses do not receive reimbursement for taxes associated with Retiree Flight Benefits). On the basis of these assumptions, we determined the value of Retiree Flight Benefits for each named executive officer by calculating the present value of the benefit over the officer’s life expectancy (or joint life expectancy with his spouse) using a discount rate of 3.40%.

MR. JACOBSON

On November 15, 2020, Mr. Jacobson resigned his employment with Delta. In connection with his termination of employment, Mr. Jacobson is entitled to (1) his outstanding equity awards under the 2018, 2019 and 2020 LTIPs pursuant to the same vesting, performance and general payment provisions as if his employment had continued and (2) Retiree Flight Benefits as described above, which have an estimated lifetime value of $374,703, representing the present value of such benefits using the assumptions described in footnote (5) to the table above. In addition, under Delta’s standard vacation/paid time off policy applicable to all terminated employees, Mr. Jacobson received $118,720 for earned but unused vacation and paid time off days.

MR. WEST

On October 2, 2020, Mr. West retired from Delta. In connection with his retirement, Mr. West is entitled to (1) receive a prorated 2020 MIP award based on the number of days he was employed with Delta during 2020, the amount of which was $0 as described in footnote (5) of the Summary Compensation Table; (2) his outstanding equity awards under the 2018, 2019 and 2020 LTIPs pursuant to the same vesting, performance and general payment provisions as if his employment had continued; (3) Retiree Flight Benefits as described above, which have an estimated lifetime value of $407,417, representing the present value of such benefits using the assumptions described in footnote (5) to the table above; and (4) under Delta’s standard vacation/paid time off policy applicable to all retired employees, Mr. West received $142,325 for accrued but unused vacation and paid time off days.

2021 PROXY STATEMENT	53

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Executive Officers of Delta

As of April 30, 2021, the following individuals served as executive officers of Delta.

Edward H. Bastian, Age 63: Chief Executive Officer of Delta since May 2016. Mr. Bastian’s biography is summarized under Proposal 1 – Election of Directors on page 58 of this proxy statement.

Alain M. Bellemare, Age 59: Executive Vice President and President-International at Delta since January 2021; Operating Executive of Carlyle Group (August 2020 - January 2021); President and Chief Executive Officer of Bombardier, Inc. (February 2015 – March 2020); President and Chief Executive Office of UTC Propulsion & Aerospace Systems (July 2012 – February 2015). Mr. Bellemare also served in various other capacities with United Technologies Corporation from 1997 to 2012.

William C. Carroll, Age 63: Interim Co-Chief Financial Officer of Delta since November 2020 and Senior Vice President - Finance and Controller of Delta since April 2018; Senior Vice President - International CFO and Alliances of Delta (April 2016 - March 2018); Senior Vice President - Finance and Controller of Delta (August 2013 - March 2016). Prior to joining Delta, Mr. Carroll held CFO and other senior finance roles at Homedics Inc., PepsiCo Inc. and Arthur Andersen & Co.

Peter W. Carter, Age 58: Executive Vice President - Chief Legal Officer of Delta since July 2015; Partner of Dorsey & Whitney LLP (1999 - 2015), including co-chair of Securities Litigation and Enforcement practice group, chair of Policy Committee and chair of trial department.

Garrett L. Chase, Age 49: Interim Co-Chief Financial Officer of Delta since November 2020 and Senior Vice President – Business Development and Financial Planning of Delta since October 2020; Senior Vice President – Planning and Chief Strategy Officer of Delta (May 2018-September 2020); Senior Vice President – Financial Planning of Delta (July 2016 - May 2018); Senior Vice President – Financial Planning & Analysis, Investor Relations and Corporate Planning of Delta (February 2014 - June 2016); Senior Vice President – Financial Planning & Analysis and Investor Relations (March 2012 – February 2014); Managing Director – Equity Research at Barclays Capital (2009 - March 2012). In 2013, Mr. Chase submitted a Letter of Acceptance, Waiver and Consent to the Financial Industry Regulatory Authority (FINRA). Without admitting or denying the findings of FINRA, Mr. Chase consented to the entry of findings that Barclays Capital Inc. distributed three research reports covering Delta, which were authored by Mr. Chase while he was considering the offer to become employed with Delta and prior to disclosing this to Barclays or within his research reports.

Glen W. Hauenstein, Age 60: President of Delta since May 2016; Executive Vice President - Chief Revenue Officer of Delta (August 2013 - May 2016); Executive Vice President - Network Planning and Revenue Management of Delta (April 2006 - July 2013); Executive Vice President and Chief of Network and Revenue Management of Delta (August 2005 – April 2006); Vice General Director - Chief Commercial Officer and Chief Operating Officer of Alitalia (2003 - 2005); Senior Vice President- Network of Continental Airlines (2003); Senior Vice President - Scheduling of Continental Airlines (2001 - 2003); Vice President Scheduling of Continental Airlines (1998 - 2001).

William P. Lentsch, Age 57: Executive Vice President - Chief Customer Experience Officer of Delta since March 2020; Executive Vice President - Flying/Air Operations of Delta (August 2018 - March 2020); Senior Vice President - Delta Connection and Delta Global Services, CEO - Endeavor Air (April 2017 - August 2018); Senior Vice President - Airport Customer Service and Airline Operations of Delta (September 2013 - April 2017); Senior Vice President - Minnesota Operations of Delta (June 2009 - September 2013); Senior Vice President - Flight Operations of Northwest Airlines, Inc. (October 2008 - June 2009); Vice President - Flight Operations of Northwest Airlines, Inc. (October 2007 - October 2008); Vice President - Customer Service - Minneapolis of Northwest Airlines, Inc. (May 2006 - October 2007); Vice President - Station Operations of Northwest Airlines, Inc. (July 2005 - May 2006).

Rahul Samant, Age 55: Executive Vice President - Chief Information Officer of Delta since January 2018; Senior Vice President and Chief Information Officer of Delta (February 2016 - December 2017); Senior Vice President and Chief Digital Officer of American International Group, Inc. (January 2015 - February 2016); Senior Vice President and Global Head, Application Development and Management of American International Group, Inc. (September 2012 - December 2014); Managing Director of Bank of America (1999 - September 2012).

Steven M. Sear, Age 55: Executive Vice President - Global Sales of Delta since February 2016; President-International of Delta (February 2016 - January 2021); Senior Vice President - Global Sales of Delta (December 2011 - February 2016); Vice President - Global Sales of Delta (October 2008 - December 2011); Vice President - Sales & Customer Care of Northwest Airlines, Inc. (June 2005 - October 2008).

Joanne D. Smith, Age 62: Executive Vice President and Chief People Officer of Delta since October 2014; Senior Vice President - In-Flight Service of Delta (March 2007 - September 2014); Vice President - Marketing of Delta (November 2005 - February 2007); President of Song (January 2005 - October 2005); Vice President - Marketing and Customer Service of Song (November 2002 - December 2004).

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CEO Pay Ratio

Under rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required to calculate and disclose the total compensation paid to our median employee as well as the ratio of the pay of our Chief Executive Officer to the median employee. For 2020:

›

the annual total compensation of the employee identified at median of all our employees other than our Chief Executive Officer was $72,308;

›

the annual total compensation of our Chief Executive Officer, Ed Bastian, was $13,134,012; and

›

the ratio of the annual total compensation of our Chief Executive Officer to the median of the total annual compensation of all our employees was estimated to be 182 to 1.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records, using the methodology described below. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported here, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Approximately 20% of our workforce participated in voluntary separation programs during 2020. As a result, we concluded it was appropriate to identify a new median employee for purposes of presenting the 2020 CEO pay ratio.

In identifying the median of the annual total compensation of our employees, we used the following methodology and material assumptions, adjustments, and estimates as of December 31, 2020:

›

Because less than 5% of our employees reside in other countries, we excluded all 2,094 of our international employees using the de minimis exemption permitted under SEC rules.(1)

›

After applying the de minimis exemption, we had 82,917 U.S. employees, including the employees of all of our subsidiaries and all part-time, seasonal, temporary and ready reserve employees.

›

To identify the median employee, we utilized information from Box 5 of Form W-2 as we believe this measure reflects the most comparable measure of compensation across our diverse workgroups.

›

We annualized the compensation of permanent employees on an unpaid leave of absence during 2020 and of permanent full-time and part-time employees who were hired in 2020 and remained employed as of December 31, 2020, as expressly permitted by SEC rules.

After identifying the median employee, we calculated the annual total compensation for our median employee based on the rules used for calculating our Chief Executive Officer’s compensation in the Summary Compensation Table, as required. Like so many Delta people following the pandemic’s onset, the median employee volunteered to take an unpaid leave of absence during 2020, resulting in a reduction to annual total compensation. Because SEC rules require us to include the value of certain benefits we provide in the Summary Compensation Table calculation, the compensation reported for the median employee is higher than the compensation reported in Box 5 of the employee’s W-2.

Compensation Committee Interlocks and Insider Participation

None of the members of the Personnel & Compensation Committee is a former or current officer or employee of Delta or has any interlocking relationships as set forth in applicable SEC rules.

(1)

The non U.S. countries and the number of employees in each of those countries is as follows: Argentina - 7; Aruba – 3; Australia – 4; Bahamas – 2; Belgium – 17; Belize – 1; Bermuda – 10; Brazil – 113; Canada – 166; Cayman Islands – 2; Chile – 24; China – 40; Colombia – 7; Costa Rica – 24; Denmark – 1; Dominican Republic – 10; Ecuador – 3; El Salvador – 6; France – 82; Germany – 39; Ghana – 3; Greece – 4; Guatemala – 16; Honduras – 1; India – 2; Ireland – 13; Israel – 4; Italy – 45; Jamaica – 7; Japan – 376; Korea – 28; Mexico – 289; Netherlands Antilles – 1; Nicaragua – 1; Nigeria – 5; Panama – 5; Peru – 18; Philippines – 14; Portugal – 1; Puerto Rico – 99; Russia – 1; Senegal – 1; Singapore – 437; South Africa – 3; Spain – 33; St. Lucia – 1; Switzerland – 2; The Netherlands – 66; Turks and Caicos – 1; UAE – 1; United Kingdom – 54; US Virgin Islands – 1

2021 PROXY STATEMENT	55

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DIRECTOR COMPENSATION

Non-employee director compensation is approved by the Board of Directors, based on recommendations of the Corporate Governance Committee. In recognition of the unprecedented challenges facing Delta in 2020 as a result of the COVID-19 pandemic, the non-employee director members waived their cash retainers for nine months beginning April 1, 2020.

In 2020, the Committee engaged outside compensation consultant Frederic W. Cook & Co., Inc. (FW Cook) to assist the Committee in a competitive assessment of the compensation program for outside directors. FW Cook reviewed our director compensation against the same 21 companies (including three airlines) in the peer group used for executive compensation purposes by our Personnel & Compensation Committee. FW Cook recommended no increase over the level set in 2017 for compensation of the Board and the non-executive Chairman of the Board. The Board of Directors accepted the recommendation, and no change in Board compensation was made in 2020. The Performance Compensation Plan limits equity awards to non-employee directors to $1 million. Employee directors continued to receive no additional pay for Board service.

Non-employee directors are eligible to receive the following for their service on the Board of Directors:

Annual Board Retainer:	$100,000 (payable in quarterly installments, waived by all non-employee directors from April 1, 2020 to December 31, 2020)
Annual Board/New Board Member Equity Grant:

$175,000 in restricted stock that vests at or shortly before the next annual meeting of shareholders, subject to the director’s continued service on the Board of Directors on the vesting date. Dividends, to the extent approved, accrue on these awards and are paid upon vesting of the restricted stock.

Annual Committee Chair Cash Retainer:	$20,000, except $25,000 for Audit Committee Chair (payable in quarterly installments, waived by all committee chairs from April 1, 2020 to December 31, 2020)
Annual Non-executive Chairman of the Board Equity Retainer:	$130,000 in restricted stock with the same vesting schedule as the annual Board equity grant.
Expense Reimbursements:	Reimbursement of reasonable expenses incurred in attending meetings.
Matching Gifts for Education Program:

Directors (and all employees and retirees) are eligible to participate in a program under which The Delta Air Lines Foundation matches 100% of contributions to eligible public and private, accredited, non-profit, educational institutions, pre-kindergarten through post-graduate, up to a $5,000 cap per individual director (and employee or retiree) per calendar year. In March 2020, the Matching Gifts for Education Program was indefinitely suspended.

As is common in the airline industry, Delta provides complimentary travel and certain Delta Sky Club® privileges for members of the Board of Directors; the director’s spouse, domestic partner or designated companion; the director’s children and parents; and, to a limited extent, other persons designated by the director (Director Flight Benefits). Complimentary travel for such other persons is limited to an aggregate imputed value of $20,000 per year. Delta reimburses the director for associated taxes on complimentary travel with an imputed tax value of up to $25,000 per year. Unused portions of the annual allowances described in the previous two sentences accumulate and may be carried into succeeding years during Board service. Mr. Hazleton is not eligible to receive flight benefits other than those received as a Delta employee.

Complimentary travel is provided to an eligible director’s surviving spouse or domestic partner after the eligible director’s death. Delta will not reimburse the surviving spouse or domestic partner for associated taxes on complimentary travel under the survivor travel benefit.

A director who retires from the Board at or after age 52 with at least ten years of service as a director, at or after age 68 with at least five years of service as a director, or at his or her mandatory retirement date, may continue to receive Director Flight Benefits during retirement, except the unused portion of the annual allowances does not accumulate into succeeding years (Retired Director Flight Benefits) and the director will not receive reimbursement for taxes for Retired Director Flight Benefits. A director is not eligible to receive Retired Director Flight Benefits if the director engages in certain wrongful acts.

Until January 2020, directors and retired directors could also purchase private jet flights from a Delta subsidiary by paying the incremental cost of the flights.

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Director Compensation Table

The following table sets forth the compensation paid to non-employee members of Delta’s Board of Directors for 2020.

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards(2) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation(3) ($)	Total ($)
Francis S. Blake	30,000	305,000	0	0	0	4,452	339,452
Daniel A. Carp	30,000	0	0	0	0	0	30,000
Ashton B. Carter	25,000	175,000	0	0	0	3,471	203,471
David G. DeWalt	30,000	175,000	0	0	0	4,998	209,998
William H. Easter III	31,250	175,000	0	0	0	266	206,516
Michael P. Huerta	25,000	175,000	0	0	0	3,218	203,218
Jeanne P. Jackson	25,000	175,000	0	0	0	26,864	226,864
George N. Mattson	30,000	175,000	0	0	0	75,813	280,813
Sergio A. L. Rial	25,000	175,000	0	0	0	214	200,214
David S. Taylor	25,000	175,000	0	0	0	2,607	202,607
Kathy N. Waller	25,000	175,000	0	0	0	1,176	201,176
(1)

As Delta employees, Mr. Bastian and Mr. Hazelton were not separately compensated for their service on the Board of Directors in 2020. Mr. Bastian’s compensation is included in the Summary Compensation Table on page 40. Mr. Hazelton’s compensation is described in “Proposal 1 — Election of Directors” on page 58.

(2)

On June 18, 2020, the Board of Directors granted 5,690 shares of restricted stock to each non-employee director at that date. This award vests on June 18, 2021, subject to continued Board service on that date. Mr. Blake received an additional grant of 4,220 shares as compensation for service as non-executive Chairman of the Board, subject to vesting on the same schedule as described above. Mr. Carp retired at the 2020 Annual Meeting of Shareholders. The “Stock Awards” column shows the fair value of the restricted stock granted to each non-employee director in 2020 as determined under FASB ASC Topic 718, based on date of the grant.

(3)

The amounts in this column for each non-employee director represent reimbursement of taxes associated with Director Flight Benefits. The amount for Ms. Jackson also includes the incremental cost of Director Flight Benefits of $18,167. The amount for Mr. Mattson also includes the incremental cost of Director Flight Benefits of $8,030 and $63,800 in annual compensation for acting on Delta’s behalf as director of Air France-KLM Group. No other non-employee director received perquisites or other personal benefits with a total incremental cost of $10,000 or more, the threshold for reporting under SEC rules. From time to time, directors attend events sponsored by Delta at no incremental cost to Delta.

Stock Ownership Guidelines

The non-employee director stock ownership guidelines require each non-employee director to own shares of Delta common stock equal to or greater than (1) shares with a value of five times the annual Board cash retainer paid to the director or (2) 35,000 shares. Non-employee directors must achieve this ownership level within five years after initial election to the Board. For this purpose, stock ownership includes restricted stock and restricted stock units; shares owned directly or by a spouse or dependent children; shares held in trust by or for the director or an immediate family member who resides in the same household as the director (an immediate family member); or shares owned by an entity wholly-owned by the director or an immediate family member. It does not include shares a director has the right to acquire through the exercise of stock options.

In addition, each non-employee director must hold at least 50% of all “net shares” received through restricted stock vesting or realized through stock option exercises until the stock ownership guidelines are achieved. For this purpose, “net shares” means all shares retained after any applicable withholding of any shares for tax purposes.

Each director has five years from the date of his or her election to achieve the required ownership level under the non-employee director stock ownership guidelines. As of December 31, 2020, all non-employee directors exceeded the required stock ownership level.

The non-employee directors are also subject to the company’s prohibition against the hedging and pledging of Delta securities as described in the “Compensation Discussion and Analysis” section of the proxy statement under “Executive Compensation Policies — Anti-Hedging and Anti Pledging Policy” on page 37.

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PROPOSAL 1 — ELECTION OF DIRECTORS

WHAT AM I VOTING ON?

We are seeking your support for the election of 12 director nominees whom the Board, acting on the recommendation of the Corporate Governance Committee, has nominated to serve on the Board of Directors for a one-year term.

All Delta directors are elected annually. At the annual meeting, each director will be elected by the vote of a majority of the votes cast. This means the number of votes cast “for” a director must exceed 50% of the votes cast with respect to that director (excluding abstentions). Each director elected will hold office until the next annual meeting of shareholders and the election and qualification of his or her successor, or until such director’s earlier death, disqualification, resignation or removal. See pages 73-75 for more information about voting at the annual meeting.

Delta’s Bylaws provide that any director not receiving a majority of the votes cast at the annual meeting must offer to tender his or her resignation to the Board of Directors. The Corporate Governance Committee will make a recommendation to the Board of Directors whether to accept the resignation. The Board will consider the recommendation and publicly disclose its decision within 90 days after the certification of the election results.

2021 Nominees for Director

After considering the recommendations of the Corporate Governance Committee, the Board set the number of directors at 12 as of the date of the annual meeting and nominated all current directors to stand for re-election.

The Board believes that each of the nominees is qualified to serve as a director and will be able to stand for election. If not, the Board may name a substitute nominee or reduce the number of directors. If a substitute is named, the proxies will vote for the substitute nominee. In addition to the specific skills and experience for each independent director nominee listed in the chart on the following page, qualifications of each nominee that were considered by the Board follow each nominee’s biographical description on the following pages.

ALPA Nominee

Delta, the Air Line Pilots Association, International (ALPA), the collective bargaining representative for Delta pilots, and the Delta Master Executive Council, the governing body of the Delta unit of ALPA (Delta MEC), have an agreement whereby Delta agrees (1) to cause the election to the Board of Directors of a Delta pilot designated by the Delta MEC who is not a member or officer of the Delta MEC or an officer of ALPA (Pilot Nominee); (2) at any meeting of shareholders at which the Pilot Nominee is subject to election, to re-nominate the Pilot Nominee or nominate another qualified Delta pilot designated by the Delta MEC to be elected to the Board of Directors and to use its reasonable best efforts to cause such person to be elected to the Board; and (3) in the event of the Pilot Nominee’s death, disability, resignation, removal or failure to be elected, to elect promptly to the Board a replacement Pilot Nominee designated by the Delta MEC to fill the resulting vacancy.

Pursuant to this provision, the Delta MEC has designated Christopher A. Hazleton to be nominated for election to the Board at the annual meeting.

The compensation of Mr. Hazleton as a Delta pilot is determined under the collective bargaining agreement between Delta and ALPA. During 2020, Mr. Hazleton received $454,525 in compensation (which includes: $336,630 in flight earnings, $55,202 in shared rewards/profit sharing payments and $62,693 in Delta contributions related to a defined contribution plan). As a Delta pilot representative on the Board, Mr. Hazleton is not separately compensated for his service as a director.

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Skills and Experiences of Independent Directors

The following chart shows the specific skills and experiences the Board currently believes are important for independent nominees collectively to possess for effective governance of Delta in the current business environment. The matrix also provides a high level summary of the important skills and experiences of our independent nominees to the Board, which contribute to the sound governance of Delta. It is not an exhaustive list of each nominee’s contributions to the Board. The Board is committed to having a membership that reflects diversity, including with respect to gender, race and ethnicity. This commitment is illustrated by the fact that the Board currently includes four directors who are racially or ethnically diverse and two female directors.

Blake	Carter	DeWalt	Easter	Huerta	Jackson	Mattson	Rial	Taylor	Waller
Senior Leadership *CEO/senior management of public or private company/governmental entity/academic*	●	●	●	●	●	●	●	●	●	●
Airline/Transportation Industry *Business leader, or regulator or consultant to the industry*					●		●			
Marketing/Brand Management/Data as Customer Engagement Tool *Marketing/managing well-known brands including the use of data analytics*						●	●		●	
Finance/Accounting *Capital markets, public company, financial or accounting management experience*	●	●		●		●	●	●		●
Risk Management *Enterprise or financial risk management*		●		●			●	●		●
Technology/Cybersecurity/Digital *Leadership in technology, cybersecurity, new media or data analytics*	●	●	●				●			
Energy *Senior experience in the oil industry or with an energy regulator*	●			●						
Global Business *Senior experience in multinational businesses*	●		●			●	●	●	●	●
Government Affairs/Legal Affairs/Global Security *Senior experience in public sector/law/global security*	●	●	●	●	●					
Board Membership *Director public/large private company*	●	●	●	●		●	●	●	●	●
Diversity *Racial, Ethnic and/or Gender Diversity*				●	●	●		●		●

The Board believes that the combination of backgrounds, skills and experiences of the nominees produces a Board that is well-equipped to exercise oversight responsibilities on behalf of our shareholders and other stakeholders. In addition to the chart above, we provide information on the following pages about each nominee for director, including certain experiences that led the Board to conclude the nominee should serve as a director of Delta.

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING NOMINEES:
EDWARD H. BASTIAN
Age: 63 Joined Delta’s Board: February 5, 2010	BIOGRAPHY:
Mr. Bastian has been the Chief Executive Officer of Delta since May 2016. He served as the President of Delta from 2007 to May 2016. Mr. Bastian was also Chief Financial Officer of Delta from 2007 to 2008; Executive Vice President and Chief Financial Officer of Delta from 2005 to 2007; Chief Financial Officer of Acuity Brands from June 2005 to July 2005; Senior Vice President — Finance and Controller of Delta from 2000 to 2005 and Vice President and Controller of Delta from 1998 to 2000.
QUALIFICATIONS:
Mr. Bastian has over twenty years of experience as a Delta officer, including serving as Delta’s Chief Executive Officer, President and Chief Financial Officer. Mr. Bastian’s accounting and finance background also provides financial and strategic expertise to the Board of Directors.
	PUBLIC DIRECTORSHIPS:	AFFILIATIONS:
	Grupo Aeroméxico, S.A.B. de C.V. GOL Linhas Aereas Inteligentes, S.A. (2012-2016)	Member, Board of Woodruff Arts Center Member, Council on Foreign Relations

FRANCIS S. BLAKE
Age: 71 Joined Delta’s Board: July 25, 2014 Committees: Corporate Governance (Chair); Finance; Personnel & Compensation	BIOGRAPHY:
Mr. Blake is the non-executive Chairman of Delta’s Board of Directors and previously served as the lead director of Delta’s Board from May 2016 to October 2016. He served as the Chairman of The Home Depot from 2007 until his retirement in February 2015. He was the Chief Executive Officer of The Home Depot from 2007 to November 2014 and previously served as Vice Chairman of its Board of Directors and its Executive Vice President. Mr. Blake joined The Home Depot in 2002 as Executive Vice President — Business Development and Corporate Operations. He was previously the deputy secretary for the U.S. Department of Energy and served in a variety of executive positions at General Electric Company, including as Senior Vice President, Corporate Business Development in charge of all worldwide mergers, acquisitions and dispositions.
QUALIFICATIONS:
Mr. Blake has extensive experience as the Chairman and Chief Executive Officer of a complex retail organization and prior leadership positions in business and government. He has also served on boards of directors of public companies in the energy industry. At other public companies, Mr. Blake has experience as a member of the audit, compensation and governance committees.
	PUBLIC DIRECTORSHIPS:	AFFILIATIONS:
	Macy’s, Inc. The Procter & Gamble Company	Member, Board of Georgia Aquarium Member, Board of Grady Memorial Hospital Corporation Member, Board of Agnes Scott College Member, Board of Curators of the Georgia Historical Society

ASHTON B. CARTER
Age: 66 Joined Delta’s Board: October 23, 2017 Committees: Audit; Safety & Security	BIOGRAPHY:
Secretary Carter is Director of the Belfer Center for Science and International Affairs at Harvard Kennedy School and an Innovation Fellow at MIT. Secretary Carter served as U.S. Secretary of Defense from 2015 to 2017. He served as Senior Executive at the Markle Foundation and a Fellow at Stanford University from 2014 to 2015. In prior service in the Department of Defense, Secretary Carter served as Deputy Secretary of Defense from 2011 to 2013, functioning as the department’s chief operating officer, and as Undersecretary of Defense of Acquisition, Technology and Logistics from 2009 to 2011. Secretary Carter served as the Chair of the International and Global Affairs Faculty and Professor of Science at Harvard from 2000 to 2009.
QUALIFICATIONS:
Secretary Carter has substantial experience in government and security matters, having served directly and indirectly under 11 Secretaries of Defense in both Democratic and Republican administrations. As Secretary of Defense, Secretary Carter managed a complex and diverse organization.
	PUBLIC DIRECTORSHIPS	AFFILIATIONS:
	General Electric Company	Board Member, Council on Foreign Relations Fellow, American Academy of Arts and Sciences International Institute for Strategic Studies National Committee on U.S.-China Relations

2021 PROXY STATEMENT	60

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DAVID G. DEWALT
Age: 57 Joined Delta’s Board: November 22, 2011 Committees: Audit; Corporate Governance; Safety & Security (Chair)	BIOGRAPHY:
Mr. DeWalt is the Founder and Managing Director of NightDragon Security and Chairman of NightDragon Acquisition Corp, a special purpose acquisition company formed for the purpose of completing a business combination in the cybersecurity, safety, security and privacy sector. Mr. DeWalt also previously served as the Executive Chairman of FireEye, Inc., a global network cyber security company. He served as FireEye’s Chief Executive Officer from November 2012 to June 2016 and Chairman of the Board from June 2012 to January 2017. Mr. DeWalt was President and Chief Executive Officer of McAfee, Inc., a security technology company, from 2007 until 2011 when McAfee, Inc. was acquired by Intel Corporation. From 2003 to 2007, Mr. DeWalt held executive positions with EMC Corporation, a provider of information infrastructure technology and solutions, including serving as Executive Vice President and President-Customer Operations and Content Management Software.
QUALIFICATIONS:
Mr. DeWalt has substantial expertise in the information technology security industry and has strategic and operational experience as the former Chief Executive Officer of FireEye, Inc. and McAfee, Inc. Mr. DeWalt has served on the audit, compensation and governance committees of the boards of other public companies.
	PUBLIC DIRECTORSHIPS:	AFFILIATIONS:
	NightDragon Acquisition Corp Five9, Inc. Forescout Technologies, Inc. (2015 - 2020) FireEye, Inc. (2012-2017)	Member, National Security Telecommunications Advisory Committee

WILLIAM H. EASTER III
Age: 71 Joined Delta’s Board: December 3, 2012 Committees: Audit (Chair); Corporate Governance; Safety & Security	BIOGRAPHY:
Mr. Easter was Chairman, President and Chief Executive Officer of DCP Midstream, LLC (formerly Duke Energy Field Services, LLC) from 2004 until his retirement in 2008. Previously employed by ConocoPhillips for 32 years, Mr. Easter served as Vice President of State Government Affairs from 2002 to 2004 and as General Manager of the Gulf Coast Refining, Marketing and Transportation Business Unit from 1998 to 2002.
QUALIFICATIONS:
Mr. Easter has over 36 years of leadership and operational experience in natural gas, crude oil and refined product supply, transportation, refining and marketing with ConocoPhillips and DCP Midstream, LLC. Additionally, Mr. Easter has experience as a member of the boards of directors of other public companies where he served on the audit, corporate governance, compensation and finance committees. Since his retirement from DCP Midstream, LLC, Mr. Easter has been involved in private investments.
	PUBLIC DIRECTORSHIPS:	AFFILIATIONS:
	Grupo Aeroméxico, S.A.B. de C.V. Emerson Electric Co. Concho Resources, Inc. (2008 - 2021) BakerHughes, Inc. (2014-2017)	Chairman, Board of Memorial Hermann Health System, Houston, Texas

CHRISTOPHER A. HAZLETON
Age: 53 Joined Delta’s Board: June 20, 2019 Committee: Safety & Security	BIOGRAPHY:
Mr. Hazleton is a Delta pilot and currently a Captain flying the Airbus 321 aircraft. Mr. Hazleton was a Northwest Airlines pilot from 1999 until he became a Delta pilot upon Northwest’s merger with Delta. He was nominated by the Delta MEC as the Pilot Nominee. He also previously served as the Chairman of the Delta MEC Strategic Planning Committee.
QUALIFICATIONS:
As a pilot designated by the Delta MEC to serve on the Board of Directors, Mr. Hazleton provides a unique perspective into the operations of the airline industry and related labor relations matters.

2021 PROXY STATEMENT	61

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MICHAEL P. HUERTA
Age: 64 Joined Delta’s Board: April 20, 2018 Committees: Audit; Safety & Security	BIOGRAPHY:
Mr. Huerta currently serves as a transportation industry consultant, including acting as a Senior Advisor to Macquarie Capital. Mr. Huerta completed a five-year term as Administrator of the Federal Aviation Administration (FAA) in January 2018. Before being named as Administrator, Mr. Huerta served as Acting Administrator of the FAA from 2011 to 2013 and FAA Deputy Administrator from 2010 to 2011. Mr. Huerta served as Executive Vice President and Group President of the Transportation Solutions Group at Affiliated Computer Services, Inc. (now Conduent) from 2008 to 2009 and Senior Vice President and Managing Director, Transportation Solutions of ACS Government Solutions from 2002 to 2008.
QUALIFICATIONS:
As head of the FAA, Mr. Huerta led a complex organization responsible for the safety and efficiency of civil aviation in the U.S. Throughout his career, he has held key transportation industry roles in both the public and private sectors.
	PUBLIC DIRECTORSHIPS:	AFFILIATIONS:
	Verra Mobility Corporation (if elected in May 2021)	Fellow of the Royal Aeronautical Society Member, Board of Managers of Park City Ski & Snowboard

JEANNE P. JACKSON
Age: 69 Joined Delta’s Board: January 25, 2017 Committees: Finance; Personnel & Compensation	BIOGRAPHY:
Ms. Jackson retired as senior strategic advisor to the chief executive officer of NIKE, Inc. effective August 2017. She served as NIKE’s President, Product and Merchandising from July 2013 until April 2016 and President, Direct to Consumer from 2009 until July 2013. Ms. Jackson joined the NIKE Executive team in 2009 after serving on its Board of Directors for eight years. She founded and served as the Chief Executive Officer of MSP Capital, a private investment company from 2002 to 2009, and has resumed the role since retiring from NIKE. Ms. Jackson served as Chief Executive Officer of Walmart.com, a private e-commerce enterprise, from 2000 to 2002. Ms. Jackson previously served in various leadership positions at Gap Inc., Victoria’s Secret, Saks Fifth Avenue and Federated Department Stores, Inc., all clothing retailers, and Walt Disney Attractions, Inc., the theme parks and vacation resorts division of The Walt Disney Company.
QUALIFICATIONS:
Ms. Jackson has extensive experience as a senior executive for several major consumer retailers, with expertise in consumer product and direct to consumer marketing. She has also served on boards of directors of public companies in the consumer product industry where she has served on audit, compensation, corporate governance and finance committees.
	PUBLIC DIRECTORSHIPS:	AFFILIATIONS:
	Monster Beverage Corporation The Kraft Heinz Company (2015 - 2020) McDonald’s Corporation (1999–2019)	U.S. Ski & Snowboard Association

GEORGE N. MATTSON
Age: 55 Joined Delta’s Board: October 1, 2012 Committees: Corporate Governance; Finance (Chair); Personnel & Compensation	BIOGRAPHY:
Mr. Mattson is Co-Chairman of NextGen Acquisition Corporation I and II, special purpose acquisition companies formed for the purpose of completing business combination in the industrials, healthcare and/or technology sectors. Mr. Mattson served as a partner and co-head of the Global Industrials Group in Investment Banking at Goldman, Sachs & Co. from 2002 through August 2012 and in a variety of other positions from 1994 to 2002.
QUALIFICATIONS:
Mr. Mattson has experience in the areas of mergers and acquisitions, corporate finance and capital markets. In addition, Mr. Mattson has knowledge of the airline industry and other global industries from his 18 years at Goldman, Sachs & Co., including as co-head of the Global Industrials Group in Investment Banking, which had responsibility for a diverse set of industry sectors, including companies in the transportation industry.
	PUBLIC DIRECTORSHIPS:	AFFILIATIONS:
	NextGen Acquisition Corporation I and II Virgin Galactic Holdings, Inc. Air France-KLM Group (2017 - 2021)	Board of Visitors of the Pratt School of Engineering at Duke University Advisory Board, Star Mountain Capital Advisory Board, Comvest Partners

2021 PROXY STATEMENT	62

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SERGIO A. L. RIAL
Age: 60 Joined Delta’s Board: December 9, 2014 Committees: Corporate Governance; Finance; Personnel & Compensation (Chair)	BIOGRAPHY:
Mr. Rial has been Chief Executive Officer since January 2016 of Banco Santander Brasil, a subsidiary of Banco Santander. Mr. Rial served as Chairman of Banco Santander Brasil from February 2015 until January 2016. From 2012 to February 2015, Mr. Rial was Chief Executive Officer of Marfrig Global Foods, one of the world’s largest meat companies with operations in Brazil and 15 other countries. Prior to joining Marfrig in 2012, Mr. Rial served in various leadership capacities with Cargill, Inc., a Minneapolis-based global provider of food, agriculture, financial and industrial products and services. At Cargill, Mr. Rial served as Chief Financial Officer from 2009 to 2011 and Executive Vice President from 2011 to 2012. He was also a member of Cargill’s board of directors from 2010 to 2012. From 2002 to 2004, Mr. Rial was a senior managing director and co-head of the Investment Banking Division at Bear Stearns & Co. in New York after serving at ABN AMRO Bank for 18 years.
QUALIFICATIONS:
Mr. Rial has experience as a chief executive officer of a global business, particularly in the key market of Latin America, and has extensive financial experience as a chief financial officer of a global corporation. He has also served on boards of directors of public companies in the food and agricultural industry.
	PUBLIC DIRECTORSHIPS:	AFFILIATIONS:
	Banco Santander Brasil S.A. and Banco Santander S.A.*	Member, Co-Chair of the Latin America Conservation Council (The Nature Conservancy)

*

Banco Santander Brasil is a consolidated subsidiary of Banco Santander, holding 90% of its voting stock and contributing 30% of the profit attributable to the consolidated entity in 2020. Accordingly, we view service in these related directorships as consistent with our Corporate Governance Principles as well as investor and proxy advisor policies regarding public board commitments while serving in a chief executive officer role.

DAVID TAYLOR
Age: 63 Joined Delta’s Board: August 7, 2019 Committees: Finance; Personnel & Compensation	BIOGRAPHY:
Mr. Taylor is Chairman of the Board, President and Chief Executive Officer of The Procter & Gamble Company. He has been President and Chief Executive Officer since 2015 and was elected Chairman of the Board in 2016. Mr. Taylor joined Procter & Gamble in 1980 and, since that time, has held numerous positions of increasing responsibility in North America, Europe and Asia. Prior to his current role, Mr. Taylor was Group President-Global Beauty, Grooming & Healthcare, Group President-Global Health & Grooming, Group President-Global Home Care and President-Global Family Care. Mr. Taylor also serves as the Chairman of The Alliance to End Plastic Waste, an initiative to advance solutions to eliminate unmanaged plastic waste in the environment.
QUALIFICATIONS:
Mr. Taylor has extensive leadership experience, including as the Chief Executive Officer of Procter & Gamble, and extensive experience in a complex global business particularly in the key market of Europe. As part of this experience, Mr. Taylor has developed expertise in marketing, innovation and consumer trends. Mr. Taylor also served on the board of directors of a global automotive systems supplier, giving him additional insight into complex global operations.
	PUBLIC DIRECTORSHIPS:	AFFILIATIONS:
	The Procter & Gamble Company	Member, Board of US-China Business Council Member, Board of The Consumer Goods Forum Member, Board of Catalyst

2021 PROXY STATEMENT	63

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KATHY N. WALLER
Age: 62 Joined Delta’s Board: July 24, 2015 Committees: Audit; Corporate Governance; Personnel & Compensation	BIOGRAPHY:
Ms. Waller currently serves as an executive coach for Merryck & Co. From 2014 until her retirement in March 2019, Ms. Waller served as Executive Vice President and Chief Financial Officer of The Coca-Cola Company. From May 1, 2017 until her retirement, Ms. Waller had responsibility for Coca-Cola’s strategic governance area as Executive Vice President, Chief Financial Officer and President, Enabling Services. Ms. Waller joined Coca-Cola in 1987 as a senior accountant and assumed roles of increasing responsibility during her career, including Vice President, Finance and Controller.
QUALIFICATIONS:
Ms. Waller has extensive financial experience with a global business enterprise, including her role as Chief Financial Officer. Ms. Waller’s accounting and finance background provides financial and strategic expertise to the Board of Directors.
	PUBLIC DIRECTORSHIPS:	AFFILIATIONS:
	Beyond Meat, Inc. CGI Inc. Cadence Bancorporation Coca-Cola FEMSA S.A.B. de C.V. (2015-2017) Monster Beverage Corporation (2015 -2019)	Member, Advisory Committee for Bain Consulting Member, Board of Trustees of Spelman College Member, Board of Trustees of University of Rochester

2021 PROXY STATEMENT	64

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PROPOSAL 2 — ADVISORY VOTE ON EXECUTIVE COMPENSATION

WHAT AM I VOTING ON?

We are seeking your support for the compensation of our named executive officers.

Shareholders have the opportunity to approve, on an advisory, nonbinding basis, the compensation of the named executive officers, as disclosed in this proxy statement. This is commonly referred to as a “say on pay” advisory vote. The Board of Directors recommends that you vote “FOR” this proposal.

As discussed in greater detail in the “Compensation Discussion and Analysis” section of this proxy statement, the compensation of the named executive officers in 2020 reflects the following principles of our executive compensation program:

›

Links pay with performance by placing a substantial majority of total compensation at risk.

›

For 2020, at-risk compensation constituted 94% of the targeted compensation for the Chief Executive Officer and 90% for the other named executive officers (excluding the Interim Co-Chief Financial Officers).

›

Utilizes stretch performance measures that provide incentives to deliver value to our shareholders and align the interests of management with frontline employees and shareholders.

›

Many of the same performance measures are used in both our executive and broad-based employee compensation programs, with incentive plans structured to ensure that executives do not receive full incentive payouts unless Delta people also receive payment under the Profit Sharing Program for the year.

›

The Personnel & Compensation Committee exercised its discretion and eliminated payouts under the 2020 annual incentive plan, notwithstanding the attainment of certain performance measures, because there were no payouts under the Profit Sharing Program for 2020. Similarly, none of the named executive officers’ 2020 performance stock options vested as a result of the absence of a payout under the Profit Sharing Program.

›

Provides compensation opportunities that assist in motivating and retaining existing talent and attracting new talent as needed.

This vote is advisory in nature, which means that it is not binding on Delta, its Board of Directors or the Personnel & Compensation Committee. However, the Personnel & Compensation Committee intends to give careful consideration to the vote results and is committed to take any actions it deems necessary and appropriate in light of those results.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

2021 PROXY STATEMENT	65

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PROPOSAL 3 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

WHAT AM I VOTING ON?

We are asking you to vote on a proposal to ratify the appointment of a firm of independent auditors to serve as Delta’s independent auditors until the next annual meeting. The Audit Committee of the Board of Directors has appointed Ernst & Young LLP (EY) as Delta’s independent auditors for 2021, subject to ratification by our shareholders.

Representatives of EY, which also served as Delta’s independent auditors for 2020, are expected to be present at the annual meeting, will have an opportunity to make a statement if they desire and will be available to respond to questions. EY has served as our independent auditors since 2006. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the external independent auditors. The Audit Committee has ultimate responsibility for audit fee negotiations associated with the work of EY.

In determining whether to reappoint EY as Delta’s independent auditors for 2021, subject to shareholder ratification, the Audit Committee took into consideration a number of factors. These factors include the length of time the firm has been engaged by Delta; EY’s familiarity with Delta’s operations and industry, accounting policies, financial reporting process, and internal control over financial reporting; its skills, expertise and independence; the quality of the Audit Committee’s ongoing discussions with EY; a review of external data related to EY’s legal risks and proceedings, audit quality and recent public portions of PCAOB reports; an assessment of the professional qualifications of EY, the performance of the lead engagement partner and the other professionals on the Delta account; the reasonableness of EY’s fees for the services provided to Delta; management’s relationship with EY and its assessment of EY’s performance; the Audit Committee’s views on the performance of EY in light of the foregoing matters and the Audit Committee’s belief that continuing to retain EY is in the best interest of Delta and its shareholders. The Audit Committee periodically considers whether there should be a change in the independent auditors. When the lead engagement partner of the independent auditors is required to rotate off the Delta engagement, the Audit Committee and its Chair are directly involved in selecting a new lead engagement partner.

Delta’s Certificate of Incorporation and Bylaws do not require that shareholders ratify the selection of EY as the independent auditors. We are submitting the selection of the independent auditors for shareholder ratification (as we have done in prior years) because we believe it is a matter of good corporate governance. If shareholders do not ratify the selection of EY, the Audit Committee will reconsider the selection of the independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

2021 PROXY STATEMENT	66

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Fees of Independent Auditors

The following table shows the aggregate fees and related expenses for professional services rendered by Delta’s independent auditors for 2020 and 2019.

Description of Fees	Amount 2020 ($)	Amount 2019($)
Audit Fees(1)	5,718,000	4,524,000
Audit-Related Fees(2)	452,000	486,000
Tax Fees(3)	647,000	991,000
All Other Fees(4)	8,000	8,000
(1)

Represents fees for the audit and quarterly reviews of the consolidated financial statements (including an audit of the effectiveness of internal control over financial reporting); attestation services required by statute or regulation; assistance with and review of documents filed with the SEC; and accounting and financial reporting consultations and research work necessary to comply with generally accepted auditing standards.

(2)

Represents fees for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include an audit of subsidiaries and accounting consultations related to proposed transactions.

(3)

Represents fees for professional services provided for the review of tax returns prepared by the company; assistance with domestic and international tax compliance; and assistance related to the tax impact of proposed and completed transactions.

(4)

Represents fees for online technical resources.

Pre-Approval of Audit and Non-Audit Services

The charter of the Audit Committee provides that the Committee is responsible for the pre-approval of all audit and permitted non-audit services to be performed for Delta by the independent auditors. The Audit Committee has adopted a policy for the pre-approval of all services provided by the independent auditors.

Each year management requests Audit Committee pre-approval of the annual audits, statutory audits, quarterly reviews and any other engagements of the independent auditors known at that time. In connection with these requests, the Audit Committee may consider information about each engagement, including the budgeted fees; the reasons management is requesting the services to be provided by the independent auditors; and any potential impact on the auditors’ independence. As additional proposed audit and non-audit engagements of the independent auditors are identified, or if pre-approved services exceed the pre-approved budgeted amount for those services, the Audit Committee will consider similar information in connection with the pre-approval of such engagements or services. If Audit Committee pre-approvals are required between regularly scheduled Committee meetings, the Audit Committee has delegated to the Chair of the Audit Committee, or an alternate member of the Audit Committee, the authority to grant pre-approvals. Pre-approvals by the Chair or the alternate member are reviewed with the Audit Committee at its next regularly scheduled meeting.

2021 PROXY STATEMENT	67

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Audit Committee Report

The Audit Committee presently consists of five independent directors and represents and assists the Board of Directors in a number of duties. These duties include oversight of the following, among other matters: the integrity of Delta’s financial statements, including a review of significant accounting policies and estimates; compliance with legal and certain regulatory requirements; cybersecurity and risks associated with the operations of the information technology systems; the performance of the internal audit function; and the financial reporting process. In addition, the Committee appoints, oversees and reviews the performance of the independent auditors, who report directly to the Committee. The Committee has the resources and authority it deems appropriate to discharge its responsibilities. The Committee operates pursuant to a written charter, which lists specific duties and responsibilities, and is available at https://ir.delta.com/governance/.

The Board of Directors has determined that each of Mr. Easter, Mr. DeWalt, and Ms. Waller has the necessary experience to qualify as an “audit committee financial expert” under SEC rules, has agreed to be designated, and has so designated each of them. All Committee members are considered financially literate as defined by the NYSE, but none is an auditor or an accountant for Delta or performs accounting field work, and none is employed by Delta. In accordance with the SEC’s safe harbor relating to audit committee financial experts, a person designated as an audit committee financial expert will not be deemed an “expert” for purposes of the federal securities laws. In addition, this designation does not impose on a person any duties, obligations or liabilities that are greater than those otherwise imposed on the person as a member of the Audit Committee and Board of Directors, and does not affect the duties, obligations or liabilities of the Board of Directors.

Management is responsible for Delta’s system of internal control over financial reporting, the preparation of its consolidated financial statements in accordance with accounting principles generally accepted in the United States (GAAP), and the financial reporting process, including management’s assessment of internal control over financial reporting. The independent auditors, Ernst & Young LLP (EY), are responsible for performing an independent audit of our consolidated financial statements and for expressing an opinion, based on the results of their audit, as to whether the consolidated financial statements are fairly presented, in all material respects, in conformity with GAAP.

It is not the responsibility of the Audit Committee to prepare consolidated financial statements nor is it to determine that the consolidated financial statements and disclosures are complete and accurate and prepared in accordance with GAAP and applicable rules and regulations. These tasks are the responsibility of management. It is also not the responsibility of the Audit Committee to plan or conduct an independent audit of the consolidated financial statements. These tasks are the responsibility of the independent auditors. In carrying out its oversight responsibilities, the Audit Committee is not providing any expert, professional or special assurance as to the consolidated financial statements or any professional certification. The Audit Committee relies on the information provided by and representations made to it by management, and also on the report on our consolidated financial statements that it receives from the independent auditors.

In discharging its duties, the Audit Committee reviewed and discussed with management and the independent auditors the overall scope and process for the audit of the consolidated financial statements and internal control over financial reporting. The Committee discussed with the independent auditors the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (PCAOB). In addition, the committee received from the independent auditors the written disclosures and the letter required by applicable PCAOB requirements regarding the independent auditors’ communications with the Audit Committee concerning independence, and discussed with the independent auditors their independence from Delta and its management. The committee also determined that the independent auditors’ provision of non-audit services in 2020 to Delta was compatible with the auditors’ independence.

The Audit Committee met in private sessions as required by its charter with representatives of EY and members of Delta’s management, including the Chief Executive Officer, the Chief Financial Officer, the Controller, the Chief Accounting Officer, the Chief Legal Officer, the Chief Compliance Officer and the head of the Corporate Audit and Enterprise Risk Management department. The Audit Committee and other attendees discussed and reviewed the following, among other matters: Delta SEC filings; information technology and cybersecurity matters; the scope, resources and work of the internal audit function; the financial reporting process, including challenges resulting from the remote working environment; new accounting standards; the consolidated financial statements and related notes; the scope and progress of testing of Delta’s internal control over financial reporting; management’s assessment of the effectiveness of Delta’s internal control over financial reporting; enterprise risk management (ERM); legal and regulatory matters; accounting standards; accounting and controls related to specific company functions, strategic investments, subsidiaries and accounts; the use of non-GAAP measures; and tax matters.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements and management’s assessment of the effectiveness of Delta’s internal control over financial reporting be included in Delta’s 2020 Form 10-K filed with the SEC. The Audit Committee also appointed EY as Delta’s independent auditors for 2021, subject to shareholder ratification.

William H. Easter III, Chair
Ashton B. Carter
David G. DeWalt
Michael P. Huerta
Kathy N. Waller

2021 PROXY STATEMENT	68

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SHAREHOLDER PROPOSALS

Proposal 4 — SHAREHOLDER PROPOSAL – RIGHT TO ACT BY WRITTEN CONSENT

WHAT AM I VOTING ON?

A shareholder has submitted a proposal requesting the ability for shareholders to act by written consent. The Board recommends that you vote AGAINST this proposal.

SHAREHOLDER PROPOSAL

Mr. John Chevedden, who holds 100 shares of common stock, has submitted the following proposal, supporting statement and graphic, for which we take no responsibility, and has given notice that he intends to present the proposal at the annual meeting.

Proposal 4 - Adopt a Mainstream Shareholder Right – Written Consent

Shareholders request that our board of directors take such steps as may be necessary to permit written consent by the shareholders entitled to cast the minimum number of votes that would be necessary to authorize an action at a meeting at which all shareholders entitled to vote thereon were present and voting. This written consent is to give shareholders the fullest power to act by written consent consistent with applicable law. This includes shareholder ability to initiate any appropriate topic for written consent.

This proposal topic won 95%-support at Dover Corporation and 88%-support at AT&T. This proposal topic also won our 46%-support at our 2020 annual meeting. This 46%-support may have represented a majority vote from the shares that had access to independent proxy voting advice. Retail shareholders typically do not have access to independent proxy voting advice.

The 2020 proposal on this same topic was one of 2 proposals that each won 46% shareholder support at the 2020 annual meeting.

The other 2020 proposal was Proposal 6 — Political Spending Disclosure Shareholder Resolution is available at page 65 here: https://www.sec.gov/Archives/edgar/data/27904/000130817920000240/ldal2020_def14a.htm#5241281637716241:1129106

This Political Spending Disclosure would make our directors’ job easier and more effective. I hope these 2 proposals were part of the “Investor Engagement Efforts” at Delta in 2020. “Investor Engagement Efforts” was the title of a large font heading in the Delta 2020 annual meeting proxy. Mr. Francis Blake is the Chair of the Delta Governance Committee and this would be part of his responsibility.

Any action taken by written consent would still need almost 100% supermajority approval from the shares that normally cast ballots at the Delta annual meeting to equal a majority from the DAL shares outstanding since about 50% of DAL shareholders do not vote. At a special shareholder meeting only a 51%-vote is needed.

A cornerstone of the 2020 management resistance to shareholder written consent was that, with special shareholder meetings, instead of written consent, there is the “transparency” of the “special meeting process.”

This “transparency” has been completely blown out of the water in 2020 with the near extinction of in-person shareholder meetings.

With tightly controlled online annual shareholder meetings meaningful opportunities to raise important matters can be severely restricted because all constructive shareholder questions and comments can be easily screened out by management.

At the 2020 Delta online shareholder meeting it was easy for management to cover up that Mr. Sergio Rial, who was “expected to become the Delta Chair upon Mr. Carp’s retirement,” received by far the highest negative votes of any Delta director — 10-times the negative votes of each of 6 of his Delta director peers.

Please vote yes:

Adopt a Mainstream Shareholder Right - Written Consent - Proposal 4

2021 PROXY STATEMENT	69

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STATEMENT IN OPPOSITION

The Board of Directors strongly supports the principles that the Board should be accountable to all shareholders and that shareholders should be able to raise important matters. The current governance practices and policies of our Board achieve these principles in many ways, including through shareholders’ ability to call special meetings, “proxy access” rights and our shareholder engagement program. When we engaged with shareholders on this topic, a number indicated to us that they do not support the proposal and some indicated that they are in favor. On balance, the Board continues to believe the proposal is unnecessary given Delta’s current governance practices and is not in the best interests of our shareholders as a whole.

Commitment to Strong and Evolving Governance Practices. The Board regularly reviews our corporate governance practices and adjusts as necessary to maintain leading governance practices. Our governance program includes the following leading practices:

›

Annual election of all directors;

›

Majority voting for directors in uncontested elections;

›

Independent chairman and separation of chairman and CEO roles;

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Proxy access for director candidates nominated by eligible shareholders;

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Holders of more than 20% of outstanding common stock have the ability to call special meetings of shareholders;

›

No shareholder rights plans or super-majority voting; and

›

Additional avenues for shareholder input, including

›

Ability to suggest director nominees to the Corporate Governance Committee;

›

Ability to communicate directly with the non-management directors; and

›

Regular shareholder engagement.

Shareholders Have the Ability to Raise Matters and Act Outside the Annual Meeting Cycle. In addition to the ability to present matters at annual meetings, the right of shareholders to call a special meeting, along with Delta’s established shareholder communication and engagement practices, provides shareholders with meaningful opportunities to raise important matters and, if necessary, pursue actions for shareholder consideration outside the annual meeting process. A threshold of 20% of the outstanding shares needed to call a special meeting provides shareholders with a meaningful ability to call a special meeting.

As described in the summary section of this proxy statement, we regularly engage with our investors to learn and understand their views. Through direct and regular presentations, conversation with shareholders and active monitoring of communications from shareholders, the company seeks shareholder views on a wide variety of topics including governance and financial performance of the company, our executive compensation programs, ESG and sustainability matters, and strategy and risk management.

These rights and practices provide meaningful, year-round opportunities for shareholders to bring matters to the attention of company management, the Board and other shareholders.

Our Current Practices Are Efficient and Protect All Shareholders. The transparency of the annual and special meeting process offers important protections and advantages for shareholders that are absent from a written consent process. Shareholder meetings and votes take place transparently on a specified date and with a specified agenda that is publicly announced well in advance, giving all interested shareholders an opportunity to consider proposed actions and express their views. Accurate and complete information about proposed actions is widely distributed in a proxy statement before the meeting, which promotes well-informed consideration on the merits of the proposed actions. Shareholder meetings provide all shareholders with a forum for consideration of the proposed action. In addition, the Board is able to analyze and provide a recommendation with respect to actions proposed to be taken at a shareholder meeting.

The Proposal Could Disenfranchise Shareholders. In contrast, adoption of this written consent proposal would make it possible for the holders of a simple majority of outstanding shares of Delta’s common stock to take significant corporate action:

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without a known place and time for the proposal to be voted on that is publicly announced to all shareholders in advance, and

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without giving all shareholders an opportunity to consider, express their views and vote on shareholder actions that may have important ramifications for both Delta and all shareholders.

The proposed written consent process would effectively disenfranchise all shareholders who do not have (or are not given) the opportunity to participate in the written consent.

In his supporting statement, Mr. Chevedden incorrectly indicates that Sergio Rial was expected to become the Delta Chair following the 2020 meeting. Mr. Blake has been the Chair of the Board since 2016 and continues in that role. Mr. Carp retired as chair of the Personnel & Compensation Committee in 2020 and Mr. Rial succeeded Mr. Carp in that role following the 2020 meeting.

In summary, the Board continues to believe that the strong corporate governance practices already in place at Delta, including the shareholders’ ability to call a special meeting, and our demonstrated responsiveness to shareholders, provide the appropriate means to advance shareholders’ interests without potentially disenfranchising some shareholders. These rights and practices allow the Board to oversee the business and affairs of Delta for the benefit of all shareholders while avoiding the governance risk associated with the right to act by written consent. For these reasons, we believe the ability to act by written consent is neither necessary nor in the shareholders’ best interests.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

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Proposal 5 — SHAREHOLDER PROPOSAL - CLIMATE LOBBYING REPORT

WHAT AM I VOTING ON?

A shareholder has submitted a proposal requesting that the Board of Directors issue a climate lobbying report. The Board recommends that you vote AGAINST this proposal.

SHAREHOLDER PROPOSAL

BNP Paribas Asset Management has represented that it has beneficially owned the requisite amount of our common stock for more than one year, has submitted the following proposal and supporting statement and has notified us that a representative intends to present the proposal set forth below at the annual meeting.

Climate Lobbying Report

Shareholders request that the Board of Directors conduct an evaluation and issue a report within the next year (at reasonable cost, omitting proprietary information) describing if, and how, Delta Air Lines’ lobbying activities (direct and through trade associations and social welfare and nonprofit organizations) align with the Paris Climate Agreement’s goal of limiting average global warming to well below 2 degrees Celsius, and how the company plans to mitigate risks presented by any such misalignment.

Supporting Statement

According to the most recent annual “Emissions Gap Report” issued by the United Nations Environment Programme (December 9, 2020), critical gaps remain between the commitments national governments have made and the actions required to prevent the worst effects of climate change. Companies have an important and constructive role to play in enabling policy-makers to close these gaps.

Corporate lobbying activities that are inconsistent with meeting the goals of the Paris Agreement present regulatory, reputational and legal risks to investors. These efforts also present systemic risks to our economies, as delays in implementation of the Paris Agreement increase the physical risks of climate change, pose a systemic risk to economic stability and introduce uncertainty and volatility into our portfolios. We believe that Paris-aligned climate lobbying helps to mitigate these risks, and contributes positively to the long-term value of our investment portfolios.

Of particular concern are the trade associations and other politically active organizations that speak for business but, unfortunately, too often present forceful obstacles to progress in addressing the climate crisis.

As investors, we view fulfillment of the Paris Agreement’s agreed goal–to hold the increase in the global average temperature to “well below” 2°C above preindustrial levels, and to pursue efforts to limit the temperature increase to 1.5°C - as an imperative. We are convinced that unabated climate change will have a devastating impact on our clients, plan beneficiaries, and the value of their portfolios. We see future “business as usual” scenarios of 3-4°C or greater as both unacceptable and uninvestable.

We commend Delta Air Lines for responding to CDP’s annual climate change survey, including information on the company’s direct (in the company’s name) and indirect (through trade associations and other organizations) lobbying efforts related to climate change and their consistency with corporate policy. Two hundred institutional investors managing $6.5 trillion wrote to Delta in 2019, seeking an answer to a different question: How does Delta work to ensure that its direct and indirect lobbying activities align with the Paris Agreement’s goals, and what does the company do to address any misalignments it has found? The investors received no response to their letter.

Thus, we urge the Board and management to assess the company’s climate related lobbying and report to shareholders. Last year, this proposal received a 46% vote at Delta’s annual meeting.

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STATEMENT IN OPPOSITION

The Board of Directors believes that Delta’s lobbying efforts remain clearly aligned with responsible climate action, including the reduction of carbon emissions from aviation. For years, Delta has set an industry-leading course of action with respect to environmental sustainability. In February 2020, we announced our commitment of $1 billion during the next ten years on our journey to become the first carbon-neutral airline globally. Our focus and commitment are clear, and lobbying efforts and environmental policies are transparent. Delta has discussed this topic with shareholders during regular engagement to understand the various perspectives that our diverse shareholder base has on climate change and environmental sustainability issues. With those viewpoints in mind, the proposal does not advance the interests of Delta’s shareholders beyond the steps we have already taken and are continuing to take.

Delta has long been a leader in environmental sustainability, and we remain deeply committed to our 10-year plan to invest $1 billion toward carbon neutrality.

From being the first and only U.S. airline to voluntarily cap greenhouse gas emissions at 2012 levels to our 2020 commitment to be the first carbon-neutral airline globally, Delta has a longstanding commitment to sustainable air travel. Throughout the COVID-19 pandemic, Delta has stood by our $1 billion commitment, reiterating our focus on combating climate change. In the short term, Delta intends to achieve carbon neutrality by directly reducing carbon dioxide emissions through fleet and operational efficiencies and addressing remaining emissions through carbon offset project investments such as those that maintain and protect forests. To that end, Delta is addressing the 13 million metric tons of carbon dioxide emissions from our airline business between March 1 through December 31, 2020 through carbon offset projects.

As described further in the summary to this proxy statement, Delta’s holistic environmental sustainability plan is focused on carbon reduction and removal, stakeholder engagement and coalition building. Beyond replacement of retiring aircraft with new, more fuel-efficient aircraft, we are evaluating opportunities relating to potentially transformative technologies such as sustainable aviation fuel and carbon capture and storage technology. In an effort to broaden the availability of these technologies, Delta aims to build coalitions with suppliers and other industry participants to drive down the cost and increase the consumption and production of transformative technologies. For instance, we have executed agreements with multiple corporate customers to purchase SAF facilitated by Delta.

Delta’s long-term vision is zero-impact aviation: air travel that does not damage the environment directly or indirectly via greenhouse gas emissions, noise, waste generation or other environmental impacts. We believe achievement of this goal will require significant capital investment, support from government partners, research and development from manufacturers and evolution of some of the world’s largest industries, and we are firmly committed to supporting these efforts.

Delta’s lobbying efforts are clearly aligned with responsible climate action, including the reduction of carbon emissions from aviation. Delta has focused our emissions lobbying efforts through the International Air Transport Association (IATA), Airlines For America (A4A) and the U.S. government. This is where we believe we can have a positive impact on carbon emission issues that affect our industry and create consistent regulation across our operations. Members of these industry associations, including Delta, have recognized for years the need to address the global challenge of climate change.

In addition to Delta’s emissions reduction efforts, Delta has engaged with IATA, A4A and the U.S. government to ensure the International Civil Aviation Organization (ICAO) process and the Carbon Offset and Reduction Scheme for International Aviation (CORSIA) include our philosophy to address emissions. As described further in our Annual Report on Form 10-K, we are actively participating through monitoring, reporting and verification of emissions and through the ICAO Committee on Aviation Environmental Protection working groups. Delta is also engaging with A4A on federal incentives to advance efforts to bring sustainable aviation fuel to scale.

In general, Delta’s participation in trade and industry associations allows us to share our views and expertise and influence the positions of these organizations. Delta does not agree with the positions of every trade, industry or policy organization in which it participates. Engaging only with organizations that align with Delta’s positions and publicly stated goals would undermine our ability to build and expand support for our positions and goals, including support for our efforts to become carbon neutral and work towards zero impact aviation. Subsequent to receiving this proposal for the 2020 meeting and again for this year’s annual meeting, Delta has discussed our sustainability efforts and strategy and our lobbying efforts with the proponent.

Delta’s lobbying efforts and environmental policies are transparent. Delta’s lobbying activities are subject to comprehensive regulation at both the federal and state levels. Federal law requires the filing of regular, detailed reports with the U.S. Senate and the U.S. House of Representatives disclosing general and specific lobbying activities that are undertaken on our behalf, which are publicly available. State lobbying activities also are subject to detailed registration and disclosure requirements, and such reports are also publicly available through the applicable state authorities. Delta’s Carbon Emissions Policy and Environmental Policy are publicly available on delta.com at https://www.delta.com/sustainability.

As a result of Delta’s leadership in the airline industry on climate action, our commitment to become the first global carbon neutral airline and aspiration to achieve zero-impact aviation, and our responsible and transparent lobbying efforts on environmental matters, the Board does not believe that this proposal is necessary.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

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VOTING INFORMATION

Internet Availability of Proxy Materials

All of our proxy materials (including our 2020 Form 10-K) are made available to our shareholders on the Internet, rather than mailing paper copies to each shareholder. If you received a Notice Regarding the Availability of Proxy Materials (the Notice) by U.S. or electronic mail, you will not receive a paper copy of these proxy materials unless you request one. Instead, the Notice tells you how to access and review the proxy materials and vote your shares. If you would like to receive a paper copy of our proxy materials free of charge, follow the instructions in the Notice. The Notice will be distributed to our shareholders beginning on or about May 7, 2021.

Shareholders Entitled to Vote

The Board of Directors set April 30, 2021 as the record date for the meeting. This means that our shareholders as of the close of business on that date are entitled to notice of and to vote at the annual meeting. On April 15, 2021, 639,646,873 shares of Delta common stock were outstanding, and we do not expect the number of shares will change materially as of the record date. The common stock is the only class of securities entitled to vote at the meeting. Each outstanding share entitles its holder to one vote.

Quorum for the Annual Meeting

The quorum at the annual meeting will consist of a majority of the votes entitled to be cast by the holders of all shares of common stock that are outstanding and entitled to vote. Abstentions from voting and broker non-votes, if any, will be counted in determining whether a quorum is present. The meeting will not commence if a quorum is not present.

How to Vote

It is important that you vote in order to play a part in the future of the company. Please carefully review the proxy materials and follow the instructions below to cast your vote.

Shares of Common Stock Registered in Your Name or Held under Plans

The control number you receive in your Notice (or Notices) only covers shares of common stock in any of the following forms:

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common stock registered in your name (registered shares);

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common stock held in your account under the Delta 401(k) Retirement Plan for Pilots (Pilot Plan);

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common stock allocated to your account under the Delta 401(k) Retirement Plan or the Delta 401(k) Retirement Plan for Ready Reserves (collectively referred to as the 401(k) Retirement Plans); or

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unvested restricted common stock granted under the Delta Air Lines, Inc. Performance Compensation Plan.

SPECIAL NOTE TO DELTA EMPLOYEES ABOUT THE EMPLOYEE STOCK PURCHASE PLAN

If you are a Delta employee participating in the Employee Stock Purchase Plan, any control number you receive in your Notice does not cover shares of common stock purchased pursuant to the plan. These shares are held for your benefit by Fidelity in street name and you must instruct Fidelity regarding voting these shares on your behalf. See “Shares Held in Street Name” on page 74.

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If you hold shares in more than one of the ways listed, you may receive more than one Notice with separate control numbers. You will need to submit voting instructions for shares associated with each control number in order to vote all of your shares.

Your submission of voting instructions for registered shares results in the appointment of a proxy to vote those shares. In contrast, your submission of voting instructions for common stock held in Pilot Plan accounts or allocated to 401(k) Retirement Plans accounts, or for unvested restricted common stock granted under the Delta Air Lines, Inc. Performance Compensation Plan, instructs the applicable plan trustee or administrator how to vote those shares, but does not result in the appointment of a proxy. You may submit your voting instructions regarding all shares covered by the same control number before the meeting by using our Internet or telephone system or by completing and returning a proxy card, as described below. As noted above, if you hold shares in more than one way, you will need to vote the shares associated with each control number separately. You may vote in one of the following ways:

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Voting by the Internet or Telephone. You may vote using the Internet or telephone by following the instructions in the Notice to access the proxy materials and then following the instructions provided to allow you to record your vote. After accessing the proxy materials, to vote by the Internet, go to www.proxyvote.com and follow the instructions, or to vote by telephone call 1-800-690-6903. The Internet and telephone voting procedures are designed to authenticate votes cast by using a personal identification number. These procedures enable shareholders to confirm their instructions have been properly recorded.

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Voting by Proxy Card. If you obtained a paper copy of our proxy materials, you may also vote by signing, dating and returning your instructions on the proxy card in the enclosed postage-paid envelope. Please sign the proxy card exactly as your name appears on the card. If shares are owned jointly, each joint owner should sign the proxy card. If a shareholder is a corporation or partnership, the proxy card should be signed in the full corporate or partnership name by a duly authorized person. If the proxy card is signed pursuant to a power of attorney or by an executor, administrator, trustee or guardian, state the signer’s full title and provide a certificate or other proof of appointment.

To be effective, instructions regarding shares held in your Pilot Plan account or allocated to your 401(k) Retirement Plans account must be received before 5:00 p.m. Eastern Daylight Time on June 15, 2021. Instructions regarding registered shares or unvested restricted common stock must be received before 11:59 p.m. Eastern Daylight Time on June 16, 2021.

You may also vote registered shares by attending the annual meeting and voting via the online voting platform; this will revoke any proxy you previously submitted.

Note that you may not vote shares of unvested restricted common stock, shares held in your Pilot Plan account or shares allocated to your 401(k) Retirement Plans account at the meeting. If you do not submit voting instructions in a timely manner regarding shares of unvested restricted common stock, shares held in your Pilot Plan account or shares allocated to your 401(k) Retirement Plans account, they will not be voted. See “Shares Held in Street Name” below for information about voting Employee Stock Purchase Plan shares.

All properly submitted voting instructions, whether submitted by the Internet, telephone or U.S. mail, will be voted at the annual meeting according to the instructions given, provided they are received prior to the applicable deadlines described above. All properly submitted proxy cards not containing specific instructions will be voted in accordance with the Board of Directors’ recommendations set forth on page 75. The members of Delta’s Board of Directors designated to vote the proxies returned pursuant to this solicitation are Edward H. Bastian and Francis S. Blake.

Shares Held in Street Name

If your shares are held in the name of a broker, bank or other record holder (that is, in street name), refer to the instructions provided by the record holder regarding how to vote your shares or to revoke your voting instructions. This includes any shares purchased through the Employee Stock Purchase Plan. Without a proxy from the record holder, you may not vote shares held in street name by returning a proxy card. If you hold your shares in street name and intend to vote in advance of the annual meeting, which we encourage you to do, it is critical that you provide instructions to, or otherwise follow the instructions provided to you in the Notice, voting instruction form or other information provided to you by the broker, bank or other nominee that holds your shares, if you want your shares to count in the election of directors (Proposal 1), the advisory vote on executive compensation (Proposal 2) and the shareholder proposals (Proposals 4 and 5). As described in the next section of this proxy statement, regulations prohibit your bank or broker from voting your shares on these proposals, but they may vote your shares on Proposal 3 without instructions.

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Revoking a Proxy or Voting Instructions

If you hold registered shares, unvested restricted common stock, shares in Pilot Plan accounts or shares allocated to 401(k) Retirement Plans accounts, you may revoke your proxy or voting instructions prior to the meeting by:

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providing written notice to Delta’s Law Department at Delta Air Lines, Inc., Dept. No. 981, 1030 Delta Boulevard, Atlanta, Georgia 30354, Attention: Corporate Secretary; or

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submitting later-dated instructions by the Internet, telephone or U.S. mail.

To be effective, revocation of instructions regarding shares held in Pilot Plan accounts or allocated to 401(k) Retirement Plans accounts must be received before 5:00 p.m. Eastern Daylight Time on June 15, 2021. Revocation of instructions regarding registered shares or unvested restricted common stock must be received before 11:59 p.m. Eastern Daylight Time on June 16, 2021.

You may also revoke your proxy covering registered shares by attending the annual meeting and voting via the online meeting platform. Attending the meeting virtually will not, by itself, revoke a proxy.

Limitation on Brokers’ Authority to Vote Shares

Under New York Stock Exchange (NYSE) rules, brokerage firms may vote in their discretion on certain matters on behalf of clients who do not provide voting instructions at least 15 days before the date of the annual meeting. Generally, brokerage firms may vote to ratify the appointment of independent auditors and on other “discretionary” items. Because proposals other than Proposal 3 are not discretionary items, brokers are not permitted to vote your shares on these proposals unless you provide voting instructions. Accordingly, if your shares are held in a brokerage account and you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker on Proposal 3, but not the other proposals described in this proxy statement. Broker non-votes will not be considered in connection with Proposals 1, 2, 4 and 5. Therefore, we urge you to give voting instructions to your broker on all proposals.

Votes Necessary to Act on Proposals

At an annual meeting at which a quorum is present, the following votes will be necessary on each of the proposals:

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Each director shall be elected by the vote of a majority of the votes cast with respect to the director. For purposes of this vote, a majority of the votes cast means that the number of shares voted “for” a director must exceed 50% of the votes with respect to that director (excluding abstentions).

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The advisory vote to approve executive compensation (say on pay) requires the affirmative vote of the majority of shares present and entitled to vote at the meeting. Abstentions have the same effect as votes against the proposal. While this is a non-binding advisory vote, the Board values the opinions of our shareholders and the Personnel & Compensation Committee of the Board of Directors will review and consider the voting results when making future decisions regarding executive compensation.

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Ratification of the appointment of Ernst & Young LLP as independent auditors for the year ending December 31, 2020 requires the affirmative vote of the majority of shares present and entitled to vote at the meeting. Abstentions have the same effect as votes against the proposal.

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Approval of the shareholder proposals described in this proxy statement requires the affirmative vote of the majority of shares present and entitled to vote. Abstentions have the same effect as votes against the proposal.

Broker non-votes, if any, will be handled as described under “Limitation on Brokers’ Authority to Vote Shares” above.

Recommendations of the Board

The Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting as follows:

FOR the election of the director nominees named in this proxy statement;

FOR the approval, on an advisory basis, of the compensation of Delta’s named executive officers; and

FOR the ratification of the appointment of Ernst & Young LLP as Delta’s independent auditors for the year ending December 31, 2021.

AGAINST the shareholder proposals described in this proxy statement.

All properly submitted proxy cards not containing specific instructions will be voted in accordance with the Board’s recommendations.

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OTHER INFORMATION

Presentation of Other Business at the Meeting

Delta is not aware of any business to be transacted at the annual meeting other than as described in this proxy statement. If any other item or proposal properly comes before the meeting (including, but not limited to, a proposal to adjourn the meeting in order to solicit votes in favor of any proposal contained in this proxy statement), the proxies received will be voted at the discretion of the directors designated to vote the proxies.

Attending the Meeting Virtually

We plan to hold our annual meeting virtually in an effort to enhance the ability of our shareholders around the world to attend and participate, particularly in light of the COVID-19 pandemic. To attend and participate in the annual meeting, shareholders will need to access the live audio webcast of the meeting by visiting www.virtualshareholdermeeting.com/DAL2021 and using the 16-digit control number provided in the Notice or proxy card to log in to the meeting website. Any shareholders holding shares in street name that do not receive a 16-digit control number should contact their bank, broker or other nominee (preferably at least 5 days before the annual meeting) in order to request a control number and be able to attend, participate in or vote at the annual meeting. If you do not have a 16-digit control number at the time of the meeting, you may still attend the meeting as a guest in listen-only mode, although guests will be unable to vote or submit questions.

We encourage shareholders to log in to the meeting website and access the webcast before the annual meeting’s start time. We plan to have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual shareholder meeting login page: www.virtualshareholdermeeting.com/DAL2021.

We are committed to ensuring that shareholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. Our directors and various members of our management team will join the virtual meeting and be available for questions. Shareholders may submit questions during the meeting through the virtual meeting platform at www.virtualshareholdermeeting.com/DAL2021. We intend to answer all relevant questions submitted in accordance with the rules of conduct for the meeting, which we will post in advance of the meeting. We ask that shareholders limit themselves to one question each and provide their name and contact details when submitting a question through the virtual meeting platform. If we receive substantially similar questions, we will group them together and provide a single response to avoid repetition. We plan to address as many questions during the meeting as time permits, but if there are any relevant questions submitted in accordance with the rules of conduct that we are unable to answer due to time constraints, we intend to post answers to those questions on our investor relations website following the meeting.

Further instructions on how to attend, participate in and vote at the annual meeting virtually, including how to demonstrate your ownership of our common stock as of the record date, are available at www.virtualshareholdermeeting.com/DAL2021.

Householding

As permitted by the 1934 Act, only one copy of this proxy statement is being delivered to shareholders residing at the same address, unless the shareholders have notified Delta of their desire to receive multiple copies of the proxy statement. This is known as householding.

Delta will promptly deliver, upon oral or written request, a separate copy of the proxy statement to any shareholder residing at an address to which only one copy was mailed. Requests for additional copies for the current year or future years should be directed to Delta’s Investor Relations toll free at (866) 715-2170.

Shareholders of record residing at the same address and currently receiving multiple copies of the proxy statement may contact our registrar and transfer agent, EQ Shareowners Services, to request that only a single copy of the proxy statement be mailed in the future. Contact EQ by phone at (800) 259-2345 or by mail at P.O. Box 64854, St. Paul, MN 55164-0854.

If you hold your shares in street name, you should contact Broadridge Investor Communication Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or by calling 1-866-540-7095 to request that only a single copy of the proxy statement be mailed in the future.

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Cost of Solicitation

Delta will pay the cost of soliciting proxies. We have retained Innisfree to solicit proxies, by telephone, in person or by mail, for a fee of $25,000 plus certain expenses. In addition, certain Delta officers and employees, who will receive no compensation for their services other than their regular salaries, may solicit proxies. Delta will also reimburse banks, brokers and other nominees for their costs in forwarding proxy materials to beneficial owners of Delta stock. Other proxy solicitation expenses that we will pay include those for preparing, mailing, returning and tabulating the proxies.

Delinquent Section 16(a) Reports

Section 16(a) of the 1934 Act and related regulations require our directors, executive officers, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. To assist with these required reports, we have established procedures whereby we receive relevant information regarding the transactions of our directors and executive officers in our equity securities and we prepare and file the ownership reports on their behalf.

We have reviewed all ownership reports filed electronically with the SEC since January 1, 2020. Based on that review and on written information given to us by our directors and executive officers, we believe that all such required reports for our directors and executive officers were filed on a timely basis under Section 16(a), except for (i) a Form 4 for Mr. Peter Carter filed on December 17, 2020 with respect to a withholding transaction for shares of restricted common stock that vested on December 4, 2020, and (ii) a Form 4 for Mr. Bellemare filed on January 28, 2021 as a result of a delay in receipt of SEC filing codes and related to a grant of restricted common stock made on January 25, 2021.

Submission of Shareholder Proposals

To be considered for inclusion in our proxy statement for the 2022 annual meeting, shareholder proposals other than a director nomination must comply with the requirements under SEC Rule 14a-8 and must be submitted in writing and received by us no later than 5:00 p.m., local time, on January 7, 2022, at the following address:

By delivery:	By mail:
Law Department Delta Air Lines, Inc. Department 981 1030 Delta Boulevard Atlanta, Georgia 30354 Attention: Chief Legal Officer	Law Department Delta Air Lines, Inc. Department 981 P.O. Box 20574 Atlanta, Georgia 30320 Attention: Chief Legal Officer

Under certain circumstances, shareholders may also submit nominations for directors for inclusion in our proxy materials by complying with the requirements in Article II, Section 9 of our Bylaws. Director nominations to be considered for inclusion in proxy materials for the 2022 annual meeting must be received by us at the address above no earlier than December 8, 2021 and no later than January 7, 2022.

In addition, a shareholder may only bring business before the 2022 annual meeting, other than a proposal included in the proxy statement, or may submit nominations for directors, if the shareholder complies with the requirements specified in Article II, Section 8 of our Bylaws. The requirements include:

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providing written notice that is received by Delta’s Corporate Secretary between February 17, 2022 and March 19, 2022 (subject to adjustment if the date of the 2022 annual meeting is moved by more than 30 days, as provided in Article II, Section 8(b) of the Bylaws); and

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supplying the additional information listed in Article II, Section 8(b) of the Bylaws.

Delta’s Bylaws are available at http://ir.delta.com/governance/.

A proxy granted by a shareholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the notice provision in our Bylaws, subject to the applicable rules of the Securities and Exchange Commission.

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The Corporate Governance Committee evaluates potential nominees for director suggested by shareholders on the same basis as all other potential nominees. To recommend a potential nominee, you may:

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e-mail nonmgmt.directors@delta.com or

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send a letter addressed to Delta’s Law Department at Delta Air Lines, Inc., Dept. No. 981, 1030 Delta Boulevard, Atlanta, Georgia 30354, Attention: Corporate Secretary.

Each potential nominee is reviewed by the Committee, which decides whether to recommend a candidate for consideration by the full Board.

Forward-Looking Statements

Statements in this proxy statement that are not historical facts, including statements about our estimates, expectations, beliefs, intentions, projections or strategies for the future, may be “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations. Known material risk factors applicable to Delta are described in “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, other than risks that could apply to any issuer or offering. All forward-looking statements speak only as of the date made, and we undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this report except as required by law.

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Supplemental Information about Non-GAAP Financial Measures

We sometimes use information that is derived from our consolidated financial statements, but that is not presented in accordance with accounting principles generally accepted in the U.S. (GAAP). Certain of this information is considered “non-GAAP financial measures” under SEC rules. Non-GAAP financial measures may be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. The tables below show a reconciliation of free cash flow, the non-GAAP financial measure used in this proxy statement, to the most directly comparable GAAP financial measure. The reconciliation may not calculate correctly due to rounding.

Free Cash Flow

We present free cash flow because management believes this metric is helpful to investors to evaluate the company’s ability to generate cash that is available for use for debt service or general corporate initiatives. Adjustments include:

NET PURCHASES OF SHORT-TERM INVESTMENTS

Net purchases of short-term investments represent the net purchase and sale activity of investments and marketable securities in the period, including gains and losses. We adjust for this activity to provide investors a better understanding of the company’s free cash flow generated by our operations.

STRATEGIC INVESTMENTS AND RELATED

Cash flows related to our investments in and related transactions with other airlines are included in our GAAP investing activities. We adjust for this activity because it provides a more meaningful comparison to our airline industry peers.

NET CASH FLOWS RELATED TO CERTAIN AIRPORT CONSTRUCTION PROJECTS

Cash flows related to certain airport construction projects are included in our GAAP operating activities and capital expenditures. We have adjusted for these items, which were primarily funded by cash restricted for airport construction, to provide investors a better understanding of the company’s free cash flow and capital expenditures that are core to our operational performance in the periods shown.

HEDGE MARGIN AND OTHER

Free cash flow is adjusted for hedge margin and other as we believe this adjustment removes the impact of current market volatility on our unsettled hedges and allows investors to better understand and analyze our core operational performance.

2017 PENSION PLAN CONTRIBUTION

In 2017, we contributed $2 billion to our pension plans using net proceeds from our debt issuance. We adjusted free cash flow to exclude this contribution to allow investors to understand the cash flows related to our core operations in the periods shown.

(in billions)	5 Years Ended December 31, 2019
Net cash provided by operating activities	$35.5
Net cash used in investing activities	(20.5)
Adjusted for:
Net purchases of short-term investments	(1.1)
Strategic investments and related	2.2
Net cash flows related to certain airport construction projects	0.8
Hedge margin and other	(0.8)
2017 pension plan contribution	2.0
FREE CASH FLOW	$18.1

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COMFORT+

Thank you Delta employees
for the work you do every day to keep travel safe.

DELTA

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DELTA AIR LINES, INC.
1030 DELTA BLVD.
DEPARTMENT 829
ATLANTA, GA 30354-1989

VOTE BEFORE THE MEETING

You may submit this proxy or these voting instructions, as applicable, using the Internet, telephone or U.S. mail. Participants in the Delta 401(k) Retirement Plan for Pilots, Delta 401(k) Retirement Plan, Delta 401(k) Retirement Plan for Ready Reserves and holders of unvested restricted common stock may submit voting instructions on this proxy card.

To vote online or by telephone, have this proxy card in hand and go to www.proxyvote.com or call 1-800-690-6903 and follow the instructions.

If you mail this proxy card, mark, sign and date the card and return it in the postage-paid envelope, or send it to: For registered stockholders and holders of unvested restricted common stock - Delta Air Lines, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. For participants in the Delta 401(k) Retirement Plan for Pilots, Delta 401(k) Retirement Plan and Delta 401(k) Retirement Plan for Ready Reserves - Fidelity Management Trust Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Voting Deadlines

Participants in the Delta 401(k) Retirement Plan for Pilots, Delta 401(k) Retirement Plan and Delta 401(k) Retirement Plan for Ready Reserves:
Voting instructions submitted using the Internet or telephone must be submitted before 5:00 p.m. Eastern Daylight Time (EDT) on Tuesday, June 15, 2021. Voting instructions submitted by mailing this proxy card must be received by the trustee by that time.

Registered Stockholders and Holders of Unvested Restricted Common Stock:
Voting instructions submitted using the Internet or telephone must be submitted before 11:59 p.m. EDT on Wednesday, June 16, 2021. Voting instructions submitted by mailing this proxy card must be received by Broadridge by that time.

VOTE DURING THE MEETING

Go to www.virtualshareholdermeeting.com/DAL2021. You may attend the meeting virtually and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

Delta encourages stockholders to sign up to receive proxy materials electronically in the future. Using electronic communication significantly reduces our printing and postage costs, and helps protect the environment. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive stockholder communications electronically in the future.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D53321-P53771 — KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. — DETACH AND RETURN THIS PORTION ONLY

DELTA AIR LINES, INC.

The Board of Directors recommends a vote FOR Proposals 1, 2 and 3 and AGAINST Proposals 4 and 5.

DELTA'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES:

1. Election of Nominees for Director:	**For**	**Against**	**Abstain**
1a. Edward H. Bastian	☐	☐	☐
1b. Francis S. Blake	☐	☐	☐
1c. Ashton B. Carter	☐	☐	☐
1d. David G. DeWalt	☐	☐	☐
1e. William H. Easter III	☐	☐	☐
1f. Christopher A. Hazleton	☐	☐	☐
1g. Michael P. Huerta	☐	☐	☐
1h. Jeanne P. Jackson	☐	☐	☐
1i. George N. Mattson	☐	☐	☐
1j. Sergio A.L. Rial	☐	☐	☐
1k. David S. Taylor	☐	☐	☐
1l. Kathy N. Waller	☐	☐	☐

DELTA'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2 AND 3.	**For**	**Against**	**Abstain**
2. To approve, on an advisory basis, the compensation of Delta's named executive officers.	☐	☐	☐
3. To ratify the appointment of Ernst & Young LLP as Delta's independent auditors for the year ending December 31, 2021.	☐	☐	☐
DELTA'S BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSALS 4 AND 5.			
4. A shareholder proposal related to the right to act by written consent.	☐	☐	☐
5. A shareholder proposal related to a climate lobbying report.	☐	☐	☐

(**NOTE:** Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.)

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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Annual Meeting of Shareholders
Thursday, June 17, 2021, 7:30 a.m. (Eastern Time)

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the Year Ended December 31, 2020 are available at www.proxyvote.com.

D53322-P53771

DELTA AIR LINES, INC.

I hereby appoint Edward H. Bastian and Francis S. Blake, and each of them, as proxies with full power of substitution, for and in my name, to vote all shares of Common Stock of Delta Air Lines, Inc. owned by me which I would be entitled to personally vote on all matters which may properly come before the 2021 Annual Meeting of Stockholders of Delta to be held on Thursday, June 17, 2021 at 7:30 a.m., local time, at www.virtualshareholdermeeting.com/DAL2021, or any adjournment or postponement of the meeting.

The proxies shall vote subject to the directions indicated on the reverse side of this Proxy Card, and the proxies are authorized to vote in their discretion upon other business as may properly come before the annual meeting or any adjournment or postponement of the meeting. The proxies will vote as the Board of Directors recommends where a choice is not specified. The proxies cannot vote these shares unless you sign, date and return this Proxy Card or vote by the Internet or telephone.

If I am the holder of unvested restricted common stock granted under Delta's Performance Compensation Plan, I hereby instruct the administrator of the Performance Compensation Plan to vote the shares of unvested restricted common stock granted to me at the annual meeting, as indicated on the reverse side of this card. I understand that the administrator of the Performance Compensation Plan will not vote the shares of unvested restricted common stock granted to me if I do not submit voting instructions before 11:59 p.m. EDT on Wednesday, June 16, 2021.

If I am a participant in the Delta 401(k) Retirement Plan for Pilots (Pilot Plan), Delta 401(k) Retirement Plan (Retirement Plan) or Delta 401(k) Retirement Plan for Ready Reserves (Ready Reserve Plan), I hereby instruct Fidelity Management Trust Company, as Trustee, to vote the shares of Delta common stock attributable to the Pilot Plan, Retirement Plan or Ready Reserve Plan account, as applicable, at the annual meeting, as indicated on the reverse side of this card. These instructions shall be confidential. I understand that the Trustee will not vote shares attributable to the Pilot Plan, Retirement Plan or Ready Reserve Plan account if the Trustee does not receive voting instructions from me before 5:00 p.m. EDT on Tuesday, June 15, 2021.

I acknowledge receipt of Delta's Notice of Annual Meeting of Stockholders, dated May 7, 2021, Proxy Statement and Annual Report on Form 10-K for the Year Ended December 31, 2020.

Continued and to be signed on reverse side